UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-3651
                                   ---------------------------------------------

                           Touchstone Strategic Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
       (Address of principal executive offices)             (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 362-8000
                                                   -----------------------------

Date of fiscal year end:   3/31/06
                        --------------------

Date of reporting period:  3/31/06
                         -------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report

Opportunities Fund Touchstone Large Cap Core Equity Fund Touchstone Large Cap Value Fund Touchstone Micro Cap Growth Fund Touchstone Mid Cap Growth Fund Touchstone Value Plus Fund Touchstone Growth Opportunities Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Value Fund Touchstone Micro Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Value Plus Fund Touchstone Large Cap Core Equity Fund Touchstone Large Cap Growth Fund Touchstone Small Cap Growth


                                                                  March 31, 2006

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[LOGO] TOUCHSTONE
       INVESTMENTS



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                                  ANNUAL REPORT
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Touchstone Growth Opportunities Fund

Touchstone Large Cap Core Equity Fund

Touchstone Large Cap Growth Fund

Touchstone Large Cap Value Fund

Touchstone Micro Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Small Cap Growth Fund

Touchstone Value Plus Fund


   RESEARCH    o    DESIGN    o    SELECT    o    MONITOR

TABLE OF CONTENTS
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                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance                                 4-21
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Tabular Presentation of Portfolios of Investments                             22
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Statements of Assets and Liabilities                                       23-26
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Statements of Operations                                                   27-29
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Statements of Changes in Net Assets                                        30-35
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Financial Highlights                                                       36-60
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Notes to Financial Statements                                              61-77
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Portfolios of Investments:
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       Growth Opportunities Fund                                           78-79
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       Large Cap Core Equity Fund                                          80-81
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       Large Cap Growth Fund                                               82-83
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       Large Cap Value Fund                                                84-85
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       Micro Cap Growth Fund                                               86-89
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       Mid Cap Growth Fund                                                 90-93
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       Small Cap Growth Fund                                               94-98
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       Value Plus Fund                                                    99-101
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Report of Independent Registered Public Accounting Firm                      102
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Other Items                                                              103-117
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Management of the Trust                                                  118-120
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2

Letter from the President
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and management commentaries for the twelve months ended March 31, 2006.

At the onset of the period and throughout most of 2005, equity markets struggled to gain traction as hurricane disasters, escalated energy prices, and persistently tighter monetary policy led to uncertainty and pressured market sentiment. In spite of these conditions, equity markets gained momentum in the latter part of the fiscal year with the S&P 500 Index returning 11.72% for the twelve months ended March 31, 2006. Mid- and smaller capitalization stocks outperformed their larger counterparts and growth and value returns ran virtually parallel for the period.

While continuing its tightening campaign, the Federal Reserve (Fed) increased rates eight times during the fiscal year, bringing the total to 15 consecutive rate increases since a low of 1.00% in the spring of 2004. Analysts question whether an end is near or further monetary tightening will be necessary to restrain inflation.

Gross Domestic Product (GDP), a measurement of the economy, showed a high degree of resilience and deflected the impact of natural disasters, record-high energy prices, rising interest rates and inflationary concerns. Notably, the GDP has grown at its most consistent pace in 20 years. The labor market has continued to improve with the unemployment rate falling to 4.8%, a level that has long been considered "full employment" for the U.S. economy.

With the concerns of a cooling housing market and higher energy costs, it's uncertain how these key indicators and the effects of interest rates will influence the economy and markets in the future. Touchstone supports a long-term investment outlook and encourages you to focus on diversifying your portfolio with a blend of equity, bond and money market funds. We endeavor to offer a disciplined approach to investment management that is well suited to helping you attain your goals.

Touchstone is pleased to announce that we recently launched the Touchstone Large Cap Value Fund and appointed JS Asset Management (JSAM) as the sub-advisor. Fund manager John Schneider, president and chief investment officer, brings impressive credentials that have earned him acclaim throughout his 20-year career. We are excited to partner with JSAM and bring this new Fund to our shareholders.

On behalf of my colleagues at Touchstone Investments, I thank you for the opportunity to assist with your investments and appreciate the trust you've placed in us. We look forward to serving you in the future. Please visit our Web site, www.touchstoneinvestments.com, for more information.

Best regards,



/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Strategic Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND

MASTRAPASQUA ASSET MANAGEMENT, INC.

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Growth Opportunities Fund Class A was 20.37% for the twelve months ending March 31, 2006. The total return for the Russell 1000 Growth Index was 13.14% for the same period.

The equity markets were particularly resilient, improving amidst the tug of war between rising short-term rates and continuing GDP growth coupled with solid corporate earnings. Core inflation remained tame. Productivity growth and the competitive pressures of economic globalization played an important role in containing inflation. The economy was strong--home-ownership was reported at record levels, and corporate cash flow and profitability increased.

PORTFOLIO REVIEW

The market contended with many anxieties, such as higher energy prices, the hurricane aftermath, the war in Iraq, increasing short-term interest rates and confusion over future Fed policy. Yet, solid economic fundamentals and corporate earnings reports contributed to the Fund's positive results.

The Fund benefited from its Energy, Information Technology and Industrials sector holdings and was adversely affected by its holdings in companies that are sensitive to consumer spending.

The unpredictable nature of oil and natural gas prices creates an element of uncertainty that is likely to persist for some time. The lack of excess capacity will likely contribute to volatility and prices will be sensitive to global events. The current level of prices will remain a stimulus to capital spending due to the cost reductions associated with additional energy efficiency. We can't forecast where energy prices will be in six to twelve months, but we believe that energy prices at these levels benefit investors who have some allocation of their equity investment in the Energy sector as a means of controlling portfolio risk.

CURRENT STRATEGY AND OUTLOOK

The fundamentals for quality equities, especially in growth sectors, have become even more attractive relative to other asset classes. Barring unforeseen events, we believe that equities are positioned to perform well into 2007--particularly growth companies with experienced management, healthy balance sheets, broad product mixes, and improving cash flows.

The fact that the market has maintained its positive bias in the midst of higher oil prices, rising short-term interest rates, and acts of global terrorism indicates that equities are adjusting to a world with persistently higher oil prices and increased global terrorism.

We believe that although the consumer remains an active participant in the economic expansion, leadership will come from capital goods companies. Therefore, we continued making adjustments to the Fund during the year to take advantage of this prospect and benefit from increased capital spending due to the implications of higher energy costs. We increased our holdings in the Information Technology and Industrials sectors and sold most consumer spending-sensitive stocks.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

In our judgment, we are still in the early stages of a multi-year secular bull market, with the competition from other asset classes (real estate, bonds) diminishing markedly. Our view is that the level of corporate cash flow and profitability should increase at a double-digit rate and remain near its high as a percent of GDP. Double-digit corporate spending gains, as well as acceleration in the growth rate, seem likely over the next four to eight quarters. It is important to identify variables that we believe could dominate the economic and investment landscape for the remainder of 2006, and which would influence our investment strategy.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH OPPORTUNITIES FUND - CLASS A* AND THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]
  GROWTH OPPORTUNITIES FUND - CLASS A            RUSSELL 1000 GROWTH INDEX
          DATE                                       DATE
          ----                                       ----
        03/31/96        9,425                      03/31/96       10,000
        06/30/96        9,515                      06/30/96       10,636
        09/30/96        9,680                      09/30/96       11,019
        12/31/96       10,448                      12/31/96       11,684
        03/31/97       10,539                      03/31/97       11,748
        06/30/97       12,379                      06/30/97       13,970
        09/30/97       14,006                      09/30/97       15,021
        12/31/97       12,932                      12/31/97       15,249
        03/31/98       14,408                      03/31/98       17,559
        06/30/98       14,664                      06/30/98       18,356
        09/30/98       13,418                      09/30/98       16,688
        12/31/98       17,984                      12/31/98       21,150
        03/31/99       18,714                      03/31/99       22,495
        06/30/99       20,329                      06/30/99       23,361
        09/30/99       20,447                      09/30/99       22,506
        12/31/99       30,257                      12/31/99       28,167
        03/31/00       35,347                      03/31/00       30,172
        06/30/00       35,106                      06/30/00       29,358
        09/30/00       36,960                      09/30/00       27,778
        12/31/00       29,483                      12/31/00       21,847
        03/31/01       21,767                      03/31/01       17,281
        06/30/01       24,035                      06/30/01       18,736
        09/30/01       17,615                      09/30/01       15,100
        12/31/01       21,093                      12/31/01       17,386
        03/31/02       19,817                      03/31/02       16,936
        06/30/02       15,096                      06/30/02       13,774
        09/30/02       12,731                      09/30/02       11,701
        12/31/02       13,549                      12/31/02       12,537
        03/31/03       13,844                      03/31/03       12,403
        06/30/03       16,460                      06/30/03       14,178
        09/30/03       17,070                      09/30/03       14,732
        12/31/03       18,934                      12/31/03       16,266
        03/31/04       19,686                      03/31/04       16,395
        06/30/04       19,468                      06/30/04       16,713
        09/30/04       18,127                      09/30/04       15,839
        12/31/04       20,547                      12/31/04       17,291
        03/31/05       19,533                      03/31/05       16,584
        06/30/05       20,383                      06/30/05       16,992
        09/30/05       21,757                      09/30/05       17,673
        12/31/05       22,412                      12/31/05       18,200
        03/31/06       23,509                      03/31/06       18,762
--------------------------------------------------------------------------------
                            GROWTH OPPORTUNITIES FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         5 YEARS        10 YEARS      SINCE INCEPTION*
CLASS A            13.47%           0.36%           8.92%           9.89%
CLASS B            16.15%             --              --           (2.39%)
CLASS C            20.40%           0.86%             --            1.79%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND

TODD INVESTMENT ADVISORS, INC.

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Core Equity Fund Class A was 10.74% for the twelve months ended March 31, 2006. The total return of the Russell 1000 Index was 13.20% over the same period.

Larger stocks lagged the broader Russell 1000 Index, as the largest 50 stocks gained only 2.5% for the quarter. This underperformance persisted throughout the year, and mid-cap stocks were the best performers by a wide margin.

Investors were concerned that the economy would weaken and hopes were high that the Fed would have the leeway to stop raising rates. These factors are now reversed, with the economy looking much stronger than many had expected and many investors now worried that the Fed will keep raising rates. The net result of this change was that investors bought into stocks and the equity markets set new recovery highs. Bonds declined as the 10-year U.S. Treasury yield rose.

PORTFOLIO REVIEW

The Fund's overweight in Industrials helped performance. The Fund benefited from good stock selection in Information Technology, where it also was overweight. The Fund's best-performing stocks were an eclectic mix from diverse sectors of the economy. While they all have their individual reasons for good performance, the common theme was that investors do not expect the economy to falter. U.S. capital goods production remains strong, and consumers continue to want the latest-and-greatest digital technology. Those are two trends that we believe will have legs for some time to come.

CURRENT STRATEGY AND OUTLOOK

The Fund's strategy has always been to hold a limited number of names that offer better appreciation potential than other stocks because of their attractive relative valuation and the presence of an active catalyst. The Fund holds 30 stocks at all times, selected from the 200 largest U.S. stocks. Fund managers then look for catalysts to unlock a stock's value. The end result of this process is a high-quality portfolio of large-capitalization stocks from well-known companies that we believe to be attractively valued.

We have fought a number of headwinds over the past quarter and year, most notably the weakness in large-cap stocks versus their smaller peers. We believe that trend is going to turn this year and that the Fund is well positioned to benefit from that change.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        LARGE CAP CORE EQUITY FUND - CLASS A* AND THE RUSSELL 1000 INDEX
                                  [LINE CHART]

   LARGE CAP CORE EQUITY - CLASS A                   RUSSELL 1000 INDEX

          DATE                                       DATE
          ----                                       ----
        05/16/00         9,425                     05/16/00        10,000
        05/31/00         9,341                     05/31/00         9,647
        06/30/00         9,273                     06/30/00         9,893
        07/31/00         9,171                     07/31/00         9,729
        08/31/00         9,571                     08/31/00        10,449
        09/30/00         9,318                     09/30/00         9,964
        10/31/00         9,588                     10/31/00         9,844
        11/30/00         9,188                     11/30/00         8,945
        12/31/00         9,263                     12/31/00         9,053
        01/31/01         9,263                     01/31/01         9,351
        02/28/01         8,936                     02/28/01         8,478
        03/31/01         8,313                     03/31/01         7,915
       6/30/2001         8,475                    6/30/2001         8,415
       9/30/2001         7,414                    9/30/2001         7,133
      12/31/2001         8,434                   12/31/2001         7,926
       3/31/2002         8,634                    3/31/2002         7,984
       6/30/2002         7,522                    6/30/2002         6,910
       9/30/2002         6,003                    9/30/2002         5,741
      12/31/2002         6,607                   12/31/2002         6,210
       3/31/2003         6,373                    3/31/2003         6,027
       6/30/2003         7,571                    6/30/2003         6,976
       9/30/2003         7,707                    9/30/2003         7,185
      12/31/2003         8,646                   12/31/2003         8,066
       3/31/2004         8,693                    3/31/2004         8,219
       6/30/2004         8,904                    6/30/2004         8,334
       9/30/2004         8,493                    9/30/2004         8,183
      12/31/2004         9,368                   12/31/2004         8,985
       3/31/2005         9,155                    3/31/2005         8,814
       6/30/2005         9,175                    6/30/2005         8,994
       9/30/2005         9,435                    9/30/2005         9,350
      12/31/2005         9,675                   12/31/2005         9,548
       3/31/2006        10,137                    3/31/2006         9,977

--------------------------------------------------------------------------------
                           LARGE CAP CORE EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                       1 YEAR            5 YEARS          SINCE INCEPTION*
CLASS A                 4.35%             2.83%                 0.23%
CLASS B                 5.95%               --                  1.76%
CLASS C                 9.91%             3.37%                 0.58%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and May 16, 2000, respectively.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

NAVELLIER & ASSOCIATES, INC.

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Growth Fund Class A was 17.24% for the twelve months ended March 31, 2006. The total return of the Russell 1000 Growth Index was 13.14% for the same period.

PORTFOLIO REVIEW

The Touchstone Large Cap Growth Fund produced another year of double-digit returns. Overweight positions in the Financial Services and Energy sectors contributed significantly to the Fund's outperformance. However, underweight positions in the Consumer Non-Discretionary and Consumer Discretionary sectors did not meet with our performance expectations.

Money flows over the past year were beneficial for growth stocks and served to push their prices higher. Even though growth was a better-performing category as a whole, the large-cap value stocks continued to demonstrate a slight performance edge over large-cap growth. Energy and Financial Services sector stocks fit more into the large-cap value category than in the large-cap growth category, which explained the powerful performance surge in the value indexes during the most recent quarter. However, we believe that the market factors needed for the growth style to reassert itself over value continue to develop.

CURRENT STRATEGY AND OUTLOOK

There are several reasons for our optimism. First, we remain in an ideal economic environment with strong and accelerating earnings growth. Second, the Fed is likely to be nearing an end to its present tight monetary policy. Third, as the current Fed tightening cycle begins to slow, price/earnings ratios will have room to begin an expansive phase. Finally, with 2006 being an election year, present policy makers are likely to try and keep the U.S. economic engine chugging through the November elections. Overall, the market is positioned for strong earnings growth in an environment with inflation under control. These are ideal conditions for growth stocks.

Despite the fact that oil prices have risen this year due to concerns of potential global supply disruptions and the possibility of yet another geopolitical crisis stemming from events in the Middle East, we believe that consumers are adaptable and they should not be too disturbed by the latest surge in oil prices. We suspect that Europe, the United States and other countries are in discussions with major oil producers to see if their oil production can be boosted in the event that the flow of Middle Eastern oil is disrupted. Ironically, the geopolitical situation has helped to boost the energy-related stocks in the Fund.

Even though we remain optimistic, we must advise that anytime the stock market takes off it typically becomes increasingly selective in the ensuing months. A narrowing of market leadership fits well into the style of stock selection used by the Touchstone Large Cap Growth Fund. As a result, we are optimistic about the performance potential for the Fund's holdings.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH FUND - CLASS A* AND THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]

       LARGE CAP GROWTH - CLASS A              RUSSELL 1000 GROWTH INDEX

            DATE                                  DATE
            ----                                  ----
          12/19/97        9,425                 12/19/97         10,000
          12/31/97        9,666                 12/31/97         10,300
          03/31/98       10,911                 03/31/98         11,861
          06/30/98       11,562                 06/30/98         12,400
          09/30/98       10,685                 09/30/98         11,273
          12/31/98       13,646                 12/31/98         14,287
          03/31/99       15,598                 03/31/99         15,196
          06/30/99       15,853                 06/30/99         15,780
          09/30/99       15,890                 09/30/99         15,202
          12/31/99       22,246                 12/31/99         19,025
          03/31/00       26,829                 03/31/00         20,380
          06/30/00       25,622                 06/30/00         19,830
          09/30/00       28,103                 09/30/00         18,764
          12/31/00       20,542                 12/31/00         14,759
          03/31/01       14,794                 03/31/01         11,674
          06/30/01       15,579                 06/30/01         12,657
          09/30/01       13,216                 09/30/01         10,200
          12/31/01       15,721                 12/31/01         11,744
          03/31/02       15,191                 03/31/02         11,441
          06/30/02       13,906                 06/30/02          9,304
          09/30/02       12,015                 09/30/02          7,904
          12/31/02       11,523                 12/31/02          8,470
          03/31/03       11,798                 03/31/03          8,379
          06/30/03       13,386                 06/30/03          9,578
          09/30/03       13,972                 09/30/03          9,953
          12/31/03       15,626                 12/31/03         10,989
          03/31/04       16,363                 03/31/04         11,076
          06/30/04       17,044                 06/30/04         11,291
          09/30/04       16,439                 09/30/04         10,700
          12/31/04       18,301                 12/31/04         11,682
          03/31/05       18,755                 03/31/05         11,204
          06/30/05       18,869                 06/30/05         11,479
          09/30/05       20,164                 09/30/05         11,940
          12/31/05       21,298                 12/31/05         12,296
          03/31/06       21,988                 03/31/06         12,675

--------------------------------------------------------------------------------
                              LARGE CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                    1 YEAR            5 YEARS          SINCE INCEPTION*
CLASS A             10.50%             6.98%                9.98%
CLASS B             12.48%               --                16.02%
CLASS C             16.62%               --                17.08%
CLASS I             17.47%               --                18.96%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was December 19, 1997 and the initial public offering of Class B and Class C commenced on October 4, 2003. The initial public offering of Class I commenced on November 10, 2004.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

LARGE CAP VALUE FUND

JS ASSET MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Value Fund Class A was 1.90% since the Fund's inception date of March 6, 2006 through March 31, 2006. The total return of the Russell 1000 Value Index was 0.88% for the same period.

PORTFOLIO REVIEW

The Touchstone Large Cap Value Fund was launched on March 6, 2006. JS Asset Management pursues a bottom-up approach and focuses on undervalued companies that we believe have catalysts to improve their valuations over a long-term investment timeframe. Our investment process is based on fundamental research, including studying financial statements, speaking with company management, examining sectors and industries, reviewing competitors, and leveraging sell-side analysts for data, not their opinions. We look for hidden or undervalued assets, cost-cutting initiatives, changes in management, increasing insider ownership or positive sector and industry changes that may be on the horizon. We are sometimes significantly underweight or overweight sectors in our concentrated portfolio. We shy away from sector-based investing, especially when fundamentals do not suggest potential for stock price appreciation.

We assign a price target to every company on our watch list. This watch list is not static and frequently includes companies with depressed earnings. Stocks are ranked based on the potential price appreciation expected over the next 18-24 months. We are patient and will maintain our position (or even add to it) as long as the business fundamentals and the catalyst are in place.

The Fund was positioned toward beneficiaries of increased capital spending, improving capacity utilization and higher interest rates: companies in the Industrials, Information Technology, and Financials sectors. We believe that companies in the Energy and Utility sectors are overvalued. We remain concerned about consumer sectors and industries (i.e., homebuilders, auto manufacturers, and the Retail sector) given that so much of the consumer's debt and buying power is based on short-term interest rates.

CURRENT STRATEGY AND OUTLOOK

We believe that GDP growth will continue to decelerate after a stronger-than-expected 2005, as the economy reacts to consumer spending and commodity price inflationary pressures. We believe that the average investor is reaching for returns with less consideration for risk. With real estate prices leveling off and financial markets improving, consumers may be looking to financial markets to sustain their personal wealth and purchasing power. As interest rates continue to rise, and as investors continue to place money in unsustainable and risky markets, we fear that the consumer will face a period of declining net worth with higher debt payments and lower spending. Nevertheless, we think corporate spending may be enough to offset consumer weakness, thereby providing the impetus for overall economic growth.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

MICRO CAP GROWTH FUND

BJURMAN, BARRY & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Micro Cap Growth Fund Class A was 21.95% for the twelve months ended March 31, 2006. The total return of the Russell 2000 Growth Index was 27.84% and the total return of the Russell Micro Cap Index was 26.47% for the same period.

U.S. equities finished the year ended March 31, 2006 with broad and impressive gains. All segments of the economy finished the period with gains, but the most memorable market moves were the dramatic rise in oil prices and the dominant performance of the Energy sector. The surge in oil and natural gas prices drove Energy-related companies to record earnings, dramatically boosting their stock prices. The Energy sector led the market and alone contributed to over one-tenth of the Russell 2000 Growth Index's annual performance.

Other sectors that showed leadership--Materials, Information Technology, Health Care, and Industrials--were those that are most sensitive to macroeconomic forces, which implied a strong economy despite the high commodity prices.

PORTFOLIO REVIEW

The Fund's performance disadvantage is largely attributable to the relative underperformance of the smallest capitalization companies in which the Touchstone Micro Cap Growth Fund is concentrated. The companies in the smallest quintiles of market capitalization did not have the above-average returns typically associated with them; on the contrary, as a group, they significantly underperformed during the twelve-month period. In fact, more than three-quarters of the portfolio was invested in companies in the lowest quintile of market capitalization, compared to only one in twenty for the benchmark.

Small-cap stocks in general benefited from continued economic growth and outpaced the broader market as investors favored smaller companies exhibiting strong earnings momentum. Small- and mid-capitalization stocks have been supported by strong earnings growth relative to larger capitalization stocks.

CURRENT STRATEGY AND OUTLOOK

The Fund continues to invest in companies that are, on average, smaller in capitalization and faster in growth than the Index itself. We firmly believe that the continued economic expansion, corporate earnings strength, and improving underlying fundamentals for the U.S. economy should benefit these stocks the most. Instead of reacting to broad market fluctuations, our focus continues to be selecting the most fundamentally sound and highest-growth companies, which we believe should produce superior long-term results.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         MICRO CAP GROWTH FUND - CLASS A*, THE RUSSELL 2000 GROWTH INDEX
                         AND THE RUSSELL MICRO CAP INDEX

                                  [LINE CHART]

   MICRO CAP GROWTH FUND         RUSSELL 2000             RUSSELL MICRO
        - CLASS A                GROWTH INDEX               CAP INDEX

    DATE                        DATE                      DATE
    ----                        ----                      ----
   06/22/04      9,425         06/22/04    10,000       06/22/04     10,000
   06/30/04      9,679         06/30/04    10,438       06/30/04     10,393
   07/31/04      8,794         07/31/04     9,501       07/31/04      9,536
   08/31/04      8,435         08/31/04     9,296       08/31/04      9,411
   09/30/04      9,039         09/30/04     9,810       09/30/04      9,815
   10/31/04      9,152         10/31/04    10,049       10/31/04      9,936
   11/30/04     10,038         11/30/04    10,898       11/30/04     10,832
   12/31/04     11,056         12/31/04    11,289       12/31/04     11,336
   01/31/05     10,358         01/31/05    10,780       01/31/05     10,887
   02/28/05     10,820         02/28/05    10,928       02/28/05     10,921
   03/31/05     10,433         03/31/05    10,518       03/31/05     10,493
   06/30/05     10,933         06/30/05    10,884       06/30/05     10,825
   09/30/05     11,027         09/30/05    11,572       09/30/05     11,481
   12/31/05     11,414         12/31/05    11,758       12/31/05     11,626
   03/31/06     12,724         03/31/06    13,447       03/31/06     13,270

--------------------------------------------------------------------------------
                              MICRO CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                              1 YEAR                  SINCE INCEPTION*
CLASS A                       14.89%                      14.56%
CLASS C                       21.07%                      17.60%
CLASS I                       22.76%                      24.49%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A and Class C shares was June 22, 2004 and the initial public offering of Class I commenced on October 4, 2004.
** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

MID CAP GROWTH FUND

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mid Cap Growth Fund Class A was 22.21% for the twelve months ended March 31, 2006. The total return of the Russell Mid Cap Growth Index was 22.68% over the same period. The Fund's name was changed from the Touchstone Emerging Growth Fund to better reflect its investment strategy.

The year ended March 31, 2006 was a great period for U.S. equities and an even better period for mid-cap growth stocks. Only small-caps generated better returns as a class.

TCW INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

Our portion of the Fund staged a strong recovery in the beginning of the period, but not enough to offset April 2005's performance drag. The portfolio rebounded handsomely during the third quarter of 2005 from the earlier market selloff only to be truncated by the twin hurricanes of Katrina and Rita. Worries over the impact on consumer spending of high gasoline, natural gas, and heating oil prices sent the equity market into a downturn late in the quarter, temporarily halting the incipient rotation into our equity holdings, which were weighted toward Industrial and Information Technology companies.

Our decision to take profits in Energy holdings earlier in the year impacted performance during the quarter given the spectacular late run up in these equities, which was driven in part by speculative buying. It has always been part of our investment philosophy to trim gains in order to protect client portfolios from capital loss. While giving up some near-term gains, we believe the redeployment of our Energy sector profits into various undervalued sectors of the market should ultimately be rewarded with outsized returns. During the fourth quarter, performance staged a recovery. Based on the patterns and results, it appears that we are in the early stages of a stock market rotation back toward our type of holdings, as falling energy prices and a recovery in corporate capital spending prompt a reallocation of investor funds.

During the first quarter of 2006, performance was driven by broad-based gains in companies across many sectors, including Financials, Industrials, Retail, and Information Technology. There has been a surge of acquisition activity in recent months, involving small- and medium-sized companies in general, including a number of our holdings that were acquired by competitors or private equity firms. We believe that there will be a dramatic increase in acquisition activity, as private equity investors seek to purchase assets in the public market at discounts to intrinsic valuations. Many companies within the portfolio sell at discounts to their private market values based on assets, earnings or cash flow multiples.

Our contrarian approach focuses foremost on undervalued, quality companies, with an emphasis on accumulating an inventory of inefficiently priced, out-of-favor stocks that are selling at discounts to their intrinsic values. We sell when holdings approach full valuation following a period of expanding operating margins and earnings growth. Despite incurring an opportunity cost during prolonged holding periods, the inventory of companies in the portfolio appreciates dramatically when a catalyst unlocks shareholder value. Irrespective of overall stock market direction, our fundamentals-based, research-driven investment discipline ferrets out undervalued issues that we hold until they reach target prices based on a reasonable multiple of normalized earnings and cash flow.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

Our methodology forces us at times to overweight out-of-favor stock market sectors or industries, albeit using a bottom-up, company-specific approach. For example, we are bullish on several technology companies, because we expect Information Technology capital spending to pick up even as the economy slows. Our company and industry contacts have indicated that technology purchases, which declined for the four years following the tech bubble, are once again increasing. Corporate America must invest in capital equipment to continue the surge in productivity that has driven robust growth in gross domestic output. Conversely, what we view as overly high valuation in Financials stocks has forced us to underweight the sector. Moreover, a flattening yield curve and contracting net interest margins have inhibited profit growth for many financial intermediaries.

We believe the Fed is nearing the end of its tightening campaign, with the market beginning to discount a less restrictive monetary policy. We believe our portion of the Fund is well positioned to deliver superior performance over the balance of this year.

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

In addition to the high absolute returns posted by the benchmark, our portion of the Touchstone Mid Cap Growth Fund was able to substantially outperform on a relative basis. The strong results are due to relative outperformance in five of the seven invested sectors.

Health Care generated the majority of portfolio gains in the last year, and it was the strongest relative contributor in two of the previous four quarters. The portfolio's excess return in this sector was distributed across several industries, as only Health Care distributors and Health Care supplies detracted from relative performance. Biotechnology and Pharmaceuticals (the latter concentrated in bio-pharmaceutical companies) amounted to a substantial portion of the Health Care sector's relative outperformance.

Information Technology investments were another highlight in the portfolio. Despite a slight underweight to the sector, Westfield was able to add value with strong stock selection. We continually found stocks that exhibited strong growth characteristics and traded at reasonable valuations. Investments were spread across nine separate industries and we outperformed in six of them. Specifically, IT Services, Software and Semiconductors led the sector. Underperformance in the sector, although limited, existed in the Computer Storage and Data Processing industries.

An overweight position in the Energy sector has been a feature of the portfolio for the past few years, and our positive outlook on this sector again paid dividends. The portfolio remained overweight the Energy sector, and we believe that this sector will continue to be an important contributor to returns. However, we used market strength to trim Energy exposure, and in combination with a reweighting of the sector benchmark, the portfolio's overweight versus the benchmark was reduced. The portfolio's Energy stocks had difficulty in keeping up with the highest-growth companies in the benchmark but the portfolio's overweight in the sector offset these relative losses to produce net outperformance.

The Consumer Discretionary sector was another area where conviction played a key role in producing excess performance. The sector was among the weakest and we were significantly underweight this sector, which contributed to relative outperformance. The few investments that were made, however, proved their worth. We believe that the true growth stories that we have uncovered in this sector should be better able to withstand any pricing pressure brought on by general consumer spending difficulties.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

Industrials and Materials--two cyclical sectors that we believe possess great growth opportunities--both added value over the last 12 months. Gains in these sectors were among the highest in the Index, and while our underexposure was detrimental to portfolio returns, positive stock selection more than compensated for this lag. Non-residential construction trends and higher worldwide capital expenditures should continue to power earnings growth. While rising costs are a concern, Westfield has positioned the portfolio in companies that we believe can pass costs through and are better able to grow revenues faster than the rate of inflation.

Within the Financials sector, we continue to favor asset managers and niche regional banks. These groups have demonstrated the ability to grow earnings despite a rising interest rate environment. Unfortunately, many other sub-industries appear challenging areas in which to invest. We underperformed in this sector, as our underweight proved detrimental to returns. We also did not hold many of the companies that are most leveraged to the capital markets, where mergers & acquisitions, favorable borrowing conditions, and historically low interest rates allowed REITs and other finance companies to generate substantial profits.

CURRENT STRATEGY AND OUTLOOK

We are optimistic that our portfolio is well positioned to take advantage of the market environment in 2006. Our commitment to the price targeting system and adherence to our growth at a reasonable price philosophy will help us navigate the maturing economy by seeking growth opportunities to offset the potential of a rising cost environment.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           MID CAP GROWTH FUND - CLASS A*, THE RUSSELL MID CAP INDEX,
                      AND THE RUSSELL MID CAP GROWTH INDEX

                                  [LINE CHART]

   MID CAP GROWTH A             RUSSELL MID CAP       RUSSELL MID CAP GROWTH

    Date                        Date                       Date
    ----                        ----                       ----
  03/31/96      9,425         03/31/96     10,000        03/31/96    10,000
  06/30/96      9,851         06/30/96     10,282        06/30/96    10,374
  09/30/96      9,586         09/30/96     10,604        09/30/96    10,727
  12/31/96      9,982         12/31/96     11,224        12/31/96    11,037
  03/31/97      9,576         03/31/97     11,132        03/31/97    10,634
  06/30/97     11,269         06/30/97     12,642        06/30/97    12,199
  09/30/97     13,127         09/30/97     14,320        09/30/97    13,906
  12/31/97     13,196         12/31/97     14,479        12/31/97    13,523
  03/31/98     14,416         03/31/98     16,043        03/31/98    15,138
  06/30/98     13,873         06/30/98     15,801        06/30/98    15,129
  09/30/98     11,195         09/30/98     13,459        09/30/98    12,604
  12/31/98     13,546         12/31/98     15,941        12/31/98    15,940
  03/31/99     13,152         03/31/99     15,866        03/31/99    16,485
  06/30/99     15,586         06/30/99     17,589        06/30/99    18,203
  09/30/99     15,576         09/30/99     16,078        09/30/99    17,291
  12/31/99     19,757         12/31/99     18,849        12/31/99    24,116
  03/31/00     23,298         03/31/00     20,750        03/31/00    29,209
  06/30/00     23,834         06/30/00     19,815        06/30/00    27,045
  09/30/00     25,488         09/30/00     21,164        09/30/00    27,727
  12/31/00     24,877         12/31/00     20,404        12/31/00    21,280
  03/31/01     22,144         03/31/01     18,264        03/31/01    15,943
  06/30/01     25,474         06/30/01     20,004        06/30/01    18,523
  09/30/01     21,658         09/30/01     16,432        09/30/01    13,373
  12/31/01     26,633         12/31/01     19,258        12/31/01    16,992
  03/31/02     27,176         03/31/02     20,076        03/31/02    16,691
  06/30/02     23,835         06/30/02     18,159        06/30/02    13,644
  09/30/02     18,823         09/30/02     14,956        09/30/02    11,300
  12/31/02     20,370         12/31/02     16,140        12/31/02    12,335
  03/31/03     19,594         03/31/03     15,758        03/31/03    12,332
  06/30/03     23,572         06/30/03     18,635        06/30/03    14,646
  09/30/03     25,815         09/30/03     19,833        09/30/03    15,694
  12/31/03     29,201         12/31/03     22,604        12/31/03    17,603
  03/31/04     30,654         03/31/04     23,766        03/31/04    18,453
  06/30/04     31,062         06/30/04     24,110        06/30/04    18,647
  09/30/04     28,664         09/30/04     23,908        09/30/04    17,839
  12/31/04     32,290         12/31/04     27,174        12/31/04    20,326
  03/31/05     31,918         03/31/05     27,106        03/31/05    19,987
  06/30/05     32,515         06/30/05     28,239        06/30/05    20,672
  09/30/05     34,632         09/30/05     29,911        09/30/05    22,026
  12/31/05     35,761         12/31/05     30,613        12/31/05    22,784
  03/31/06     39,008         03/31/06     32,943        03/31/06    24,518

--------------------------------------------------------------------------------
                               MID CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

             1 YEAR          5 YEARS        10 YEARS        SINCE INCEPTION*
CLASS A      15.16%          10.68%          14.58%             15.28%
CLASS B      17.24%             --              --               9.24%
CLASS C      21.28%          11.25%          14.39%             14.97%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Small Cap Growth Fund Class A was 20.46% for the twelve months ended March 31, 2006. The total return of the Russell 2000 Growth Index was 27.84% for the same period.

U.S. equities finished the year ended March 31, 2006 with broad and impressive gains. All segments of the economy finished the period with gains, but the most memorable market moves were the dramatic rise in oil prices and the dominant performance of the Energy sector. The surge in oil and natural gas prices drove energy-related companies to record earnings, dramatically boosting their stock prices. The Energy sector led the market and alone contributed to over one-tenth of the Russell 2000 Growth Index's annual performance.

Other sectors that showed leadership--Industrials, Materials, Information Technology, and Health Care--were those that are most economically sensitive, implying a strong economy despite the high commodity prices.

LONGWOOD INVESTMENT ADVISORS

PORTFOLIO REVIEW

Small-cap growth stocks are typically found in two sectors, Health Care and Information Technology. Over the past year, our portion of the Fund's performance was hurt by investments in the Health Care sector, but was helped by an overweight in the Information Technology sector.

Health Care holdings were underweight in our portion of the Fund. We are actively seeking reasonably priced, growing Health Care companies, and hope to increase our weighting in the sector. The portfolio was overweight Information Technology and underweight the Consumer Discretionary sector. All other sectors were held at roughly the same weight as the benchmark.

Our portion of the Fund was overweight the Energy sector, although the allocation was smaller than it was last fall and was concentrated in the Energy Equipment & Services industry. We believe that the price of oil is close to peaking and will trade within the $58 to $72 price range going forward. Even at $65 per barrel, oil's inflationary effect seems to be minimal. This elevated price level should encourage a robust exploration cycle and consolidation in the sector.

CURRENT STRATEGY AND OUTLOOK

We consistently search for growth stocks that we believe to be sensibly priced. Employing primary research into company fundamentals, we identify stocks with high growth rates that are trading at reasonable price-earnings ratios. We meet with a company's management and research its customers and competitors. We adhere to a strict "exit strategy" which directs us to begin selling a security at the point when the fundamentals of the company no longer support its valuation.

Rising interest rates have just now begun to slow the economy. A danger now is that the Fed and the central banks in the European Union and Japan will throw the world economy into a recession by raising rates too much. Still, the economy is expanding, productivity remains high and inflation appears to be contained. The U.S. dollar remains at favorable levels to make exports competitive. We believe that when the Fed stops raising rates, the stage will be set for well-run companies to appreciate in value.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

BJURMAN, BARRY & ASSOCIATES

PORTFOLIO REVIEW

Our portion of the Fund's performance disadvantage is largely attributable to the relative underperformance of the smallest capitalization companies in which our portion of the Fund is concentrated. More than 75% of the portfolio was invested in companies in the lowest quintile of market capitalization, compared to only five percent for the Russell 2000 Growth Index, and the companies in the smallest quintiles of market capitalization did not have the above-average returns typically associated with them, as they significantly underperformed as a group over the twelve-month period.

Small-cap stocks generally benefited from continued economic growth and outpaced the broader market as investors favored smaller companies exhibiting strong earnings momentum. Small- and mid-capitalization stocks in particular have been supported by strong earnings growth, even relative to larger capitalization stocks.

CURRENT STRATEGY AND OUTLOOK

Our portion of the Fund continues to invest in companies that are, on average, smaller in capitalization and faster in growth than the Index itself. We firmly believe that the continued economic expansion, corporate earnings strength, and improving underlying fundamentals of the U.S. economy should benefit the stocks in the Fund's portfolio. Instead of reacting to broad market fluctuations, our focus continues to be selecting the most fundamentally sound and highest earnings-growing companies, which we believe should bring superior long-term results.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH FUND - CLASS A* AND THE RUSSELL 2000 GROWTH INDEX

                                  [LINE CHART]

   SMALL CAP GROWTH FUND - CLASS A                RUSSELL 2000 GROWTH INDEX

         Date                                        Date
         ----                                        ----
       10/21/02            9,425                   10/21/02         10,000
       10/31/02            9,482                   10/31/02         10,300
       11/30/02           10,236                   11/30/02         11,321
       12/31/02            9,585                   12/31/02         10,540
       01/31/03            9,425                   01/31/03         10,253
       02/28/03            9,086                   02/28/03          9,979
       03/31/03            9,218                   03/31/03         10,130
       04/30/03            9,991                   04/30/03         11,088
       05/31/03           11,018                   05/31/03         12,338
       06/30/03           11,734                   06/30/03         12,576
       07/31/03           12,516                   07/31/03         13,527
       08/31/03           13,261                   08/31/03         14,253
       09/30/03           13,289                   09/30/03         13,892
       10/31/03           14,731                   10/31/03         15,093
       11/30/03           15,108                   11/30/03         15,585
       12/31/03           14,889                   12/31/03         15,655
       03/31/04           15,487                   03/31/04         16,528
       06/30/04           15,323                   06/30/04         16,543
       09/30/04           14,407                   09/30/04         15,549
       12/31/04           15,914                   12/31/04         17,894
       03/31/05           15,111                   03/31/05         16,672
       06/30/05           15,578                   06/30/05         17,252
       09/30/05           16,252                   09/30/05         18,342
       12/31/05           16,132                   12/31/05         18,637
       03/31/06           18,203                   03/31/06         21,314

--------------------------------------------------------------------------------
                              SMALL CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 YEAR             SINCE INCEPTION*
CLASS A                    13.54%                  19.01%
CLASS B                    16.01%                  19.99%
CLASS C                    20.07%                  20.40%
CLASS I                    20.77%                  11.74%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class I shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering for Class A, Class B and Class C was October 21, 2002. The initial public offering of Class I commenced on May 5, 2004.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

VALUE PLUS FUND

FORT WASHINGTON INVESTMENT ADVISORS, INC.

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Value Plus Fund Class A was 8.13% for the twelve months ended March 31, 2006. The total return of the Russell 1000 Value Index was 13.31% for the same period.

March 2006 was the fifth straight month of positive returns for the stock market. The breadth of the market has also been strong, with nine out of ten sectors providing positive performance over the twelve-month period. The only lagging sector was Consumer Discretionary--a fact that reflects investors' concerns about the health of consumer spending.

Acquisition activity began to pick up as corporations started to spend the cash hoard that has been building up on their balance sheets over the last couple of years. Small-cap stocks continued their dominance in the first quarter, handily outperforming their large-cap brethren by almost ten percent. Lower quality companies also continued to outperform as investor confidence in the current economic expansion has allowed them to continue to dip down the risk spectrum.

Surprisingly, the Telecommunications, Information Technology, and Industrials sectors led the market in the first quarter of 2006. This could be a signal that the market is discounting a much-anticipated leadership change from the consumer to corporations, as these are the sectors that benefit from increased capital spending. We have long believed that this condition would be necessary for continued economic growth in an already extended cycle.

PORTFOLIO REVIEW

The Fund's relative underperformance to the benchmark can be attributed to stock selection, specifically in the Information Technology and Industrials sectors, and sector allocation. Our decision to underweight the strong-performing Financials sector while overweight the underperforming Consumer Discretionary sector detracted from performance. Strong stock selection in the Consumer Discretionary and Health Care sectors contributed positively to the Fund's performance.

CURRENT STRATEGY AND OUTLOOK

Our assessment of market conditions is that the higher bond yields are likely to persist for some time, and we expect the stock market to beat its results for 2005. However, there will likely be tests along the way for both of these markets.

To a large extent, the recent market gains reflect growing investor confidence about the global economy. The U.S. has rebounded from a hurricane-induced slowdown in the fourth quarter, and real GDP growth is estimated to have grown at a four to five percent rate in the first quarter.

So far, government policy actions have not caused an equity market sell-off, mainly because investors still believe the end of Fed tightening is in sight and that rate hikes abroad will be gradual. If more policy tightening is in store, U.S. and world equity markets could become vulnerable. The possibility of a significant hike in oil prices remains a concern. The United States still faces a shortage of refining capacity and the prospect of another tumultuous hurricane season that could send gasoline prices higher. In our opinion, neither of these risks is sufficiently great to derail the global expansion.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

A key element for the stock market will be the impact of slowing earnings growth on investor's confidence. Since the beginning of the year, seven of the ten market sectors have seen a slowdown in expected operating earnings growth. While the overall earnings growth is still expected to be healthy, this slowing could generate more interest in the larger capitalization, higher-quality stocks. This is an area of the market where we continue to find ample investment opportunities, and we believe the Fund is well positioned to benefit from this possible trend.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           VALUE PLUS FUND - CLASS A* AND THE RUSSELL 1000 VALUE INDEX

                                  [LINE CHART]

       VALUE PLUS FUND - CLASS A              RUSSELL 1000 VALUE INDEX

         Date                                   Date
         ----                                   ----
       05/01/98            9,425              05/01/98          10,000
       05/31/98            9,105              05/31/98           9,852
       06/30/98            9,302              06/30/98           9,978
       09/30/98            8,134              09/30/98           8,823
       12/31/98            9,830              12/31/98          10,288
       03/31/99           10,208              03/31/99          10,435
       06/30/99           11,000              06/30/99          11,612
       09/30/99           10,045              09/30/99          10,474
       12/31/99           11,352              12/31/99          11,043
       03/31/00           11,155              03/31/00          11,096
       06/30/00           11,029              06/30/00          10,576
       09/30/00           10,953              09/30/00          11,407
       12/31/00           11,568              12/31/00          11,818
       03/31/01           11,072              03/31/01          11,125
       06/30/01           11,787              06/30/01          11,668
       09/30/01           10,393              09/30/01          10,390
       12/31/01           11,362              12/31/01          11,156
       03/31/02           11,329              03/31/02          11,611
       06/30/02            9,633              06/30/02          10,622
       09/30/02            7,830              09/30/02           8,628
       12/31/02            8,406              12/31/02           9,424
       03/31/03            8,090              03/31/03           8,966
       06/30/03            9,514              06/30/03          10,514
       09/30/03            9,624              09/30/03          10,731
       12/31/03           10,879              12/31/03          12,253
       03/31/04           11,087              03/31/04          12,625
       06/30/04           11,262              06/30/04          12,736
       09/30/04           11,054              09/30/04          12,932
       12/31/04           11,965              12/31/04          14,274
       03/31/05           11,794              03/31/05          14,287
       06/30/05           11,761              06/30/05          14,526
       09/30/05           12,124              09/30/05          15,089
       12/31/05           12,247              12/31/05          15,281
       03/31/06           12,753              03/31/06          16,187

--------------------------------------------------------------------------------
                                 VALUE PLUS FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR              5 YEARS        SINCE INCEPTION*
CLASS A             1.87%               1.65%              3.12%
CLASS B             3.24%                 --               0.56%
CLASS C             7.29%               2.10%              3.01%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 1998 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on May 1, 1998.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

TABULAR PRESENTATION OF PORTFOLIOS OF INVESTMENTS
MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

-------------------------------------------------------------
                 GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Information Technology                                  35.8
Industrials                                             24.4
Health Care                                             18.0
Energy                                                  13.1
Consumer Discretionary                                   4.4
Materials                                                2.1
Financials                                               2.0
Investment Funds                                         6.1
Other Assets/Liabilities (net)                          (5.9)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

-------------------------------------------------------------
                   LARGE CAP GROWTH FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Financials                                              23.4
Health Care                                             18.0
Information Technology                                  17.5
Energy                                                  14.5
Industrials                                              8.7
Materials                                                5.1
Consumer Staples                                         3.5
Telecommunication                                        3.4
Utilities                                                2.8
Investment Funds                                         6.6
Other Assets/Liabilities (net)                          (3.5)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------
                   MICRO CAP GROWTH FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Information Technology                                  36.8
Industrials                                             18.9
Consumer Discretionary                                  17.2
Health Care                                             15.7
Consumer Staples                                         4.8
Financials                                               2.6
Materials                                                2.5
Energy                                                   1.0
Investment Funds                                        24.5
Other Assets/Liabilities (net)                         (24.0)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

-------------------------------------------------------------
                   SMALL CAP GROWTH FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Information Technology                                  40.7
Industrials                                             18.4
Health Care                                             12.1
Consumer Staples                                         7.1
Energy                                                   6.3
Consumer Discretionary                                   5.1
Financials                                               4.7
Telecommunication                                        3.8
Materials                                                0.8
Investment Funds                                        25.0
Other Assets/Liabilities (net)                         (24.0)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

-------------------------------------------------------------
                 LARGE CAP CORE EQUITY FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Information Technology                                  19.5
Industrials                                             17.0
Financials                                              16.2
Consumer Staples                                        14.9
Consumer Discretionary                                  10.7
Health Care                                              9.4
Telecommunication                                        3.4
Materials                                                3.3
Energy                                                   3.0
Investment Funds                                         2.6
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

-------------------------------------------------------------
                   LARGE CAP VALUE FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Financials                                              29.7
Industrials                                             13.9
Information Technology                                  10.4
Consumer Discretionary                                   9.6
Health Care                                              7.5
Materials                                                6.1
Miscellaneous                                            5.9
Consumer Staples                                         5.7
Utilities                                                2.7
Investment Funds                                         8.8
Other Assets/Liabilities (net)                          (0.3)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

-------------------------------------------------------------
                   MID CAP GROWTH FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Information Technology                                  25.7
Health Care                                             21.0
Consumer Discretionary                                  15.8
Industrials                                             12.4
Financials                                              10.1
Energy                                                   9.5
Materials                                                2.5
Consumer Staples                                         0.8
Investment Funds                                        15.2
Other Assets/Liabilities (net)                         (13.0)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

-------------------------------------------------------------
                      VALUE PLUS FUND

SECTOR ALLOCATION                           (% OF NET ASSETS)
Financials                                              26.1
Health Care                                             12.3
Energy                                                  11.7
Information Technology                                  11.6
Consumer Discretionary                                  10.2
Industrials                                              9.6
Consumer Staples                                         6.4
Utilities                                                5.2
Telecommunication                                        3.7
Materials                                                1.3
Investment Funds                                         3.6
Other Assets/Liabilities (net)                          (1.7)
                                                  ----------
                                                       100.0
                                                  ----------
-------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
---------------------------------------------------------------------------------------------------------------------------------
                                                         GROWTH              LARGE CAP
                                                     OPPORTUNITIES         CORE EQUITY          LARGE CAP            LARGE CAP
                                                          FUND                 FUND            GROWTH FUND           VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost .....................................   $   113,323,506      $    24,557,578      $ 1,029,205,006      $    12,146,094
                                                   ==============================================================================
   Affiliated securities at market value .......   $     7,507,740      $       751,420      $    73,598,390      $     1,080,290
   Non-affiliated securities at market value ...       123,419,888           28,054,074        1,087,574,691           11,200,789
                                                   ------------------------------------------------------------------------------
   At market value - including $7,270,251 and
     $38,309,218 of securities loaned
     for the Growth Opportunities Fund and
     Large Cap Growth Fund, respectively .......       130,927,628           28,805,494        1,161,173,081           12,281,079
Dividends and interest receivable ..............            31,323               43,643              753,029               13,347
Receivable for capital shares sold .............            85,144                1,248            9,925,754              214,077
Receivable for securities sold .................         1,086,603                   --           62,348,030                   --
Receivable for securities lending income .......               308                   --                  748                   --
Receivable from Advisor ........................                --                   --                   --                6,220
Other assets ...................................            13,883                5,122               60,152               30,726
                                                   ------------------------------------------------------------------------------
TOTAL ASSETS ...................................       132,144,889           28,855,507        1,234,260,794           12,545,449
                                                   ------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts ................................           412,522                   --                   --                   --
Payable upon return of securities loaned .......         7,507,740                   --           39,303,072                   --
Payable for securities purchased ...............                --                   --           70,304,172              283,861
Payable for capital shares redeemed ............           339,737                  678            1,968,000                   --
Payable to Advisor .............................            96,174               14,952              665,761                   --
Payable to other affiliates ....................            66,569                8,528              421,115                4,732
Payable to Trustees ............................             2,081                4,196                4,295                   --
Other accrued expenses and liabilities .........            74,131               22,354              228,078               11,989
                                                   ------------------------------------------------------------------------------
TOTAL LIABILITIES ..............................         8,498,954               50,708          112,894,493              300,582
                                                   ------------------------------------------------------------------------------

NET ASSETS .....................................   $   123,645,935      $    28,804,799      $ 1,121,366,301      $    12,244,867
                                                   ==============================================================================

NET ASSETS CONSIST OF:
Paid-in capital ................................   $   160,230,283      $    26,140,406      $ 1,018,617,381      $    12,041,744
Undistributed net investment income ............                --              184,135                   --               10,661
Undistributed net realized gains (losses)
   from security transactions ..................       (54,188,470)          (1,767,658)         (29,219,155)              57,477
Net unrealized appreciation on investments .....        17,604,122            4,247,916          131,968,075              134,985
                                                   ------------------------------------------------------------------------------

NET ASSETS .....................................   $   123,645,935      $    28,804,799      $ 1,121,366,301      $    12,244,867
                                                   ==============================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ......   $    98,003,730      $    25,693,072      $   838,120,547      $    11,684,046
                                                   ==============================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ...............................         4,543,382            2,449,226           36,036,098            1,146,707
                                                   ==============================================================================
Net asset value and redemption price per share..   $         21.57      $         10.49      $         23.26      $         10.19
                                                   ==============================================================================
Maximum offering price per share ...............   $         22.89      $         11.13      $         24.68      $         10.81
                                                   ==============================================================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                      GROWTH           LARGE CAP
                                                  OPPORTUNITIES       CORE EQUITY       LARGE CAP         LARGE CAP
                                                       FUND               FUND         GROWTH FUND        VALUE FUND
---------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ...   $     3,230,457   $     1,712,377   $    27,781,158   $            --
                                                =====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ............................           158,405           165,457         1,216,714                --
                                                =====================================================================
Net asset value, offering price and
   redemption price per share* ..............   $         20.39   $         10.35   $         22.83   $            --
                                                =====================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...   $    22,411,748   $     1,399,350   $   188,809,684   $       560,821
                                                =====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ............................         1,088,135           134,623         8,252,209            55,071
                                                =====================================================================
Net asset value, offering price and
   redemption price per share* ..............   $         20.60   $         10.39   $         22.88   $         10.18
                                                =====================================================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares ...   $            --   $            --   $    66,654,912   $            --
                                                =====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ............................                --                --         2,856,916                --
                                                =====================================================================
Net asset value, offering price and
   redemption price per share ...............   $            --   $            --   $         23.33   $            --
                                                =====================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------------
                                                      MICRO CAP          MID CAP          SMALL CAP        VALUE PLUS
                                                     GROWTH FUND       GROWTH FUND       GROWTH FUND          FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ......................................   $   97,880,048    $  989,651,102   $  453,460,602    $   66,920,175
                                                    -------------------------------------------------------------------
   Affiliated securities at market value ........   $   23,509,894    $  158,810,613   $  107,044,344    $    2,746,686
   Non-affiliated securities at market value ....       95,386,933     1,024,207,846      425,574,238        73,584,486
                                                    -------------------------------------------------------------------
   At market value - including $21,879,579,
     $131,577,739, $86,143,163 and
     $1,246,780 of securities loaned for the
     Micro Cap Growth Fund, Mid Cap Growth
     Fund, Small Cap Growth Fund and Value
     Plus Fund, respectively ....................      118,896,827     1,183,018,459      532,618,582        76,331,172
Cash ............................................           36,282                --           50,237                --
Dividends and interest receivable ...............           15,674           854,348          247,030           125,914
Receivable for capital shares sold ..............          754,701         3,579,340        2,739,049            50,401
Receivable for securities sold ..................          875,757        12,027,629        2,868,353         3,227,665
Receivable for securities lending income ........           28,562             7,241           78,469               582
Other assets ....................................           12,474            19,721           23,439             4,210
                                                    -------------------------------------------------------------------
TOTAL ASSETS ....................................      120,620,277     1,199,506,738      538,625,159        79,739,944
                                                    -------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned ........       22,331,621       135,475,672       88,338,869         1,297,296
Payable for securities purchased ................        1,933,252         8,796,246       19,167,057         3,251,542
Payable for capital shares redeemed .............          266,481         6,614,190          647,770            52,268
Payable to Advisor ..............................           93,735           857,162          472,362            55,838
Payable to other affiliates .....................           52,057           616,661           68,327            28,131
Payable to Trustees .............................            4,295             4,295            4,196             4,259
Other accrued expenses and liabilities ..........           38,167           222,140           84,694            23,191
                                                    -------------------------------------------------------------------
TOTAL LIABILITIES ...............................       24,719,608       152,586,366      108,783,275         4,712,525
                                                    -------------------------------------------------------------------

NET ASSETS ......................................   $   95,900,669    $1,046,920,372   $  429,841,884    $   75,027,419
                                                    ===================================================================

NET ASSETS CONSIST OF:
Paid-in capital .................................   $   77,720,867    $  823,523,027   $  355,420,082    $   72,687,706
Undistributed net investment income .............               --                --               --           629,055
Undistributed net realized gains (losses)
   from security transactions ...................       (2,836,977)       30,029,988       (4,736,178)       (7,700,339)
Net unrealized appreciation on investments ......       21,016,779       193,367,357       79,157,980         9,410,997
                                                    -------------------------------------------------------------------

NET ASSETS ......................................   $   95,900,669    $1,046,920,372   $  429,841,884    $   75,027,419
                                                    ===================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .......   $   61,914,809    $  639,500,816   $   48,697,283    $   72,504,173
                                                    ====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ................................        4,585,506        26,624,181        2,651,102         6,249,162
                                                    -------------------------------------------------------------------
Net asset value and redemption price per share ..   $        13.50    $        24.02   $        18.37    $        11.60
                                                    ===================================================================
Maximum offering price per share ................   $        14.32    $        25.49   $        19.49    $        12.31
                                                    ===================================================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                      MICRO CAP          MID CAP          SMALL CAP        VALUE PLUS
                                                     GROWTH FUND       GROWTH FUND       GROWTH FUND          FUND
-----------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares .......   $           --    $   79,552,387   $    9,857,648    $      812,889
                                                    ===================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ................................               --         3,701,137          547,813            73,871
                                                    ===================================================================
Net asset value, offering price and
   redemption price per share* ..................   $           --    $        21.49   $        17.99    $        11.00
                                                    ===================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares .......   $   33,309,632    $  327,867,169   $   20,964,458    $    1,710,357
                                                    ===================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ................................        2,498,343        15,239,049        1,164,203           154,569
                                                    ===================================================================
Net asset value, offering price and
   redemption price per share* ..................   $        13.33    $        21.51   $        18.01    $        11.07
                                                    ===================================================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .......   $      676,228    $           --   $  350,322,495    $           --
                                                    ===================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ................................           49,363                --       18,950,781                --
                                                    ===================================================================
Net asset value, offering price and
   redemption price per share ...................   $        13.70    $           --   $        18.49    $           --
                                                    ===================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
                                                     GROWTH          LARGE CAP
                                                 OPPORTUNITIES      CORE EQUITY     LARGE CAP         LARGE CAP
                                                      FUND              FUND       GROWTH FUND        VALUE FUND
-----------------------------------------------------------------------------------------------------------------
                                                     YEAR              YEAR            YEAR            PERIOD
                                                     ENDED             ENDED           ENDED            ENDED
                                                    MARCH 31,         MARCH 31,       MARCH 31,       MARCH 31,
                                                      2006              2006            2006            2006(B)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities .........   $      22,024    $      17,483    $     599,782    $       2,499
Dividends from non-affiliated securities(A) ..         588,417          387,391        6,527,898           14,749
Interest .....................................           3,463            1,553          108,252            3,915
Income from securities loaned ................           6,226              125          105,919               --
                                                 ----------------------------------------------------------------
TOTAL INVESTMENT INCOME ......................         620,130          406,552        7,341,851           21,163
                                                 ----------------------------------------------------------------

EXPENSES
Investment advisory fees .....................       1,053,963          130,011        5,021,672            5,781
Distribution expenses, Class A ...............         220,106           42,555        1,320,929            1,895
Distribution expenses, Class B ...............          30,582           16,855          184,374               --
Distribution expenses, Class C ...............         218,942           12,928        1,039,339              128
Postage and supplies .........................         161,375           12,764          518,480              210
Transfer agent fees, Class A .................         108,798           12,172          222,354              839
Transfer agent fees, Class B .................          12,000           12,000           25,294               --
Transfer agent fees, Class C .................          57,092           12,000           85,050              839
Transfer agent fees, Class I .................              --               --           12,000               --
Administration fees ..........................          61,496           11,000          296,223              424
Accounting services fees .....................          51,000           39,000           76,500            2,621
Registration fees ............................             134            1,427           59,413            1,179
Registration fees, Class A ...................          12,085            7,417           35,089               --
Registration fees, Class B ...................           9,420            7,060           12,815               --
Registration fees, Class C ...................          10,628            6,971           20,403               --
Registration fees, Class I ...................              --               --           17,557               --
Reports to shareholders ......................          27,594            9,325           70,200              500
Custodian fees ...............................          28,331            3,076           66,709              200
Professional fees ............................          18,037           16,449           43,069            9,800
Sponsor fees .................................              --           40,002               --            1,542
Trustees' fees and expenses ..................           6,999            8,757            9,023               --
Compliance fees and expenses .................             553               24            1,975               10
Other expenses ...............................           5,600            1,878            9,698              100
                                                 ----------------------------------------------------------------
TOTAL EXPENSES ...............................       2,094,735          403,671        9,148,166           26,068
Sponsor fees waived ..........................              --          (40,002)              --           (1,542)
Fees waived and/or expenses
   reimbursed by the Advisor .................              --         (141,251)              --          (14,024)
Fees reduced by Custodian ....................              --               --           (2,417)              --
                                                 ----------------------------------------------------------------

NET EXPENSES .................................       2,094,735          222,418        9,145,749           10,502
                                                 ----------------------------------------------------------------

NET INVESTMENT INCOME (LOSS) .................      (1,474,605)         184,134       (1,803,898)          10,661
                                                 ----------------------------------------------------------------

STATEMENTS OF OPERATIONS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                     GROWTH          LARGE CAP
                                                 OPPORTUNITIES      CORE EQUITY     LARGE CAP         LARGE CAP
                                                      FUND              FUND       GROWTH FUND        VALUE FUND
-----------------------------------------------------------------------------------------------------------------
                                                     YEAR              YEAR            YEAR            PERIOD
                                                     ENDED             ENDED           ENDED            ENDED
                                                    MARCH 31,         MARCH 31,       MARCH 31,       MARCH 31,
                                                      2006              2006            2006            2006(B)
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses)
   from security transactions ................   $  11,406,421    $    (107,665)   $  31,472,152    $      57,477
Net change in unrealized appreciation/
   depreciation on investments ...............      10,683,651        2,459,434       86,612,989          134,985
                                                 ----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ............................      22,090,072        2,351,769      118,085,141          192,462
                                                 ----------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...........................   $  20,615,467    $   2,535,903    $ 116,281,243    $     203,123
                                                 ================================================================

(A)   Net of foreign tax withholding of:         $          --    $          --    $     112,008    $          --

(B) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------
                                                   MICRO CAP         MID CAP         SMALL CAP       VALUE PLUS
                                                  GROWTH FUND      GROWTH FUND      GROWTH FUND         FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities .........   $      28,298    $     798,687    $     417,804    $      57,646
Dividends from non-affiliated securities(A) ..         239,813        7,727,013          921,392        1,560,311
Interest .....................................           6,315          249,853           87,796           10,383
Income from securities loaned ................         301,694          104,925          564,732            1,813
                                                 ----------------------------------------------------------------
TOTAL INVESTMENT INCOME ......................         576,120        8,880,478        1,991,724        1,630,153
                                                 ----------------------------------------------------------------

EXPENSES
Investment advisory fees .....................         831,824        7,640,242        3,192,578          566,439
Distribution expenses, Class A ...............         108,960        1,467,774          105,003          182,355
Distribution expenses, Class B ...............              --          738,830           91,640            8,532
Distribution expenses, Class C ...............         227,790        2,940,374          196,297           17,300
Sponsor fees .................................         133,093        1,910,078          510,816          151,052
Transfer agent fees, Class A .................          50,985          607,650           81,022           31,930
Transfer agent fees, Class B .................              --          130,094           16,415           12,000
Transfer agent fees, Class C .................          27,743          403,714           32,094           12,000
Transfer agent fees, Class I .................          12,000               --           12,218               --
Postage and supplies .........................          69,545          775,838          104,010           20,795
Administration fees ..........................          36,599          384,261          128,546           41,538
Reports to shareholders ......................          19,419          164,529           65,639            7,637
Registration fees ............................              --               --           20,847               14
Registration fees, Class A ...................          15,172           51,332           17,768            8,687
Registration fees, Class B ...................              --           14,510           11,790            6,801
Registration fees, Class C ...................          10,854           22,949           12,268            4,053
Registration fees, Class I ...................          16,893               --           25,057               --
Accounting services fees .....................          43,976           69,000           66,550           45,000
Custodian fees ...............................          17,834          107,026           55,762           17,956
Professional fees ............................          17,196           57,785           24,391           18,149
Trustees' fees and expenses ..................           8,834            9,503            8,757            8,798
Compliance fees and expenses .................             219            3,601              628              152
Other expenses ...............................           3,912           27,386            6,058            1,437
                                                 ----------------------------------------------------------------
TOTAL EXPENSES ...............................       1,652,848       17,526,476        4,786,154        1,162,625
Sponsor fees waived ..........................        (121,013)        (438,781)        (277,120)        (115,502)
Expenses Reimbursed by the Advisor ...........         (55,353)              --           (9,162)         (32,159)
Fees reduced by Custodian ....................          (6,664)              --          (29,653)         (13,866)
                                                 ----------------------------------------------------------------
NET EXPENSES .................................       1,469,818       17,087,695        4,470,219        1,001,098
                                                 ----------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) .................        (893,698)      (8,207,217)      (2,478,495)         629,055
                                                 ----------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from
   security transactions .....................         (55,796)     110,218,729       (2,306,993)       6,831,578
Net change in unrealized appreciation/
   depreciation on investments ...............      14,612,858       87,621,113       63,629,222       (1,612,200)
                                                 ----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ............................      14,557,062      197,839,842       61,322,229        5,219,378
                                                 ----------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...........................   $  13,663,364    $ 189,632,625    $  58,843,734    $   5,848,433
                                                 ----------------------------------------------------------------

(A) Net of foreign tax withholding of: .......   $         331    $      53,912    $         348    $       1,248

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                 GROWTH OPPORTUNITIES FUND       LARGE CAP CORE EQUITY FUND
-------------------------------------------------------------------------------------------------------------
                                                  YEAR             YEAR           YEAR              YEAR
                                                  ENDED            ENDED          ENDED             ENDED
                                                MARCH 31,         MARCH 31,      MARCH 31,         MARCH 31,
                                                  2006              2005           2006              2005
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .............   $  (1,474,605)   $  (1,658,581)   $     184,134    $     123,232
Net realized gains (losses) from
   security transactions .................      11,406,421       (1,250,798)        (107,665)          69,903
Net change in unrealized appreciation/
   depreciation on investments ...........      10,683,651       (1,270,962)       2,459,434          447,901
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ............      20,615,467       (4,180,341)       2,535,903          641,036
                                             ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ......              --               --          (18,047)        (104,022)
From net investment income, Class B ......              --               --           (1,229)          (6,024)
From net investment income, Class C ......              --               --             (883)          (6,291)
                                             ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .........              --               --          (20,159)        (116,337)
                                             ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ................      21,208,137       18,493,777       14,836,971        1,314,451
Reinvested distributions .................              --               --           17,934          102,649
Payments for shares redeemed .............     (20,506,533)     (51,241,202)        (725,593)      (1,242,101)
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A  SHARE TRANSACTIONS ......         701,604      (32,747,425)      14,129,312          174,999
                                             ----------------------------------------------------------------

CLASS B
Proceeds from shares sold ................         212,449          306,152          140,037          615,003
Reinvested distributions .................              --               --            1,059            5,126
Payments for shares redeemed .............        (597,425)        (758,312)        (254,100)        (487,110)
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS .......        (384,976)        (452,160)        (113,004)         133,019
                                             ----------------------------------------------------------------

CLASS C
Proceeds from shares sold ................       1,780,414        1,446,418          497,532          324,160
Reinvested distributions .................              --               --              694            4,213
Payments for shares redeemed .............      (5,233,525)      (7,583,036)        (893,879)        (991,375)
                                             ----------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS .......      (3,453,111)      (6,136,618)        (395,653)        (663,002)
                                             ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..      17,478,984      (43,516,544)      16,136,399          169,715

NET ASSETS
Beginning of year ........................     106,166,951      149,683,495       12,668,400       12,498,685
                                             ----------------------------------------------------------------
End of year ..............................   $ 123,645,935    $ 106,166,951    $  28,804,799    $  12,668,400
                                             ================================================================

UNDISTRIBUTED NET INVESTMENT INCOME ......   $          --    $          --    $     184,135    $      20,160
                                             ================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                             LARGE CAP                   LARGE CAP
                                                            GROWTH FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
                                                      YEAR               YEAR             PERIOD
                                                      ENDED              ENDED             ENDED
                                                     MARCH 31,          MARCH 31,        MARCH 31,
                                                       2006              2005(A)          2006(B)
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) ................   $    (1,803,898)   $      (547,767)   $        10,661
Net realized gains (losses) from
   security transactions ....................        31,472,152         (3,744,037)            57,477
Net change in unrealized appreciation/
   depreciation on investments ..............        86,612,989         32,652,389            134,985
                                                -----------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..       116,281,243         28,360,585            203,123
                                                -----------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...................       568,379,032        203,259,563         11,482,648
Payments for shares redeemed ................       (92,877,929)       (21,915,861)                --
                                                -----------------------------------------------------
NET INCREASE IN NET ASSETS FROM
    CLASS A SHARE TRANSACTIONS ..............       475,501,103        181,343,702         11,482,648
                                                -----------------------------------------------------

CLASS B
Proceeds from shares sold ...................        16,436,489          8,537,367                 --
Payments for shares redeemed ................        (2,160,230)          (703,491)                --
                                                -----------------------------------------------------
NET INCREASE IN NET ASSETS FROM
    CLASS B SHARE TRANSACTIONS ..............        14,276,259          7,833,876                 --
                                                -----------------------------------------------------

CLASS C
Proceeds from shares sold ...................       133,078,009         42,222,881            559,096
Payments for shares redeemed ................        (8,919,886)        (1,452,263)                --
                                                -----------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ...............       124,158,123         40,770,618            559,096
                                                -----------------------------------------------------

CLASS I
Proceeds from shares sold ...................        26,164,019         45,601,562                 --
Payments for shares redeemed ................       (11,438,736)        (3,553,094)                --
                                                -----------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS I SHARE TRANSACTIONS ...............        14,725,283         42,048,468                 --
                                                -----------------------------------------------------

TOTAL INCREASE IN NET ASSETS ................       744,942,011        300,357,249         12,244,867

NET ASSETS
Beginning of period .........................       376,424,290         76,067,041                 --
                                                -----------------------------------------------------
End of period ...............................   $ 1,121,366,301    $   376,424,290    $    12,244,867
                                                =====================================================

UNDISTRIBUTED NET INVESTMENT INCOME .........   $            --    $            --    $        10,661
                                                =====================================================

(A) Except for Class I shares, which represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                        MICRO CAP                               MID CAP
                                                       GROWTH FUND                            GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
                                                 YEAR               PERIOD              YEAR               YEAR
                                                 ENDED               ENDED              ENDED              ENDED
                                                MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                  2006              2005(A)             2006               2005
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss .....................   $      (893,698)   $      (306,311)   $    (8,207,217)   $    (9,852,791)
Net realized gains (losses) from
   security transactions ................           (55,796)        (2,781,181)       110,218,729         56,815,359
Net change in unrealized appreciation/
   depreciation on investments ..........        14,612,858          6,403,921         87,621,113         (7,412,336)
                                            ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................        13,663,364          3,316,429        189,632,625         39,550,232
                                            ------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on
   security transactions, Class A .......                --                 --        (48,278,538)       (30,707,187)
From net realized gains on
   security transactions, Class B .......                --                 --         (6,904,962)        (4,178,621)
From net realized gains on
   security transactions, Class C .......                --                 --        (27,469,527)       (16,875,744)
                                            ------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ........                --                 --        (82,653,027)       (51,761,552)
                                            ------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...............        31,959,289         31,541,033        182,193,772        288,690,322
Reinvested distributions ................                --                 --         40,192,341         24,935,700
Payments for shares redeemed ............       (11,352,679)        (1,614,570)      (227,066,281)      (192,878,196)
                                            ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS ......        20,606,610         29,926,463         (4,680,168)       120,747,826
                                            ------------------------------------------------------------------------

CLASS B
Proceeds from shares sold ...............                --                 --          5,341,975         13,522,238
Reinvested distributions ................                --                 --          5,214,041          3,177,338
Payments for shares redeemed ............                --                 --        (10,398,008)        (8,140,115)
                                            ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS ......                --                 --            158,008          8,559,461
                                            ------------------------------------------------------------------------

CLASS C
Proceeds from shares sold ...............        15,256,655         16,065,265         64,491,763         92,363,704
Reinvested distributions ................                --                 --         17,374,992          9,991,538
Payments for shares redeemed ............        (2,837,606)          (706,257)       (69,103,989)       (63,213,832)
                                            ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS ......        12,419,049         15,359,008         12,762,766         39,141,410
                                            ------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                                        MICRO CAP                               MID CAP
                                                       GROWTH FUND                            GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
                                                 YEAR               PERIOD              YEAR               YEAR
                                                 ENDED               ENDED              ENDED              ENDED
                                                MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                  2006              2005(A)             2006               2005
--------------------------------------------------------------------------------------------------------------------
CLASS I
Proceeds from shares sold ...............           620,735                100                 --                 --
Payments for shares redeemed ............           (11,089)                --                 --                 --
                                            ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS I SHARE TRANSACTIONS ......           609,646                100                 --                 --

TOTAL INCREASE IN NET ASSETS ............        47,298,669         48,602,000        115,220,204        156,237,377

NET ASSETS
Beginning of period .....................        48,602,000                 --        931,700,168        775,462,791
                                            ------------------------------------------------------------------------
End of period ...........................   $    95,900,669    $    48,602,000    $ 1,046,920,372    $   931,700,168
                                            ========================================================================

UNDISTRIBUTED NET INVESTMENT INCOME .....   $            --    $            --    $            --    $            --
                                            ========================================================================

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005 for Class A and Class C shares; (October 2, 2004) through March 31, 2005 for Class I shares.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                        SMALL CAP                       VALUE PLUS
                                                       GROWTH FUND                          FUND
-------------------------------------------------------------------------------------------------------------
                                                  YEAR             YEAR            YEAR             YEAR
                                                  ENDED            ENDED           ENDED            ENDED
                                                 MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,
                                                   2006           2005(A)           2006             2005
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .............   $  (2,478,495)   $  (1,449,143)   $     629,055    $     334,149
Net realized gains (losses) from
   security transactions .................      (2,306,993)      (2,004,542)       6,831,578        1,692,108
Net change in unrealized appreciation/
   depreciation on investments ...........      63,629,222        2,379,623       (1,612,200)       2,689,196
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .......................      58,843,734       (1,074,062)       5,848,433        4,715,453
                                             ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ......              --               --          (83,713)        (320,278)
From net investment income, Class B ......              --               --           (1,062)              --
From net investment income, Class C ......              --               --           (2,035)              --
From net realized gains on
   security transactions, Class A ........              --       (1,246,812)              --               --
From net realized gains on
   security transactions, Class B ........              --         (224,660)              --               --
From net realized gains on
   security transactions, Class C ........              --         (488,471)              --               --
From net realized gains on
   security transactions, Class I ........              --       (1,079,040)              --               --
                                             ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .........              --       (3,038,983)         (86,810)        (320,278)
                                             ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ................      16,421,249       23,301,967        4,480,528       15,037,600
Reinvested distributions .................              --        1,133,280           82,562          315,342
Payments for shares redeemed .............     (13,567,855)     (36,962,457)     (11,245,582)     (10,606,767)
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS .......       2,853,394      (12,527,210)      (6,682,492)       4,746,175
                                             ----------------------------------------------------------------

CLASS B
Proceeds from shares sold ................         530,205        2,217,143          103,011          237,082
Reinvested distributions .................              --          191,118              930               --
Payments for shares redeemed .............      (1,277,366)        (857,512)        (226,040)        (164,408)
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS .......        (747,161)       1,550,749         (122,099)          72,674
                                             ----------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                        SMALL CAP                       VALUE PLUS
                                                       GROWTH FUND                          FUND
-------------------------------------------------------------------------------------------------------------
                                                  YEAR             YEAR            YEAR             YEAR
                                                  ENDED            ENDED           ENDED            ENDED
                                                 MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,
                                                   2006           2005(A)           2006             2005
-------------------------------------------------------------------------------------------------------------
CLASS C
Proceeds from shares sold ................       3,804,161        8,502,606          147,769          332,945
Reinvested distributions .................              --          240,827            1,820               --
Payments for shares redeemed .............      (5,269,759)      (3,735,034)        (405,653)        (452,623)
                                             ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS .......      (1,465,598)       5,008,399         (256,064)        (119,678)
                                             ----------------------------------------------------------------

CLASS I
Proceeds from shares sold ................     243,795,484       84,391,152               --               --
Reinvested distributions .................              --        1,078,915               --               --
Payments for shares redeemed .............     (21,642,746)      (2,674,911)              --               --
                                             ----------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS I SHARE TRANSACTIONS .......     222,152,738       82,795,156               --               --
                                             ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..     281,637,107       72,714,049       (1,299,032)       9,094,346

NET ASSETS
Beginning of year ........................     148,204,777       75,490,728       76,326,451       67,232,105
                                             ----------------------------------------------------------------
End of year ..............................   $ 429,841,884    $ 148,204,777    $  75,027,419    $  76,326,451
                                             ================================================================

UNDISTRIBUTED NET INVESTMENT INCOME ......   $          --    $          --    $     629,055    $      86,810
                                             ================================================================

(A) Except for Class I shares, which represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND--CLASS A
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                               --------------------------------------------------------------------------------
                                                    2006            2005              2004            2003             2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......   $      17.92     $      18.06     $      12.70     $      18.18     $      19.97
                                               ================================================================================

Income (loss) from investment operations:
   Net investment loss .....................          (0.21)           (0.24)           (0.21)           (0.19)           (0.18)
   Net realized and unrealized gains
     (losses) on investments ...............           3.86             0.10             5.57            (5.29)           (1.61)
                                               --------------------------------------------------------------------------------
Total from investment operations ...........           3.65            (0.14)            5.36            (5.48)           (1.79)
                                               --------------------------------------------------------------------------------

Net asset value at end of year .............   $      21.57     $      17.92     $      18.06     $      12.70     $      18.18
                                               ================================================================================

Total return(A) ............................          20.37%           (0.78%)          42.20%          (30.14%)          (8.96%)
                                               ================================================================================

Net assets at end of year (000's) ..........   $     98,004     $     81,313     $    117,605     $     84,472     $    121,791
                                               ================================================================================

Ratio of net expenses  to
   average net assets ......................           1.64%            1.68%            1.60%            1.83%            1.49%

Ratio of net investment loss to
   average net assets ......................          (1.09%)          (1.14%)          (1.23%)          (1.40%)          (0.98%)

Portfolio turnover rate ....................             80%              35%              47%              39%              52%

Amount of debt outstanding at
   end of year (000's) .....................            n/a              n/a              n/a     $         --     $         --

Average daily amount of debt outstanding
   during the year (000's)(B) ..............            n/a              n/a              n/a     $        242     $         24

Average daily number of capital shares
   outstanding during the year (000's)(B) ..            n/a              n/a              n/a            8,916            8,481

Average amount of debt per share
   during the year (B) .....................            n/a              n/a              n/a     $       0.03     $         --(C)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

(C)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND--CLASS B
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERIOD
                                                                      YEAR ENDED MARCH 31,                        ENDED
                                                   -------------------------------------------------------      MARCH 31,
                                                       2006           2005           2004          2003          2002(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $    16.97     $    17.31     $    12.13     $    17.78     $    22.74
                                                   ======================================================================

Income (loss) from investment operations:
   Net investment loss .........................        (0.46)         (0.43)         (0.38)         (0.36)         (0.17)
   Net realized and unrealized gains (losses)
     on investments ............................         3.88           0.09           5.56          (5.29)         (4.79)
                                                   ----------------------------------------------------------------------
Total from investment operations ...............         3.42          (0.34)          5.18          (5.65)         (4.96)
                                                   ----------------------------------------------------------------------

Net asset value at end of period ...............   $    20.39     $    16.97     $    17.31     $    12.13     $    17.78
                                                   ======================================================================

Total return(B) ................................        20.15%         (1.96%)        42.70%        (31.78%)       (21.81%)(C)
                                                   ======================================================================

Net assets at end of period (000's) ............   $    3,230     $    3,064     $    3,608     $    2,463     $    3,380
                                                   ======================================================================

Ratio of net expenses to average net assets ....         2.97%          2.95%          2.84%          3.16%          2.37%(D)

Ratio of net investment loss to
   average net assets ..........................        (2.39%)        (2.38%)        (2.45%)        (2.71%)        (1.93%)(D)

Portfolio turnover rate ........................           80%            35%            47%            39%            52%(D)

Amount of debt outstanding at
   end of period (000's) .......................          n/a            n/a            n/a     $       --     $       --

Average daily amount of debt outstanding
   during the period (000's)(E) ................          n/a            n/a            n/a     $      242     $       24

Average daily number of capital shares
   outstanding during the period (000's)(E) ....          n/a            n/a            n/a          8,916          8,481

Average amount of debt per share
   during the period(E) ........................          n/a            n/a            n/a     $     0.03     $       --(F)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E)   Based on fund level shares outstanding.

(F)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND--CLASS C
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                     2006           2005           2004          2003           2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    17.11     $    17.39     $    12.17     $    17.78     $    19.74
                                                 ======================================================================

Income (loss) from investment operations
   Net investment loss .......................        (0.40)         (0.40)         (0.37)         (0.36)         (0.32)
   Net realized and unrealized gains
     (losses) on investments .................         3.89           0.12           5.59          (5.25)         (1.64)
                                                 ----------------------------------------------------------------------
Total from investment operations .............         3.49          (0.28)          5.22          (5.61)         (1.96)
                                                 ----------------------------------------------------------------------

Net asset value at end of year ...............   $    20.60     $    17.11     $    17.39     $    12.17     $    17.78
                                                 ======================================================================

Total return(A) ..............................        20.40%         (1.61%)        42.89%        (31.55%)        (9.93%)
                                                 ======================================================================

Net assets at end of year (000's) ............   $   22,412     $   21,789     $   28,470     $   21,727     $   40,967
                                                 ======================================================================

Ratio of net expenses to average net assets ..         2.57%          2.61%          2.60%          2.87%          2.31%

Ratio of net investment loss to
   average net assets ........................        (2.01%)        (2.04%)        (2.21%)        (2.42%)        (1.78%)

Portfolio turnover rate ......................           80%            35%            47%            39%            52%

Amount of debt outstanding at
   end of year (000's) .......................          n/a            n/a     $      n/a     $       --     $       --

Average daily amount of debt outstanding
   during the year (000's)(B) ................          n/a            n/a     $      n/a     $      242     $       24

Average daily number of capital shares
   outstanding during the year (000's)(B) ....          n/a            n/a            n/a          8,916          8,481

Average amount of debt per share
   during the year(B) ........................          n/a            n/a     $      n/a     $     0.03     $       --(C)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

(C)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND--CLASS A
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                 -------------------------------------------------------------------------
                                                     2006           2005           2004             2003            2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $     9.48     $     9.10     $     6.71        $     9.19     $     8.90
                                                 =========================================================================

Income (loss) from investment operations:
   Net investment income .....................         0.06           0.11           0.07              0.06           0.06
   Net realized and unrealized gains
     (losses) on investments .................         0.96           0.38           2.37             (2.46)          0.28
                                                 -------------------------------------------------------------------------
Total from investment operations .............         1.02           0.49           2.44             (2.40)          0.34
                                                 -------------------------------------------------------------------------

Dividends from net investment income .........        (0.01)         (0.11)         (0.05)            (0.08)         (0.05)
                                                 -------------------------------------------------------------------------

Net asset value at end of year ...............   $    10.49     $     9.48     $     9.10        $     6.71     $     9.19
                                                 =========================================================================

Total return(A) ..............................        10.74%          5.32%         36.41%           (26.19%)         3.86%
                                                 =========================================================================

Net assets at end of year (000's) ............   $   25,693     $    9,328     $    8,783        $    6,109     $    7,561
                                                 =========================================================================

Ratio of net expenses to average net assets ..         1.00%          1.00%          0.97%(B)          1.00%          1.00%

Ratio of net investment income to
   average net assets ........................         1.03%          1.18%          0.85%(B)          0.90%          0.70%

Portfolio turnover rate ......................            6%             7%            10%               29%             9%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.00% and the ratio of net investment income to average net assets would have been 0.82%.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND--CLASS B
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PERIOD
                                                                    YEAR ENDED MARCH 31,                            ENDED
                                                 ----------------------------------------------------------       MARCH 31,
                                                     2006           2005           2004             2003            2002(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $     9.42     $     9.04     $     6.69        $     9.13     $     9.50
                                                 =========================================================================
Income (loss) from investment operations:
   Net investment income .....................         0.03           0.04           0.01              0.01           0.02
   Net realized and unrealized gains
     (losses) on investments .................         0.91           0.37           2.36             (2.45)         (0.37)
                                                 -------------------------------------------------------------------------
Total from investment operations .............         0.94           0.41           2.37             (2.44)         (0.35)
                                                 -------------------------------------------------------------------------

Dividends from net investment income .........        (0.01)         (0.03)         (0.02)               --(B)       (0.02)
                                                 -------------------------------------------------------------------------

Net asset value at end of period .............   $    10.35     $     9.42     $     9.04        $     6.69     $     9.13
                                                 =========================================================================

Total return(C) ..............................         9.95%          4.55%         35.37%           (26.70%)        (3.60%)(D)
                                                 =========================================================================

Net assets at end of period (000's) ..........   $    1,713     $    1,665     $    1,456        $      729     $      860
                                                 =========================================================================

Ratio of net expenses to average net assets ..         1.75%          1.75%          1.72%(F)          1.75%          1.75%(E)

Ratio of net investment income to
   average net assets ........................         0.26%          0.46%          0.10%(F)          0.18%          0.03%(E)

Portfolio turnover rate ......................            6%             7%            10%               29%             9%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

(F) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.07%.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND--CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                 -------------------------------------------------------------------------
                                                     2006           2005           2004             2003            2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $     9.46     $     9.08     $     6.72        $     9.13     $     8.88
                                                 =========================================================================

Income (loss) from investment operations:
   Net investment income .....................         0.03           0.04           0.01              0.01           0.01
   Net realized and unrealized gains
     (losses) on investments .................         0.91           0.37           2.37             (2.41)          0.25
                                                 -------------------------------------------------------------------------
Total from investment operations .............         0.94           0.41           2.38             (2.40)          0.26
                                                 -------------------------------------------------------------------------

Dividends from net investment income .........        (0.01)         (0.03)         (0.02)            (0.01)         (0.01)
                                                 -------------------------------------------------------------------------

Net asset value at end of year ...............   $    10.39     $     9.46     $     9.08        $     6.72     $     9.13
                                                 =========================================================================

Total return(A) ..............................         9.91%          4.52%         35.38%           (26.32%)         3.00%
                                                 =========================================================================

Net assets at end of year (000's) ............   $    1,399     $    1,675     $    2,260        $      920     $      900
                                                 =========================================================================

Ratio of net expenses to average net assets ..         1.75%          1.75%          1.72%(B)          1.74%          1.75%

Ratio of net investment income (loss) to
   average net assets ........................         0.26%          0.41%          0.13%(B)          0.18%         (0.05%)

Portfolio turnover rate ......................            6%             7%            10%               29%             9%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.10%.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  THREE
                                                          YEAR         YEAR       MONTHS
                                                          ENDED        ENDED       ENDED             YEAR ENDED DECEMBER 31,
                                                        MARCH 31,    MARCH 31,   MARCH 31,      --------------------------------
                                                          2006         2005       2004(A)         2003         2002       2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............  $   19.84    $   17.31    $  16.53       $  12.19    $  16.63    $  21.73
                                                       =========================================================================

Income (loss) from investment operations:
   Net investment loss ..............................      (0.02)       (0.02)      (0.03)         (0.07)      (0.12)      (0.13)
   Net realized and unrealized gains
     (losses) on  investments .......................       3.44         2.55        0.81           4.41       (4.32)      (4.97)
                                                       -------------------------------------------------------------------------
Total from investment operations ....................       3.42         2.53        0.78           4.34       (4.44)      (5.10)
                                                       -------------------------------------------------------------------------

Net asset value at end of period ....................  $   23.26    $   19.84    $  17.31       $  16.53    $  12.19    $  16.63
                                                       =========================================================================

Total return(B) .....................................      17.24%       14.62%       4.72%(C)      35.60%     (26.70%)    (23.47%)
                                                       =========================================================================

Net assets at end of period (000's) .................  $ 838,120    $ 274,121    $ 69,860       $ 62,187    $ 13,831    $ 20,835
                                                       =========================================================================

Ratio of net expenses to  average net assets ........       1.17%        1.26%       1.30%(D)       1.39%       1.49%       1.49%

Ratio of net investment loss to average net assets ..      (0.13%)      (0.23%)     (0.78%)(D)     (0.93%)     (0.82%)     (0.62%)

Portfolio turnover ..................................        104%         127%         60%(D)         60%        115%        124%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                                        THREE
                                                          YEAR           YEAR           MONTHS           PERIOD
                                                          ENDED          ENDED           ENDED            ENDED
                                                         MARCH 31,      MARCH 31,      MARCH 31,       DECEMBER 31,
                                                           2006           2005          2004(A)           2003(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $    19.60     $    17.24     $    16.50        $    15.45
                                                        ==========================================================

Income (loss) from investment operations:
   Net investment loss ..............................        (0.15)         (0.12)         (0.03)            (0.06)
   Net realized and unrealized gains
     on investments .................................         3.38           2.48           0.77              1.11
                                                        ----------------------------------------------------------
Total from investment operations ....................         3.23           2.36           0.74              1.05
                                                        ----------------------------------------------------------

Net asset value at end of period ....................   $    22.83     $    19.60     $    17.24        $    16.50
                                                        ==========================================================

Total return(C) .....................................        16.48%         13.69%          4.48%(D)          6.80%(D)
                                                        ==========================================================

Net assets at end of period (000's) .................   $   27,781     $   10,579     $    1,897        $    1,003
                                                        ==========================================================

Ratio of net expenses to average net assets .........         2.08%          2.25%          2.25%(E)          2.22%(E)

Ratio of net investment loss to average net assets ..        (1.02%)        (1.23%)        (1.71%)(E)        (1.80%)(E)

Portfolio turnover rate .............................          104%           127%            60%(E)            60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------
                                                                                           THREE
                                                           YEAR            YEAR            MONTHS            PERIOD
                                                           ENDED           ENDED            ENDED             ENDED
                                                          MARCH 31,       MARCH 31,       MARCH 31,        DECEMBER 31,
                                                            2006            2005           2004(A)            2003(B)
----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period ..............   $     19.62     $     17.24     $     16.50        $     15.45
                                                        ==============================================================

Income (loss) from investment operations:
   Net investment loss ..............................         (0.11)          (0.08)          (0.04)             (0.05)
   Net realized and unrealized gains
     on investments .................................          3.37            2.46            0.78               1.10
                                                        --------------------------------------------------------------
Total from investment operations ....................          3.26            2.38            0.74               1.05
                                                        --------------------------------------------------------------

Net asset value at end of period ....................   $     22.88     $     19.62     $     17.24        $     16.50
                                                        ==============================================================

Total return(C) .....................................         16.62%          13.81%           4.48%(D)           6.80%(D)
                                                        ==============================================================

Net assets at end of period (000's) .................   $   188,810     $    48,446     $     4,310        $     2,465
                                                        ==============================================================

Ratio of net expenses to average net assets .........          1.98%           2.03%           2.25%(E)           2.21%(E)

Ratio of net investment loss to average net assets ..         (0.93%)         (0.97%)         (1.70%)(E)         (1.78%)(E)

Portfolio turnover rate .............................           104%            127%             60%(E)             60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS I
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------
                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------
                                                                    YEAR           PERIOD
                                                                    ENDED           ENDED
                                                                   MARCH 31,      MARCH 31,
                                                                     2006          2005(A)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................     $    19.86      $    18.34
                                                                 ==========================

Income from investment operations:
   Net investment income ...................................           0.03            0.01
   Net realized and unrealized gains on investments ........           3.44            1.51
                                                                 --------------------------
Total from investment operations ...........................           3.47            1.52
                                                                 --------------------------

Net asset value at end of period ...........................     $    23.33      $    19.86
                                                                 ==========================

Total return ...............................................          17.47%           8.29%(B)
                                                                 ==========================

Net assets at end of period (000's) ........................     $   66,655      $   43,279
                                                                 ==========================

Ratio of net expenses to average net assets ................           0.93%           1.01%(C)

Ratio of net investment income to average net assets .......           0.12%           0.21%(C)

Portfolio turnover rate ....................................            104%            127%(C)

(A) Represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

LARGE CAP VALUE FUND--CLASS A
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                       PERIOD
                                                                        ENDED
                                                                      MARCH 31,
                                                                       2006(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $    10.00
                                                                     ==========

Income from investment operations:
   Net investment income ........................................          0.01
   Net realized and unrealized gains on investments .............          0.18
                                                                     ----------
Total from investment operations ................................          0.19
                                                                     ----------

Net asset value at end of period ................................    $    10.19
                                                                     ==========

Total return(B) .................................................          1.90%
                                                                     ==========

Net assets at end of period (000's) .............................    $   11,684
                                                                     ==========

Ratio of net expenses to average net assets(C) ..................          1.35%

Ratio of net investment income to average net assets(C) .........          1.34%

Portfolio turnover rate(C) ......................................            68%

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B) Total return shown excludes the effect of applicable sales load and is not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

LARGE CAP VALUE FUND--CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2006(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........................... $   10.00
                                                                   =========

Income from investment operations:
   Net investment income .........................................        -- (B)
   Net realized and unrealized gains on investments ..............      0.18
                                                                   ---------
Total from investment operations .................................      0.18
                                                                   ---------

Net asset value at end of period ................................. $   10.18
                                                                   =========

Total return(C) ..................................................      1.80%
                                                                   =========

Net assets at end of period (000's) .............................. $     561
                                                                   =========

Ratio of net expenses to average net assets(D) ...................      1.89%

Ratio of net investment income to average net assets(D) ..........      0.25%

Portfolio turnover rate(D) .......................................        68%

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Amount rounds to less than $0.01 per share.

(C) Total return shown excludes the effect of applicable sales load and is not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------
                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------
                                                           YEAR           PERIOD
                                                           ENDED           ENDED
                                                         MARCH 31,       MARCH 31,
                                                           2006           2005(A)
--------------------------------------------------------------------------------------
Net asset value at beginning of period ...............     $    11.07       $    10.00
                                                           ===========================

Income (loss) from investment operations:
   Net investment loss ...............................          (0.10)           (0.06)
   Net realized and unrealized gains on investments ..           2.53             1.13
                                                           ---------------------------
Total from investment operations .....................           2.43             1.07
                                                           ---------------------------

Net asset value at end of period .....................     $    13.50       $    11.07
                                                           ===========================

Total return(B) ......................................          21.95%           10.70%(C)
                                                           ===========================

Net assets at end of period (000's) ..................     $   61,915       $   32,378
                                                           ===========================

Ratio of net expenses to average net assets ..........           1.95%            1.95%(D)

Ratio of net investment loss to average net assets ...          (1.08%)          (1.27%)(D)

Portfolio turnover rate ..............................             90%             101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------
                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------
                                                             YEAR             PERIOD
                                                             ENDED             ENDED
                                                            MARCH 31,        MARCH 31,
                                                              2006            2005(A)
--------------------------------------------------------------------------------------
Net asset value at beginning of period ...............     $    11.01       $    10.00
                                                           ===========================

Income (loss) from investment operations:
   Net investment loss ...............................          (0.17)           (0.08)
   Net realized and unrealized gains on investments ..           2.49             1.09
                                                           ---------------------------
Total from investment operations .....................           2.32             1.01
                                                           ---------------------------

Net asset value at end of period .....................     $    13.33       $    11.01
                                                           ===========================

Total return(B) ......................................          21.07%           10.10%(C)
                                                           ===========================

Net assets at end of period (000's) ..................     $   33,310       $   16,224
                                                           ===========================

Ratio of net expenses to average net assets ..........           2.70%            2.70%(D)

Ratio of net investment loss to average net assets ...          (1.84%)          (2.07%)(D)

Portfolio turnover rate ..............................             90%             101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Not annualized.

(D) Annualized.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND--CLASS I
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------
                           PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------
                                                             YEAR             PERIOD
                                                             ENDED             ENDED
                                                            MARCH 31,        MARCH 31,
                                                              2006            2005(A)
----------------------------------------------------------------------------------------
Net asset value at beginning of period ...............     $    11.16       $     9.89
                                                           ===========================

Income (loss) from investment operations:
   Net investment loss ...............................          (0.03)           (0.13)
   Net realized and unrealized gains on investments ..           2.57             1.40
                                                           ---------------------------
Total from investment operations .....................           2.54             1.27
                                                           ---------------------------

Net asset value at end of period .....................     $    13.70       $    11.16
                                                           ===========================

Total return .........................................          22.76%           12.84%(B)
                                                           ===========================

Net assets at end of period (000's) ..................     $      676       $       --(C)
                                                           ===========================

Ratio of net expenses to average net assets ..........           1.55%            1.55%(D)

Ratio of net investment loss to average net assets ...          (0.77%)          (2.34%)(D)

Portfolio turnover rate ..............................             90%             101%(D)

(A) Represents the period from commencement of operations (October 4, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Amount rounds to less than $1,000.

(D)   Annualized.

See accompanying notes to financial statements.

MID CAP GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   2006            2005            2004               2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......   $     21.42     $     21.73     $     13.89        $     19.52     $     15.96
                                               ==============================================================================

Income (loss) from investment operations:
   Net investment loss .....................         (0.12)          (0.16)          (0.13)             (0.14)          (0.14)
   Net realized and unrealized gains
     (losses) on  investments ..............          4.70            1.03            7.97              (5.29)           3.76
                                               ------------------------------------------------------------------------------
Total from investment operations ...........          4.58            0.87            7.84              (5.43)           3.62
                                               ------------------------------------------------------------------------------

Distributions from net realized gains ......         (1.98)          (1.18)             --              (0.20)          (0.06)
                                               ------------------------------------------------------------------------------

Net asset value at end of year .............   $     24.02     $     21.42     $     21.73        $     13.89     $     19.52
                                               ==============================================================================

Total return(A) ............................         22.21%           4.13%          56.44%            (27.90%)         22.72%
                                               ==============================================================================

Net assets at end of year (000's) ..........   $   639,501     $   574,855     $   458,524        $   153,247     $   169,781
                                               ==============================================================================

Ratio of net expenses to
   average net assets ......................          1.50%           1.50%           1.49%(B)           1.50%           1.50%

Ratio of net investment loss
   to average net assets ...................         (0.57%)         (0.84%)         (0.93%)(B)         (1.07%)         (1.02%)

Portfolio turnover .........................            69%             85%             79%                62%             73%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.50% and the ratio of net investment loss to average net assets would have been (0.94%).

See accompanying notes to financial statements.

MID CAP GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                   YEAR ENDED MARCH 31,                           ENDED
                                                 ----------------------------------------------------------      MARCH 31,
                                                     2006           2005          2004               2003         2002(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $    19.50     $    20.03     $    12.53        $    18.25     $    16.45
                                                 =========================================================================

Income (loss) from investment operations:
   Net investment loss .......................        (0.26)         (0.29)         (0.25)            (0.14)         (0.09)
   Net realized and unrealized gains
     (losses) on investments .................         4.23           0.94           7.75             (5.38)          1.95
                                                 -------------------------------------------------------------------------
Total from investment operations .............         3.97           0.65           7.50             (5.52)          1.86
                                                 -------------------------------------------------------------------------

Distributions from net realized gains ........        (1.98)         (1.18)            --             (0.20)         (0.06)
                                                 -------------------------------------------------------------------------

Net asset value at end of period .............   $    21.49     $    19.50     $    20.03        $    12.53     $    18.25
                                                 =========================================================================

Total return(B) ..............................        21.24%          3.37%         59.86%           (30.34%)        11.35%(C)
                                                 =========================================================================

Net assets at end of period (000's) ..........   $   79,552     $   71,879     $   64,918        $   26,226     $   15,335
                                                 =========================================================================

Ratio of net expenses to average net assets ..         2.25%          2.25%          2.24%(E)          2.25%          2.25%(D)

Ratio of net investment loss to
   average net assets ........................        (1.32%)        (1.60%)        (1.68%)(E)        (1.77%)        (1.90%)(D)

Portfolio turnover rate ......................           69%            85%            79%               62%            73%(D)

(A) Represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

MID CAP GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                 ------------------------------------------------------------------------------
                                                      2006           2005            2004               2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at  beginning of year ........   $     19.51     $     20.04     $     12.55        $     18.26     $     15.01
                                                 ==============================================================================

Income (loss) from investment operations:
   Net investment  income (loss) .............         (0.25)          (0.30)          (0.23)             (0.13)           0.01
   Net realized and unrealized gains
     (losses) on investments .................          4.23            0.95            7.72              (5.38)           3.30
                                                 ------------------------------------------------------------------------------
Total from investment operations .............          3.98            0.65            7.49              (5.51)           3.31
                                                 ------------------------------------------------------------------------------

Distributions from net realized gains ........         (1.98)          (1.18)             --              (0.20)          (0.06)
                                                 ------------------------------------------------------------------------------

Net asset value at end of year ...............   $     21.51     $     19.51     $     20.04        $     12.55     $     18.26
                                                 ==============================================================================

Total return(A) ..............................         21.28%           3.36%          59.68%            (30.27%)         22.09%
                                                 ==============================================================================

Net assets at end of year (000's) ............   $   327,867     $   284,966     $   252,021        $    97,743     $    67,347
                                                 ==============================================================================

Ratio of net expenses to average net assets ..          2.25%           2.25%           2.24%(B)           2.25%           2.25%

Ratio of net investment loss to
   average net assets ........................         (1.32%)         (1.60%)         (1.68%)(B)         (1.77%)         (1.61%)

Portfolio turnover ...........................            69%             85%             79%                62%             73%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                                                          PERIOD
                                                                   YEAR ENDED MARCH 31,                    ENDED
                                                        ----------------------------------------         MARCH 31,
                                                            2006           2005           2004            2003(A)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $    15.25     $    16.05     $     9.78        $    10.00
                                                        ==========================================================

Income (loss) from investment operations:
   Net investment loss ..............................        (0.18)         (0.25)         (0.14)            (0.06)
   Net realized and unrealized gains (losses)
      on investments ................................         3.30          (0.14)          6.78             (0.16)
                                                        ----------------------------------------------------------
Total from investment operations ....................         3.12          (0.39)          6.64             (0.22)
                                                        ----------------------------------------------------------

Distributions from net realized gains ...............           --          (0.41)         (0.37)               --
                                                        ----------------------------------------------------------

Net asset value at end of period ....................   $    18.37     $    15.25     $    16.05        $     9.78
                                                        ==========================================================

Total return(B) .....................................        20.46%         (2.43%)        68.02%            (2.20%)(C)
                                                        ==========================================================

Net assets at end of period (000's) .................   $   48,697     $   37,675     $   53,064        $   15,230
                                                        ==========================================================

Ratio of net expenses to average net assets .........         1.95%          1.95%          1.89%(E)          1.95%(D)

Ratio of net investment loss to average net assets ..        (1.18%)        (1.40%)        (1.34%)(E)        (1.61%)(D)

Portfolio turnover ..................................          109%           114%           133%              128%(D)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.95% and ratio of net investment loss to average net assets would have been (1.40%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                                                         PERIOD
                                                                   YEAR ENDED MARCH 31,                   ENDED
                                                        ----------------------------------------        MARCH 31,
                                                            2006           2005          2004            2003(A)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $    14.99     $    15.90     $     9.75        $    10.00
                                                        ==========================================================

Income (loss) from investment operations:
   Net investment loss ..............................        (0.31)         (0.29)         (0.21)            (0.06)
   Net realized and unrealized gains (losses)
      on  investments ...............................         3.31          (0.21)          6.73             (0.19)
                                                        ----------------------------------------------------------
Total from investment operations ....................         3.00          (0.50)          6.52             (0.25)
                                                        ----------------------------------------------------------

Distributions from net realized gains ...............           --          (0.41)         (0.37)               --
                                                        ----------------------------------------------------------

Net asset value at end of period ....................   $    17.99     $    14.99     $    15.90        $     9.75
                                                        ==========================================================

Total return(B) .....................................        20.01%         (3.15%)        66.99%            (2.50%)(C)
                                                        ==========================================================

Net assets at end of period (000's) .................   $    9,858     $    8,908     $    7,831        $    1,399
                                                        ==========================================================

Ratio of net expenses to average net assets .........         2.70%          2.70%          2.63%(E)          2.69%(D)

Ratio of net investment loss to average net assets ..        (1.92%)        (2.13%)        (2.09%)(E)        (2.38%)(D)

Portfolio turnover ..................................          109%           114%           133%              128%(D)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average neet assets would have been (2.16%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                                                         PERIOD
                                                                   YEAR ENDED MARCH 31,                   ENDED
                                                        ----------------------------------------        MARCH 31,
                                                            2006           2005          2004            2003(A)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $    15.00     $    15.91     $     9.74        $    10.00
                                                        ==========================================================

Income (loss) from investment operations:
   Net investment loss ..............................        (0.32)         (0.29)         (0.21)            (0.07)
   Net realized and unrealized gains (losses)
      on  investments ...............................         3.33          (0.21)          6.75             (0.19)
                                                        ----------------------------------------------------------
Total from investment operations ....................         3.01          (0.50)          6.54             (0.26)
                                                        ----------------------------------------------------------

Distributions from net realized gains ...............           --          (0.41)         (0.37)               --
                                                        ----------------------------------------------------------

Net asset value at end of period ....................   $    18.01     $    15.00     $    15.91        $     9.74
                                                        ==========================================================

Total return(B) .....................................        20.07%         (3.15%)        67.26%            (2.60%)(C)
                                                        ==========================================================

Net assets at end of period (000's) .................   $   20,964     $   18,776     $   14,596        $    3,029
                                                        ==========================================================

Ratio of net expenses to average net assets .........         2.70%          2.70%          2.63%(E)          2.69%(D)

Ratio of net investment loss to average net assets ..        (1.92%)        (2.12%)        (2.09%)(E)        (2.39%)(D)

Portfolio turnover ..................................          109%           114%           133%              128%(D)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average net assets would have been (2.16%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS I
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------
                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------
                                                               YEAR             PERIOD
                                                               ENDED             ENDED
                                                              MARCH 31,         MARCH 31,
                                                                2006             2005(A)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period ................     $     15.31       $     15.37
                                                            =============================

Income (loss) from investment operations:
   Net investment loss ................................           (0.07)            (0.05)
   Net realized and unrealized gains on  investments ..            3.25              0.40
                                                            -----------------------------
Total from investment operations ......................            3.18              0.35
                                                            -----------------------------

Distributions from net realized gains .................              --             (0.41)
                                                            -----------------------------

Net asset value at end of period ......................     $     18.49       $     15.31
                                                            =============================

Total return ..........................................           20.77%             2.29%(B)
                                                            =============================

Net assets at end of period (000's) ...................     $   350,323       $    82,846
                                                            =============================

Ratio of net expenses to average net assets ...........            1.55%             1.55%(C)

Ratio of net investment loss to average net assets ....           (0.77%)           (0.95%)(C)

Portfolio turnover ....................................             109%              114%(C)

(A) Represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND--CLASS A
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                     2006           2005          2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.74     $    10.14     $     7.45     $    10.49     $    10.27
                                                 ======================================================================

Income (loss) from investment operations:
   Net investment income .....................         0.10           0.04           0.06           0.05           0.02
   Net realized and unrealized gains
     (losses) on investments .................         0.77           0.60           2.69          (3.05)          0.22
                                                 ----------------------------------------------------------------------
Total from investment operations .............         0.87           0.64           2.75          (3.00)          0.24
                                                 ----------------------------------------------------------------------

Dividends from net investment income .........        (0.01)         (0.04)         (0.06)         (0.04)         (0.02)
                                                 ----------------------------------------------------------------------

Net asset value at end of year ...............   $    11.60     $    10.74     $    10.14     $     7.45     $    10.49
                                                 ======================================================================

Total return(A) ..............................         8.13%          6.34%         37.04%        (28.59%)         2.34%
                                                 ======================================================================

Net assets at end of  year (000's) ...........   $   72,504     $   73,600     $   64,612     $   46,113     $   93,214
                                                 ======================================================================

Ratio of net expenses to average net assets ..         1.30%          1.30%          1.30%          1.30%          1.30%

Ratio of net investment income
   to average net assets .....................         0.86%          0.46%          0.68%          0.58%          0.23%

Portfolio turnover ...........................           57%            29%            44%            58%            33%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

VALUE PLUS FUND--CLASS B
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                PERIOD
                                                                     YEAR ENDED MARCH 31,                        ENDED
                                                   -------------------------------------------------------      MARCH 31,
                                                       2006           2005          2004            2003         2002(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $    10.27     $     9.73     $     7.18     $    10.18     $    10.72
                                                   ======================================================================

Income (loss) from investment operations:
   Net investment income (loss) ................         0.01          (0.03)            --(B)         --(B)        (0.01)
   Net realized and unrealized gains (losses)
     on investments ............................         0.73           0.57           2.58          (2.96)         (0.53)
                                                   ----------------------------------------------------------------------
Total from investment operations ...............         0.74           0.54           2.58          (2.96)         (0.54)
                                                   ----------------------------------------------------------------------

Dividends from net investment income ...........        (0.01)            --          (0.03)         (0.04)            --
                                                   ----------------------------------------------------------------------

Net asset value at end of period ...............   $    11.00     $    10.27     $     9.73     $     7.18     $    10.18
                                                   ======================================================================

Total return(C) ................................         7.24%          5.55%         36.04%        (29.05%)        (5.01%)(D)
                                                   ======================================================================

Net assets at end of period (000's) ............   $      813     $      876     $      753     $      367     $      130
                                                   ======================================================================

Ratio of net expenses to average net assets ....         2.05%          2.05%          2.05%          2.05%          2.05%(E)

Ratio of net investment income (loss)
   to average net assets .......................         0.10%         (0.29%)        (0.09%)        (0.06%)        (0.77%)(E)

Portfolio turnover rate ........................           57%            29%            44%            58%            33%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND--CLASS C
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                     2006          2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.33     $     9.78     $     7.22     $    10.18     $    10.02
                                                 ======================================================================

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.01          (0.03)            --(A)       (0.02)         (0.04)
   Net realized and unrealized gains
     (losses) on investments .................         0.74           0.58           2.59          (2.94)          0.20
                                                 ----------------------------------------------------------------------
Total from investment operations .............         0.75           0.55           2.59          (2.96)          0.16
                                                 ----------------------------------------------------------------------

Dividends from net investment income .........        (0.01)            --          (0.03)            --             --
                                                 ----------------------------------------------------------------------

Net asset value at end of year ...............   $    11.07     $    10.33     $     9.78     $     7.22     $    10.18
                                                 ======================================================================

Total return(B) ..............................         7.29%          5.62%         35.89%        (29.08%)         1.60%
                                                 ======================================================================

Net assets at end of year (000's) ............   $    1,710     $    1,851     $    1,867     $    1,512     $    2,548
                                                 ======================================================================

Ratio of net expenses to average net assets ..         2.05%          2.05%          2.05%          2.05%          2.05%

Ratio of net investment income (loss) to
   average net assets ........................         0.10%         (0.29%)        (0.05%)        (0.15%)        (0.51%)

Portfolio turnover ...........................           57%            29%            44%            58%            33%

(A)   Amount rounds to less than $0.01 per share.

(B)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
1. ORGANIZATION

The Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Micro Cap Growth Fund, Mid Cap Growth Fund (formerly the Emerging Growth Fund), Small Cap Growth Fund, and Value Plus Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

Prior to October 4, 2003, the Large Cap Growth Fund was a series of the Navellier Funds. Effective October 4, 2003, the Navellier Performance Large Cap Growth Portfolio and the Navellier Millennium Large Cap Growth Portfolio were merged into the Large Cap Growth Fund. The accounting and performance history of the Navellier Performance Large Cap Growth Portfolio was carried forward. The Large Cap Growth Fund was the legal and tax survivor. Effective January 1, 2004, the Fund changed its fiscal year end from December 31 to March 31.

The Growth Opportunities Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in stocks of mid to large cap domestic growth companies that the sub-advisor believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period.

The Large Cap Core Equity Fund seeks long-term capital appreciation as its primary goal by investing at least 80% of its total assets in common stocks of large cap companies. Income is a secondary goal.

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies.

The Large Cap Value Fund seeks long-term growth of capital and income. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies.

The Micro Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $300 million, referred to as micro cap companies, and which, in the opinion of the sub-advisor, have superior earnings growth characteristics.

The Mid Cap Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily (at least 80% of its assets) in common stocks of mid cap companies.

The Small Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small cap companies.

The Value Plus Fund seeks to increase the value of Fund shares over the long-term by investing primarily (at least 65% of its assets) in common stocks of larger companies that the sub-advisor believes are undervalued.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
The Large Cap Value Fund offers two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25%), and Class C shares (sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets). The Growth Opportunities Fund, Large Cap Core Equity Fund, Micro Cap Growth Fund, Mid Cap Growth Fund, and Value Plus Fund offer three classes of shares: Class A shares (described above), Class B shares, except Micro Cap Growth Fund, (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets), Class C shares (described above), and Class I shares of Micro Cap Growth Fund (sold without a distribution fee or sales charge, but offered only through selected dealers and subject to a higher minimum initial investment). The Large Cap Growth Fund and Small Cap Growth Fund offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares (all described above). Each Class A, Class B, Class C and Class I share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A and Class I shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

On May 18, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization whereby shares of the Touchstone Value Plus Fund will be exchanged for shares of the Touchstone Large Cap Core Equity Fund in a tax-free exchange. The Agreement and Plan of Reorganization is subject to shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities. As of March 31, 2006, the following Funds loaned common stocks and received collateral as follows:

--------------------------------------------------------------------------------
                                Fair Value of Common            Value of
                                    Stocks Loaned          Collateral Received
--------------------------------------------------------------------------------
Growth Opportunities Fund          $   7,270,251            $   7,507,740
Large Cap Growth Fund              $  38,309,218            $  39,303,072
Micro Cap Growth Fund              $  21,879,579            $  22,331,621
Mid Cap Growth Fund                $ 131,577,739            $ 135,475,672
Small Cap Growth Fund              $  86,143,163            $  88,338,869
Value Plus Fund                    $   1,246,780            $   1,297,296
--------------------------------------------------------------------------------

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C and Class I shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5.00% and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales load for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load for Class B shares.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are recorded on an accrual basis.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2006 and 2005 was as follows:

-------------------------------------------------------------------------------------------------------------
                                           GROWTH                   LARGE CAP                 LARGE CAP
                                       OPPORTUNITIES               CORE EQUITY                  GROWTH
                                            FUND                       FUND                      FUND
-------------------------------------------------------------------------------------------------------------
                                     YEAR         YEAR         YEAR         YEAR         YEAR        YEAR
                                     ENDED        ENDED        ENDED        ENDED        ENDED       ENDED
                                    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,   MARCH 31,
                                      2006         2005         2006         2005         2006        2005
-------------------------------------------------------------------------------------------------------------
From ordinary income ..........   $       --   $       --   $   20,159   $  116,337   $       --   $       --
From long-term capital gains ..           --           --           --           --           --           --
                                  ---------------------------------------------------------------------------
                                  $       --   $       --   $   20,159   $  116,337   $       --   $       --
                                  ===========================================================================
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                       LARGE CAP                MICRO CAP                        MID CAP
                                         VALUE                    GROWTH                         GROWTH
                                          FUND                     FUND                           FUND
------------------------------------------------------------------------------------------------------------------
                                          YEAR            YEAR            YEAR           YEAR            YEAR
                                          ENDED           ENDED           ENDED          ENDED           ENDED
                                         MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                           2006            2006            2005           2006            2005
------------------------------------------------------------------------------------------------------------------
From ordinary income .............     $        --     $        --     $        --     $15,608,776     $        --
From long-term capital gains .....              --              --              --      67,044,251      51,761,552
                                       ---------------------------------------------------------------------------
                                       $        --     $        --     $        --     $82,653,027     $51,761,552
                                       ===========================================================================

----------------------------------------------------------------------------------------------
                                                SMALL CAP
                                                 GROWTH                     VALUE PLUS
                                                  FUND                         FUND
----------------------------------------------------------------------------------------------
                                         YEAR           YEAR            YEAR          YEAR
                                         ENDED          ENDED           ENDED         ENDED
                                        MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                          2006           2005            2006          2005
----------------------------------------------------------------------------------------------
From ordinary income .............     $       --     $1,709,786     $   86,810     $  320,278
From long-term capital gains .....             --      1,330,596             --             --
                                       -------------------------------------------------------
                                       $       --     $3,040,382     $   86,810     $  320,278
                                       =======================================================

The following information is computed on a tax basis for each item as of March 31, 2006:

-------------------------------------------------------------------------------------------------------------------
                                                GROWTH           LARGE CAP           LARGE CAP        LARGE CAP
                                            OPPORTUNITIES       CORE EQUITY           GROWTH            VALUE
                                                 FUND               FUND               FUND              FUND
-------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments ......   $   113,323,506    $    24,641,380    $ 1,030,413,761    $    12,146,094
                                           ========================================================================
Gross unrealized appreciation ..........        25,437,423          4,828,330        145,986,417            285,912
Gross unrealized depreciation ..........        (7,833,301)          (664,216)       (15,227,097)          (150,927)
                                           ------------------------------------------------------------------------
Net unrealized appreciation ............        17,604,122          4,164,114        130,759,320            134,985
Capital loss carryforward ..............       (54,188,470)        (1,683,856)       (28,010,400)                --
Undistributed ordinary income ..........                --            184,135                 --             68,138
                                           ------------------------------------------------------------------------
    Accumulated earnings (deficit) .....   $   (36,584,348)   $     2,664,393    $   102,748,920    $       203,123
                                           ========================================================================

-------------------------------------------------------------------------------------------------------------------
                                               MICRO CAP           MID CAP          SMALL CAP           VALUE
                                                 GROWTH            GROWTH            GROWTH              PLUS
                                                  FUND              FUND              FUND               FUND
-------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments ......   $    97,919,302    $   993,428,565    $   454,288,822    $    68,272,179
                                           ========================================================================
Gross unrealized appreciation ..........        23,474,703        210,831,960         89,776,425         11,004,274
Gross unrealized depreciation ..........        (2,497,178)       (21,242,066)       (11,446,665)        (2,945,281)
                                           ------------------------------------------------------------------------
Net unrealized appreciation ............        20,977,525        189,589,894         78,329,760          8,058,993
Post-October losses ....................                --                 --         (2,485,372)                --
Capital loss carryforward ..............        (2,797,723)                --         (1,422,586)        (6,348,335)
Undistributed ordinary income ..........                --          5,814,391                 --            629,055
Undistributed long-term capital gains ..                --         27,993,060                 --                 --
                                           ------------------------------------------------------------------------
    Accumulated earnings ...............   $    18,179,802    $   223,397,345    $    74,421,802    $     2,339,713
                                           ========================================================================

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2006, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                                    EXPIRES
FUND                                               AMOUNT           MARCH 31,
--------------------------------------------------------------------------------
Growth Opportunities Fund ...................    $13,138,578          2010
                                                  21,975,058          2011
                                                  17,098,132          2012
                                                   1,976,702          2013
                                                 -----------
                                                  54,188,470
                                                 ===========
Large Cap Core Equity Fund ..................    $    99,480          2009
                                                      24,780          2010
                                                     414,728          2011
                                                   1,025,778          2012
                                                      11,425          2013
                                                     107,665          2014
                                                 -----------
                                                   1,683,856
                                                 ===========
Large Cap Growth Fund* ......................    $12,837,110          2009
                                                   2,396,670          2010
                                                   7,655,647          2011
                                                   3,322,314          2012
                                                   1,798,659          2013
                                                 -----------
                                                  28,010,400
                                                 ===========
Micro Cap Growth Fund .......................    $ 1,123,992          2013
                                                   1,673,731          2014
                                                 -----------
                                                   2,797,723
                                                 ===========
Small Cap Growth Fund .......................    $ 1,422,586          2013
                                                 ===========
Value Plus Fund .............................    $ 6,348,335          2012
                                                 ===========
--------------------------------------------------------------------------------

*A portion of these capital loss carryforwards may be limited under tax regulations.

During the year ended March 31, 2006, the following funds utilized capital loss carryforwards:

                                                        Amount
                                                    ------------
                  Growth Opportunities Fund .....   $ 11,315,372
                  Large Cap Growth Fund .........     30,083,248
                  Small Cap Growth Fund .........        530,203
                  Value Plus Fund ...............      6,337,013

The capital loss carryforwards and Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital of the Funds. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassification of net investment loss have been made to the following Funds for the year ended March 31, 2006:

--------------------------------------------------------------------------------------------
                                                             ACCUMULATED       ACCUMULATED
                                            PAID-IN        NET INVESTMENT      NET REALIZED
                                            CAPITAL         INCOME (LOSS)     GAINS (LOSSES)
--------------------------------------------------------------------------------------------
Growth Opportunities Fund .......      $   (1,474,605)     $    1,474,605     $           --
Large Cap Growth Fund ...........          (1,803,898)          1,803,898                 --
Micro Cap Growth Fund ...........            (893,698)            893,698                 --
Mid Cap Growth Fund .............                  --           8,207,217         (8,207,217)
Small Cap Growth Fund ...........          (2,478,495)          2,478,495                 --
--------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the period ended March 31, 2006:

-----------------------------------------------------------------------------------------------------------------
                                               GROWTH           LARGE CAP          LARGE CAP         LARGE CAP
                                           OPPORTUNITIES       CORE EQUITY           GROWTH             VALUE
                                                FUND               FUND               FUND              FUND
-----------------------------------------------------------------------------------------------------------------
Purchases of investment securities ..     $   89,842,616     $   14,358,010     $1,317,937,689     $   11,554,131
                                          -----------------------------------------------------------------------
Proceeds from sales and maturities
   of investment securities .........     $   95,285,299     $    1,113,016     $  714,645,317     $      545,804
                                          -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                              MICRO CAP           MID CAP          SMALL CAP
                                               GROWTH             GROWTH             GROWTH          VALUE PLUS
                                                FUND               FUND               FUND              FUND
-----------------------------------------------------------------------------------------------------------------
Purchases of investment securities ..     $   92,818,234     $  635,337,744     $  493,453,220     $   42,018,719
                                          -----------------------------------------------------------------------
Proceeds from sales and maturities
   of investment securities .........     $   59,564,307     $  713,327,321     $  270,062,295     $   49,580,486
                                          -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the Advisor), the Trust's investment advisor, Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, or Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Advisor, the Underwriter and Integrated are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
MANAGEMENT AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

--------------------------------------------------------------------------------
Growth Opportunities Fund         1.00% on the first $50 million
                                  0.90% on the next $50 million
                                  0.80% on the next $100 million
                                  0.75% of such assets in excess of $200 million
--------------------------------------------------------------------------------
Large Cap Core Equity Fund        0.65% on the first $100 million
                                  0.60% on the next $100 million
                                  0.55% on the next $100 million
                                  0.50% of such assets in excess of $300 million
--------------------------------------------------------------------------------
Large Cap Growth Fund             0.75% on the first $200 million
                                  0.70% on the next $800 million
                                  0.65% of such assets in excess of $1 billion
--------------------------------------------------------------------------------
Large Cap Value Fund              0.75%
--------------------------------------------------------------------------------
Micro Cap Growth Fund             1.25%
--------------------------------------------------------------------------------
Mid Cap Growth Fund               0.80%
--------------------------------------------------------------------------------
Small Cap Growth Fund             1.25%
--------------------------------------------------------------------------------
Value Plus Fund                   0.75% on the first $100 million
                                  0.70% on the next $100 million
                                  0.65% on the next $100 million
                                  0.60% of such assets in excess of $300 million
--------------------------------------------------------------------------------

During the period ended March 31, 2006, the Advisor waived investment advisory fees and/or reimbursed expenses of the Funds as follows:

--------------------------------------------------------------------------------
                                                 INVESTMENT     OTHER OPERATING
                                                  ADVISORY         EXPENSES
                                                 FEES WAIVED      REIMBURSED
--------------------------------------------------------------------------------
Large Cap Core Equity Fund ................   $        68,913   $        72,338
Large Cap Value Fund ......................   $         5,781   $         8,243
Micro Cap Growth Fund .....................                --   $        55,353
Small Cap Growth Fund .....................                --   $         9,162
Value Plus Fund ...........................                --   $        32,159
--------------------------------------------------------------------------------

The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor (not the Funds) pays the Sub-Advisors a fee for these services.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
Mastrapasqua Asset Management, Inc. (Mastrapasqua) has been retained by the Advisor to manage the investments of the Growth Opportunities Fund.

Todd Investment Advisors, Inc. (Todd), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Large Cap Core Equity Fund.

Navellier & Associates, Inc. (Navellier) has been retained by the Advisor to manage the investments of the Large Cap Growth Fund.

JS Asset Management, LLC (JSAM) has been retained by the Advisor to mange the investments of the Large Cap Value Fund.

Bjurman, Barry & Associates (Bjurman) has been retained by the Advisor to manage the investments of the Micro Cap Growth Fund.

TCW Investment Management Company (TCW) and Westfield Capital Management Company, LLC (Westfield) have been retained by the Advisor to manage the investments of the Mid Cap Growth Fund.

Longwood Investment Advisors, Inc. (Longwood) and Bjurman have been retained by the Advisor to manage the investments of the Small Cap Growth Fund.

Fort Washington Investment Advisors, Inc. (Fort Washington), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Value Plus Fund.

EXPENSE LIMITATION AGREEMENT

The Advisor has entered into an Expense Limitation Agreement to contractually limit operating expenses of the Large Cap Growth Fund. The maximum operating expense limit in any year with respect to the Fund is based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Fund as follows: 1.30% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.05% for Class I shares. These expense limitations shall remain in effect until March 31, 2007.

SPONSOR AGREEMENT

Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the Large Cap Core Equity Fund, the Large Cap Value Fund, the Micro Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund and the Value Plus Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor provides the Funds with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's administrator and fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the Funds; (v) the maintenance of books and records of the Trust;

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
(vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services,
(ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Funds. The Advisor also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Advisor or its affiliates.

The Advisor has agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows:

Fund                                Class A     Class B      Class C     Class I
--------------------------------------------------------------------------------
Large Cap Core Equity                1.00%       1.75%        1.75%         --
Large Cap Value Fund                 1.35%         --         2.10%         --
Micro Cap Growth Fund                1.95%         --         2.70%       1.55%
Mid Cap Growth Fund                  1.50%       2.25%        2.25%         --
Small Cap Growth Fund                1.95%       2.70%        2.70%       1.55%
Value Plus Fund                      1.30%       2.05%        2.05%         --

The fee waivers and expense reimbursements will remain in effect until at least March 31, 2006 for all Funds except the Large Cap Core Equity Fund and Class I shares of the Micro Cap Growth Fund. The fee waivers and expense reimbursements for the Large Cap Core Equity Fund and Class I shares of the Micro Cap Growth Fund will remain in effect until at least March 31, 2007.

During the period ended March 31, 2006, the Advisor waived Sponsor fees as follows:

                  Large Cap Core Equity Fund        $   40,002
                  Large Cap Value Fund              $    1,542
                  Micro Cap Growth Fund             $  121,013
                  Mid Cap Growth Fund               $  438,781
                  Small Cap Growth Fund             $  277,120
                  Value Plus Fund                   $  115,502

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund, subject to a minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the period ended March 31, 2006:

                  Growth Opportunities Fund         $    8,161
                  Large Cap Core Equity Fund        $    2,445
                  Large Cap Growth Fund             $  297,718
                  Large Cap Value Fund              $    1,836
                  Micro Cap Growth Fund             $   62,826
                  Mid Cap Growth Fund               $  128,758
                  Small Cap Growth Fund             $   12,408
                  Value Plus Fund                   $    2,512

In addition, the Underwriter collected the following contingent deferred sales charges on the redemption of Class B and Class C shares of the following Funds during the period ended March 31, 2006:

                  Growth Opportunities Fund         $    7,916
                  Large Cap Core Equity Fund        $    3,659
                  Large Cap Growth Fund             $   79,558
                  Micro Cap Growth Fund             $    9,494
                  Mid Cap Growth Fund               $  193,948
                  Small Cap Growth Fund             $   26,351
                  Value Plus Fund                   $    3,309

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust for a fee, including developing and assisting in implementing a compliance program for Integrated on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

AFFILIATED TRANSACTIONS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund, if any, for the period ended March 31, 2006, is noted below:

                                                                   SHARE ACTIVITY
                                                   ----------------------------------------------------
                                                   BALANCE                                    BALANCE                      VALUE
                                                   3/31/05      PURCHASES       SALES         3/31/06      DIVIDENDS      3/31/06
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunites Fund
   Touchstone Institutional Money Market Fund ....    --        25,054,380   (25,054,380)            --  $     22,024  $         --
Large Cap Core Equity Fund
   Touchstone Institutional Money Market Fund ....    --        15,457,734   (14,706,314)       751,420  $     17,483  $    751,420
Large Cap Growth Fund
   Touchstone Institutional Money Market Fund ....    --       498,279,354  (463,984,036)    34,295,318  $    599,782  $ 34,295,318
Large Cap Value Fund
   Touchstone Institutional Money Market Fund ....    --         3,831,473    (2,751,183)     1,080,290  $      2,499  $  1,080,290
Micro Cap Growth Fund
   Touchstone Institutional Money Market Fund ....    --        21,825,762   (20,647,489)     1,178,273  $     28,298  $  1,178,273
Mid Cap Growth Fund
   Touchstone Institutional Money Market Fund ....    --       331,263,688  (307,928,747)    23,334,941  $    798,687  $ 23,334,941
Small Cap Growth Fund
   Touchstone Institutional Money Market Fund ....    --       141,367,764  (122,662,289)    18,705,475  $    417,804  $ 18,705,475
Value Plus Fund
   Touchstone Institutional Money Market Fund ....    --        13,201,007   (11,751,617)     1,449,390  $     57,646  $  1,449,390
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

-------------------------------------------------------------------------------------------------------------------------
                                                                    GROWTH                             LARGE CAP
                                                                OPPORTUNITIES                        CORE EQUITY
                                                                     FUND                                FUND
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR               YEAR              YEAR               YEAR
                                                          ENDED              ENDED             ENDED              ENDED
                                                         MARCH 31,          MARCH 31,         MARCH 31,          MARCH 31,
                                                           2006               2005              2006               2005
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ......................................        1,048,184         1,037,067         1,536,234           142,157
Shares reinvested ................................               --                --             1,791            10,583
Shares redeemed ..................................       (1,042,828)       (3,011,561)          (73,004)         (134,214)
                                                       ------------------------------------------------------------------
Net increase (decrease) in shares outstanding ....            5,356        (1,974,494)        1,465,021            18,526
Shares outstanding, beginning of year ............        4,538,026         6,512,520           984,205           965,679
                                                       ------------------------------------------------------------------
Shares outstanding, end of year ..................        4,543,382         4,538,026         2,449,226           984,205
                                                       ==================================================================
CLASS B
Shares sold ......................................           11,088            18,249            14,503            67,892
Shares reinvested ................................               --                --               106               531
Shares redeemed ..................................          (33,222)          (46,186)          (25,936)          (52,718)
                                                       ------------------------------------------------------------------
Net increase (decrease) in shares outstanding ....          (22,134)          (27,937)          (11,327)           15,705
Shares outstanding, beginning of year ............          180,539           208,476           176,784           161,079
                                                       ------------------------------------------------------------------
Shares outstanding, end of year ..................          158,405           180,539           165,457           176,784
                                                       ==================================================================
CLASS C
Shares sold ......................................           95,020            85,925            49,650            35,206
Shares reinvested ................................               --                --                70               434
Shares redeemed ..................................         (280,735)         (449,633)          (92,093)         (107,540)
                                                       ------------------------------------------------------------------
Net decrease in shares outstanding ...............         (185,715)         (363,708)          (42,373)          (71,900)
Shares outstanding, beginning of year ............        1,273,850         1,637,558           176,996           248,896
                                                       ------------------------------------------------------------------
Shares outstanding, end of year ..................        1,088,135         1,273,850           134,623           176,996
                                                       ==================================================================
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
---------------------------------------------------------------------------------------------
                                                        LARGE CAP          LARGE CAP
                                                          GROWTH             VALUE
                                                           FUND              FUND
---------------------------------------------------------------------------------------------
                                                  YEAR             YEAR            PERIOD
                                                  ENDED            ENDED            ENDED
                                                 MARCH 31,        MARCH 31,        MARCH 31,
                                                   2006             2005(A)         2006(B)
---------------------------------------------------------------------------------------------
CLASS A
Shares sold ...............................      26,450,482       10,983,411        1,146,707
Shares redeemed ...........................      (4,230,877)      (1,202,420)              --
                                               ----------------------------------------------
Net increase in shares outstanding ........      22,219,605        9,780,991        1,146,707
Shares outstanding, beginning of period ...      13,816,493        4,035,502               --
                                               ----------------------------------------------
Shares outstanding, end of period .........      36,036,098       13,816,493        1,146,707
                                               ==============================================
CLASS B
Shares sold ...............................         776,573          469,699               --
Shares redeemed ...........................         (99,555)         (40,038)              --
                                               ----------------------------------------------
Net increase in shares outstanding ........         677,018          429,661               --
Shares outstanding, beginning of period ...         539,696          110,035               --
                                               ----------------------------------------------
Shares outstanding, end of period .........       1,216,714          539,696               --
                                               ==============================================
CLASS C
Shares sold ...............................       6,193,819        2,297,801           55,071
Shares redeemed ...........................        (410,287)         (79,041)              --
                                               ----------------------------------------------
Net increase in shares outstanding ........       5,783,532        2,218,760           55,071
Shares outstanding, beginning of period ...       2,468,677          249,917               --
                                               ----------------------------------------------
Shares outstanding, end of period .........       8,252,209        2,468,677           55,071
                                               ==============================================
CLASS I
Shares sold ...............................       1,200,669        2,363,046               --
Shares redeemed ...........................        (522,724)        (184,075)              --
                                               ----------------------------------------------
Net increase in shares outstanding ........         677,945        2,178,971               --
Shares outstanding, beginning of period ...       2,178,971               --               --
                                               ----------------------------------------------
Shares outstanding, end of period .........       2,856,916        2,178,971               --
                                               ==============================================
---------------------------------------------------------------------------------------------

(A) Except Class I shares which represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                                                           MICRO CAP GROWTH                  MID CAP GROWTH
                                                                 FUND                              FUND
-------------------------------------------------------------------------------------------------------------------
                                                        YEAR           PERIOD             YEAR             YEAR
                                                        ENDED           ENDED             ENDED            ENDED
                                                       MARCH 31,       MARCH 31,         MARCH 31,        MARCH 31,
                                                         2006            2005(A)           2006             2005
-------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................       2,621,786        3,074,850        8,058,028       13,681,174
Shares reinvested ..............................              --               --        1,818,658        1,192,525
Shares redeemed ................................        (962,416)        (148,714)     (10,087,013)      (9,136,289)
                                                     --------------------------------------------------------------
Net increase (decrease) in shares outstanding ..       1,659,370        2,926,136         (210,327)       5,737,410
Shares outstanding, beginning of period ........       2,926,136               --       26,834,508       21,097,098
                                                     --------------------------------------------------------------
Shares outstanding, end of period ..............       4,585,506        2,926,136       26,624,181       26,834,508
                                                     ==============================================================
CLASS B
Shares sold ....................................              --               --          263,600          699,782
Shares reinvested ..............................              --               --          263,051          166,527
Shares redeemed ................................              --               --         (512,011)        (420,712)
                                                     --------------------------------------------------------------
Net increase in shares outstanding .............              --               --           14,640          445,597
Shares outstanding, beginning of period ........              --               --        3,686,497        3,240,900
                                                     --------------------------------------------------------------
Shares outstanding, end of period ..............              --               --        3,701,137        3,686,497
                                                     ==============================================================
CLASS C
Shares sold ....................................       1,263,948        1,538,640        3,167,553        4,772,368
Shares reinvested ..............................              --               --          875,756          523,391
Shares redeemed ................................        (239,256)         (64,989)      (3,407,041)      (3,265,751)
                                                     --------------------------------------------------------------
Net increase in shares outstanding .............       1,024,692        1,473,651          636,268        2,030,008
Shares outstanding, beginning of period ........       1,473,651               --       14,602,781       12,572,773
                                                     --------------------------------------------------------------
Shares outstanding, end of period ..............       2,498,343        1,473,651       15,239,049       14,602,781
                                                     ==============================================================
CLASS I
Shares sold ....................................          50,305               10               --               --
Shares redeemed ................................            (952)              --               --               --
                                                     --------------------------------------------------------------
Net increase in shares outstanding .............          49,353               10               --               --
Shares outstanding, beginning of period ........              10               --               --               --
                                                     --------------------------------------------------------------
Shares outstanding, end of period ..............          49,363               10               --               --
                                                     ==============================================================
-------------------------------------------------------------------------------------------------------------------

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005, except Class I shares which represents the period from commencement of operations (October 4, 2004) through March 31, 2005.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                                                           SMALL CAP GROWTH                     VALUE PLUS
                                                                 FUND                              FUND
-------------------------------------------------------------------------------------------------------------------
                                                        YEAR           PERIOD             YEAR             YEAR
                                                        ENDED           ENDED             ENDED            ENDED
                                                       MARCH 31,       MARCH 31,         MARCH 31,        MARCH 31,
                                                         2006            2005(A)           2006             2005
-------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................       1,014,623        1,507,000          404,184        1,455,498
Shares reinvested ..............................              --           74,546            7,411           28,930
Shares redeemed ................................        (833,383)      (2,418,324)      (1,012,372)      (1,004,090)
                                                     --------------------------------------------------------------
Net increase (decrease) in shares outstanding ..         181,240         (836,778)        (600,777)         480,338
Shares outstanding, beginning of year ..........       2,469,862        3,306,640        6,849,939        6,369,601
                                                     --------------------------------------------------------------
Shares outstanding, end of year ................       2,651,102        2,469,862        6,249,162        6,849,939
                                                     ==============================================================
CLASS B
Shares sold ....................................          33,538          145,750            9,862           24,214
Shares reinvested ..............................              --           12,741               88               --
Shares redeemed ................................         (79,806)         (57,014)         (21,355)         (16,360)
                                                     --------------------------------------------------------------
Net increase (decrease) in shares outstanding ..         (46,268)         101,477          (11,405)           7,854
Shares outstanding, beginning of year ..........         594,081          492,604           85,276           77,422
                                                     --------------------------------------------------------------
Shares outstanding, end of year ................         547,813          594,081           73,871           85,276
                                                     ==============================================================
CLASS C
Shares sold ....................................         242,061          563,065           13,934           33,863
Shares reinvested ..............................              --           16,055              171               --
Shares redeemed ................................        (329,173)        (245,443)         (38,777)         (45,443)
                                                     --------------------------------------------------------------
Net increase (decrease) in shares outstanding ..         (87,112)         333,677          (24,672)         (11,580)
   Shares outstanding, beginning of year .......       1,251,315          917,638          179,241          190,821
                                                     --------------------------------------------------------------
Shares outstanding, end of year ................       1,164,203        1,251,315          154,569          179,241
                                                     ==============================================================
CLASS I
Shares sold ....................................      14,841,702        5,515,470               --               --
Shares reinvested ..............................              --           70,748               --               --
Shares redeemed ................................      (1,303,361)        (173,778)              --               --
                                                     --------------------------------------------------------------
Net increase in shares outstanding .............      13,538,341        5,412,440               --               --
Shares outstanding, beginning of year ..........       5,412,440               --               --               --
                                                     --------------------------------------------------------------
Shares outstanding, end of year ................      18,950,781        5,412,440               --               --
                                                     ==============================================================
-------------------------------------------------------------------------------------------------------------------

(A) Except Class I shares which represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
6. CUSTODY OFFSET ARRANGMENT

For financial reporting purposes for the year ended March 31, 2006, Custodian fees reduced by the Custodian were $2,417, $6,664, $29,653 and $13,866 for the Large Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund and the Value Plus Fund, respectively. There was no effect on net investment income.

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.8%                                    SHARES        VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.6%
Agilent Technologies, Inc.*..........................    126,000   $  4,731,300
Akamai Technologies, Inc.*...........................    141,000      4,637,490
Analog Devices, Inc..................................     90,000      3,446,100
Autodesk, Inc.*......................................     68,000      2,619,360
Broadcom Corp. - Class A*............................     67,500      2,913,300
Cognos, Inc.*........................................     82,000      3,189,800
EMC Corp.*...........................................    350,000      4,770,500
Motorola, Inc........................................    147,000      3,367,770
Texas Instruments, Inc...............................    150,000      4,870,500
VeriSign, Inc.*......................................     90,000      2,159,100
                                                                   ------------
                                                                     36,705,220
                                                                   ------------
HEALTH CARE -- 18.0%
Amgen, Inc.*.........................................     52,700      3,833,925
Barr Pharmaceuticals, Inc.*..........................     20,000      1,259,600
Cerner Corp.* +......................................     38,000      1,803,100
Genentech, Inc.*.....................................     42,500      3,591,675
Genzyme Corp.*.......................................     60,000      4,033,200
Invitrogen Corp.*....................................     50,000      3,506,500
Lilly (Eli) & Co.....................................     35,000      1,935,500
St. Jude Medical, Inc.*..............................     55,000      2,255,000
                                                                   ------------
                                                                     22,218,500
                                                                   ------------
OIL & GAS -- 13.1%
Basic Energy Services, Inc.*.........................      1,000         29,800
Halliburton Company +................................     65,000      4,746,300
National-Oilwell Varco, Inc.*........................     50,000      3,206,000
Newfield Exploration Co.*............................     45,000      1,885,500
Schlumberger Limited.................................     50,000      6,328,500
                                                                   ------------
                                                                     16,196,100
                                                                   ------------
BUSINESS SERVICES -- 12.3%
Accenture Ltd........................................    100,000      3,007,000
eBay, Inc.*..........................................     65,000      2,538,900
Jacobs Engineering Group, Inc.*......................     44,500      3,859,930
Monster Worldwide, Inc.*.............................     76,800      3,829,248
Yahoo!, Inc.*........................................     60,000      1,935,600
                                                                   ------------
                                                                     15,170,678
                                                                   ------------
AEROSPACE & DEFENSE -- 8.7%
Honeywell International..............................     72,000      3,079,440
L-3 Communications Holdings, Inc. ...................     20,000      1,715,800
Rockwell Automation, Inc. +..........................     38,000      2,732,580
United Technologies Corp. ...........................     55,000      3,188,350
                                                                   ------------
                                                                     10,716,170
                                                                   ------------
INDUSTRIAL -- 6.4%
3M Co. ..............................................     30,000      2,270,700
Caterpiller, Inc.....................................     50,000      3,590,500
Emerson Electric Co. ................................     25,000      2,090,750
SunPower Corp. - Class A* +..........................        500         19,080
                                                                   ------------
                                                                      7,971,030
                                                                   ------------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.8% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------
RETAIL -- 3.5%
Starbucks Corp.*.....................................    114,000   $  4,290,960
                                                                   ------------

MEDIA/ENTERTAINMENT -- 2.5%
Harrah's Entertainment, Inc..........................     15,000      1,169,400
Rockwell Collins, Inc................................     35,000      1,972,250
                                                                   ------------
                                                                      3,141,650
                                                                   ------------
CHEMICALS -- 2.1%
Praxair, Inc. .......................................     46,700      2,575,505
                                                                   ------------

INSURANCE -- 2.0%
ACE Ltd. ............................................     47,500      2,470,475
                                                                   ------------

TRANSPORTATION -- 1.6%
C.H. Robinson Worldwide, Inc.........................     40,000      1,963,600
                                                                   ------------

TOTAL COMMON STOCKS..................................              $123,419,888
                                                                   ============

--------------------------------------------------------------------------------
                                                                       MARKET
INVESTMENT FUNDS -- 6.1%                                  SHARES        VALUE
--------------------------------------------------------------------------------
Touchstone Institutional Money Market Fund ^ ** .....  7,507,740   $  7,507,740
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 105.9%
(Cost $113,323,506)..................................              $130,927,628

LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.9%).......               (7,281,693)
                                                                   ------------

NET ASSETS -- 100.0%..................................             $123,645,935
                                                                   ------------

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2006 was $7,270,251.

** As of March 31, 2006, $7,507,740 represents collateral for securities loaned.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 97.4%                                    SHARES        VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.5%
Cisco Systems, Inc.*.................................     48,980    $ 1,061,396
Computer Sciences Corp.*.............................     18,430      1,023,787
Hewlett-Packard Co...................................     30,320        997,528
Intel Corp. .........................................     35,220        681,507
International Business Machines Corp. (IBM)..........     10,800        890,676
Microsoft Corp.......................................     34,640        942,554
                                                                    -----------
                                                                      5,597,448
                                                                    -----------
INDUSTRIAL -- 17.0%
3M Co. ..............................................     12,100        915,849
Caterpillar, Inc.....................................     14,990      1,076,431
General Electric Co..................................     26,320        915,410
Honeywell International, Inc.........................     23,520      1,005,950
United Technologies Corp. ...........................     17,170        995,345
                                                                    -----------
                                                                      4,908,985
                                                                    -----------
CONSUMER STAPLES -- 14.9%
Altria Group, Inc....................................     11,660        826,228
Coca-Cola Co.........................................     20,070        840,331
Kimberly-Clark Corp..................................     14,550        840,990
Procter & Gamble Co..................................     14,890        857,962
Wal-Mart Stores, Inc. ...............................     19,730        932,045
                                                                    -----------
                                                                      4,297,556
                                                                    -----------
FINANCIAL SERVICES -- 12.4%
Allstate Corp........................................     15,815        824,120
American Express Co..................................     17,330        910,692
Bank of America Corp.................................     20,660        940,855
Citigroup, Inc.......................................     19,066        900,678
                                                                    -----------
                                                                      3,576,345
                                                                    -----------
CONSUMER DISCRETIONARY -- 10.8%
Best Buy Co., Inc....................................     20,715      1,158,590
Home Depot, Inc......................................     22,630        957,249
The Walt Disney Co. .................................     35,230        982,565
                                                                    -----------
                                                                      3,098,404
                                                                    -----------
HEALTH CARE -- 9.4%
Cardinal Health, Inc.................................     13,610      1,014,217
Johnson & Johnson....................................     13,690        810,722
WellPoint, Inc.*.....................................     11,390        881,928
                                                                    -----------
                                                                      2,706,867
                                                                    -----------
FINANCIAL -- 3.7%
JP Morgan Chase & Co.................................     25,800      1,074,312
                                                                    -----------

TELECOMMUNICATION SERVICE -- 3.4%
AT&T, Inc............................................     36,140        977,226
                                                                    -----------

MATERIALS -- 3.3%
Du Pont (E.I.) DE Nemours............................     22,470        948,459
                                                                    -----------

LARGE CAP CORE EQUITY FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 97.4% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------
ENERGY -- 3.0%
Exxon Mobil Corp.....................................     14,270    $   868,472
                                                                    -----------

TOTAL COMMON STOCKS..................................               $28,054,074
                                                                    -----------

--------------------------------------------------------------------------------
                                                                       MARKET
INVESTMENT FUNDS -- 2.6%                                  SHARES        VALUE
--------------------------------------------------------------------------------
Touchstone Institutional Money Market Fund ^.........    751,420    $   751,420
                                                                    -----------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $24,557,578)...................................               $28,805,494

LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0%.........                     (695)
                                                                    -----------

NET ASSETS -- 100.0%..................................              $28,804,799
                                                                    ===========

* Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
                                                                     MARKET
COMMON STOCKS -- 96.9%                                  SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 21.6%
Advanced Micro Devices, Inc.*......................    752,156   $   24,941,493
Apple Computer, Inc.*..............................    272,540       17,093,709
Corning, Inc.*.....................................  1,181,825       31,802,911
Lockheed Martin Corp...............................    400,705       30,104,967
Marvell Technology Group Ltd.*.....................    567,495       30,701,480
Motorola, Inc......................................  1,458,410       33,412,172
SanDisk Corp.*.....................................    360,159       20,716,346
Texas Instruments, Inc.............................    697,115       22,635,324
The Boeing Co......................................    416,655       32,469,923
                                                                 --------------
                                                                    243,878,325
                                                                 --------------
FINANCE/INSURANCE -- 19.9%
Chicago Mercantile Exchange Holdings, Inc. +.......     73,220       32,765,950
E*TRADE Financial Corp.*...........................  1,400,000       37,772,000
Franklin Resources, Inc............................    377,298       35,556,564
Lehman Brothers Holdings...........................    216,240       31,253,167
Principal Financial Group, Inc.....................    506,700       24,726,960
Prudential Financial, Inc..........................    520,230       39,438,635
State Street Corp. ................................    359,265       21,710,384
                                                                 --------------
                                                                    223,223,660
                                                                 --------------
ENERGY MINERALS -- 11.0%
Marathon Oil Corp..................................    472,950       36,024,601
Peabody Energy Corp................................    604,150       30,455,202
Schlumberger Ltd. .................................    287,450       36,382,546
Valero Energy Corp. ...............................    349,050       20,866,209
                                                                 --------------
                                                                    123,728,558
                                                                 --------------
HEALTH SERVICES -- 10.6%
Aetna, Inc. .......................................    551,785       27,114,715
CIGNA Corp.........................................    271,640       35,481,616
Express Scripts, Inc.*.............................    305,185       26,825,762
Medco Health Solutions, Inc.*......................    523,625       29,961,823
                                                                 --------------
                                                                    119,383,916
                                                                 --------------
HEALTH TECHNOLOGY -- 7.4%
Genentech, Inc.*...................................    377,210       31,878,017
Gilead Sciences, Inc.*.............................    519,120       32,299,647
Glaxosmithkline PLC - ADR..........................    354,765       18,557,757
                                                                 --------------
                                                                     82,735,421
                                                                 --------------
NON-ENERGY MINERALS -- 4.5%
Cameco Corp. +.....................................    391,330       14,087,880
Cemex S.A. - ADR...................................    557,375       36,385,440
                                                                 --------------
                                                                     50,473,320
                                                                 --------------
COMMERCIAL SERVICES -- 3.5%
Moody's Corp. .....................................    555,620       39,704,605
                                                                 --------------

RETAIL TRADE -- 3.5%
CVS Corp...........................................    846,940       25,298,098
Whole Foods Market, Inc............................    213,945       14,214,506
                                                                 --------------
                                                                     39,512,604
                                                                 --------------

LARGE CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                     MARKET
COMMON STOCKS -- 96.9% (CONTINUED)                      SHARES        VALUE
--------------------------------------------------------------------------------
COMMUNICATION -- 3.4%
America Movil S.A. - ADR...........................  1,096,560   $   37,568,146
                                                                 --------------

TRANSPORTATION -- 3.2%
Burlington Northern Santa Fe Corp..................    430,190       35,847,733
                                                                 --------------

UTILITIES -- 2.8%
Edison International...............................    754,495       31,070,104
                                                                 --------------

INDUSTRIAL SERVICES -- 2.2%
Transocean, Inc.*..................................    302,890       24,322,067
                                                                 --------------

PROCESS INDUSTRIES -- 1.9%
Praxair, Inc. .....................................    377,210       20,803,132
                                                                 --------------

TECHNOLOGY SERVICES -- 1.4%
Google, Inc.*......................................     39,290       15,323,100
                                                                 --------------

TOTAL COMMON STOCKS................................              $1,087,574,691
                                                                 --------------

--------------------------------------------------------------------------------
                                                                     MARKET
INVESTMENT FUNDS -- 6.6%                                SHARES        VALUE
--------------------------------------------------------------------------------
Touchstone Institutional Money Market Fund ^ **....  73,598,390  $   73,598,390
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 103.5%
(Cost $1,029,205,006)..............................              $1,161,173,081

LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.5%)....                 (39,806,780)
                                                                 --------------

NET ASSETS -- 100.0%...............................              $1,121,366,301
                                                                 ==============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2006 was $38,309,218.

** As of March 31, 2006, $39,303,072 represents collateral for securities loaned.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 85.6%                                    SHARES        VALUE
--------------------------------------------------------------------------------

BANKS -- 16.7%
Bank of America Corp. ...............................       7,800     $  355,212
Citigroup, Inc. .....................................      11,300        533,812
JP Morgan Chase & Co. ...............................      13,100        545,484
Washington Mutual, Inc. .............................      14,200        605,204
                                                                      ----------
                                                                       2,039,712
                                                                      ----------
THRIFTS & MORTGAGE FINANCIALS -- 12.9%
Fannie Mae ..........................................      12,200        627,080
Freddie Mac .........................................      10,100        616,100
MGIC Investment Corp. ...............................       5,100        339,813
                                                                      ----------
                                                                       1,582,993
                                                                      ----------
INDUSTRIALS -- 7.9%
General Electric Co. ................................       9,100        316,498
Tyco International Ltd. .............................      24,400        655,872
                                                                      ----------
                                                                         972,370
                                                                      ----------
HEALTH CARE -- 7.5%
Sanofi-Aventis - ADR ................................      11,300        536,185
Tenet Healthcare Corp.* .............................      52,300        385,974
                                                                      ----------
                                                                         922,159
                                                                      ----------
CONSUMER DISCRETIONARY -- 7.4%
Federated Department Stores, Inc. ...................       4,300        313,900
Gannett Co., Inc. ...................................       3,200        191,744
Liberty Global, Inc.* ...............................       4,700         92,825
Liberty Media Corp.* ................................      37,100        304,591
                                                                      ----------
                                                                         903,060
                                                                      ----------
MATERIALS & PROCESSING -- 6.2%
Abitibi-Consolidated, Inc. - ADR ....................     105,000        435,750
International Paper Co. .............................       9,200        318,044
                                                                      ----------
                                                                         753,794
                                                                      ----------
TECHNOLOGY -- 5.9%
Avnet, Inc.* ........................................      10,000        253,800
BearingPoint, Inc.* .................................      11,300         95,937
Sanmina-SCI Corp.* ..................................      90,300        370,230
                                                                      ----------
                                                                         719,967
                                                                      ----------
CONSUMER STAPLES -- 5.7%
Altria Group, Inc. ..................................       8,300        588,138
Safeway, Inc. .......................................       4,200        105,504
                                                                      ----------
                                                                         693,642
                                                                      ----------
COMMUNICATIONS EQUIPMENT -- 4.5%
Alcatel SA - ADR* ...................................      22,400        344,960
Nortel Networks Corp.* ..............................      66,000        201,300
                                                                      ----------
                                                                         546,260
                                                                      ----------
PRODUCER MANUFACTURING -- 3.0%
Lear Corp. ..........................................      15,600        276,588
Navistar International Corp.* .......................       3,400         93,772
                                                                      ----------
                                                                         370,360
                                                                      ----------

LARGE CAP VALUE FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 85.6% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

OTHER ENERGY -- 2.7%
Reliant Resources, Inc.* .......................        31,600     $    334,328
                                                                   ------------

TRANSPORTATION -- 2.7%
AMR Corp.* .....................................         4,000          108,200
UAL Corp.* .....................................         5,600          223,608
                                                                   ------------
                                                                        331,808
                                                                   ------------
AEROSPACE & DEFENSE -- 2.5%
Honeywell International, Inc. ..................         4,800          205,296
The Boeing Co. .................................         1,300          101,309
                                                                   ------------
                                                                        306,605
                                                                   ------------

TOTAL COMMON STOCKS ............................                   $ 10,477,058

--------------------------------------------------------------------------------
                                                                      MARKET
EXCHANGE TRADED FUNDS -- 4.5%                         SHARES          VALUE
--------------------------------------------------------------------------------

iShares Russell 1000 Value Index Fund ..........         7,600     $    554,952
                                                                   ------------

--------------------------------------------------------------------------------
                                                                      MARKET
DEPOSITORY RECEIPT -- 1.4%                            SHARES          VALUE
--------------------------------------------------------------------------------

SPDR Trust Series 1 ............................         1,300     $    168,779
                                                                   ------------

--------------------------------------------------------------------------------
                                                                      MARKET
INVESTMENT FUNDS -- 8.8%                              SHARES          VALUE
--------------------------------------------------------------------------------

Touchstone Institutional Money Market Fund^ ....     1,080,290     $  1,080,290
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $12,146,094) .............................                   $ 12,281,079

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%)                         (36,212)
                                                                   ------------

NET ASSETS -- 100.0% ...........................                   $ 12,244,867
                                                                   ============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

ADR - American Depository Receipt

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 99.5%                                   SHARES         VALUE
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY -- 37.0%
Actuate Corp.* ...................................        159,600     $  678,300
Alliance Fiber Optic Products, Inc.* .............        115,000        254,150
Anaren, Inc.* ....................................         32,800        638,616
Art Technology Group, Inc.* ......................        247,900        795,759
Astea International, Inc.* .......................         13,400        157,182
Bitstream, Inc.* .................................         90,100        669,443
BTU International, Inc.* .........................        107,100      1,759,653
CEVA, Inc.* ......................................         22,800        151,164
Click Commerce, Inc.* + ..........................         39,400        943,236
Comtech Group, Inc.* .............................         80,800        808,000
CyberSource Corp.* ...............................         79,500        887,220
EFJ, Inc.* .......................................         73,800        796,302
Ezenia!, Inc.* ...................................         34,000        113,900
Hurco Companies, Inc.* ...........................          4,600        125,212
I.D. Systems, Inc.* ..............................         33,100        827,500
Internet Commerce Corp.* + .......................         67,600        255,528
Intevac, Inc.* ...................................         59,500      1,712,410
Key Tronic Corp.* ................................         65,850        286,448
LoJack Corp.* ....................................         50,000      1,199,000
Micronetics, Inc.* ...............................         21,900        484,428
Neoware Systems, Inc.* + .........................         53,000      1,569,860
Online Resources Corp.* ..........................        111,100      1,444,300
Optical Communication Products, Inc.* ............        193,200        595,056
Orbit International Corp.* .......................         41,200        397,580
PAR Technology Corp.* + ..........................         60,000      1,064,400
Peerless Systems Corp.* ..........................         56,400        421,308
RADCOM Ltd.* + ...................................         71,550        300,510
Radiant Systems, Inc.* ...........................        102,100      1,380,392
Radyne Corp.* ....................................         76,700      1,224,899
RELM Wireless Corp.* .............................         68,500        667,190
Silicom Ltd.* ....................................         78,800        835,217
Sirenza Microdevices, Inc.* ......................        112,000      1,058,400
Smith Micro Software, Inc.* + ....................        155,300      1,908,637
SRS Labs, Inc.* ..................................         71,500        430,430
Stellent, Inc. ...................................        115,000      1,363,900
Stratex Networks, Inc.* ..........................        274,200      1,686,330
Synplicity, Inc.* ................................         34,800        224,808
TESSCO Technologies, Inc.* .......................         22,002        407,037
Tollgrade Communications, Inc.* ..................         77,300      1,150,224
United Industrial Corp. + ........................         33,500      2,041,154
Video Display Corp.* + ...........................         51,750        490,590
VSE Corp. ........................................         27,600      1,145,400
                                                                      ----------
                                                                      35,351,073
                                                                      ----------

MICRO CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.5% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 15.8%
Air Methods Corp.* .................................      37,700     $ 1,113,658
American Science & Engineering, Inc.* + ............      18,700       1,746,579
Angiodynamics, Inc.* ...............................      51,100       1,536,066
Bentley Pharmaceuticals, Inc.* + ...................      45,200         594,380
Bioanalytical Systems, Inc.* .......................      15,250          96,075
Caraco Pharmaceutical Laboratories Ltd.* ...........      67,700         880,100
CAS Medical Systems, Inc.* + .......................      84,972         717,164
Cerus Corp.* .......................................      81,800         700,208
Clinical Data, Inc. + ..............................      13,275         272,403
Encore Medical Corp.* ..............................      85,700         438,784
First Consulting Group, Inc.* ......................      49,900         368,761
Health Grades, Inc.* + .............................      92,700         494,082
Hi-Tech Pharmacal Co., Inc.* .......................      46,015       1,297,623
Horizon Health Corp.* ..............................      26,300         520,740
IntegraMed America, Inc.* ..........................      47,700         550,935
IRIS International, Inc.* + ........................      40,500         633,015
Medical Action Industires, Inc.* ...................      25,900         621,341
Mesa Laboratories, Inc. ............................      24,900         351,339
Natus Medical, Inc.* ...............................      58,200       1,193,100
U.S. Physical Therapy, Inc.* .......................      59,700       1,021,467
                                                                     -----------
                                                                      15,147,820
                                                                     -----------
PRODUCER MANUFACTURING -- 8.3%
Amerigon, Inc.* ....................................     171,500       1,332,555
Dynamic Materials Corp. + ..........................      70,000       2,494,800
Fuel-Tech N.V.* ....................................      82,850       1,324,772
Insteel Industries, Inc. + .........................      14,600         828,988
Kadant, Inc.* ......................................      21,600         490,320
K-Tron International, Inc.* ........................      10,000         486,800
Miller Industries, Inc.* ...........................      10,000         255,000
Smith & Wesson Holding Corp.* ......................     120,800         730,840
                                                                     -----------
                                                                       7,944,075
                                                                     -----------
CONSUMER NON-DURABLES -- 7.4%
Cuisine Solutions, Inc.* ...........................      82,200         763,638
Jones Soda Co.* + ..................................      28,100         231,825
Matrixx Initiatives, Inc.* .........................      56,800       1,323,440
National Beverage Corp. ............................      24,900         288,093
Parlux Fragrances, Inc.* + .........................      39,700       1,280,325
Reliv' International, Inc. + .......................      49,600         614,544
Rocky Mountain Chocolate Factory, Inc. .............       8,900         140,530
Steven Madden Ltd. .................................      31,300       1,111,150
True Religion Apparel, Inc.* + .....................      74,500       1,376,015
                                                                     -----------
                                                                       7,129,560
                                                                     -----------
COMMERCIAL/INDUSTRIAL SERVICES -- 6.6%
ADDvantage Technologies Group, Inc.* ...............      37,400         220,660
American Ecology Corp. .............................      43,300         882,454
Barrett Business Services, Inc.* ...................      24,400         658,800
Concur Technologies, Inc.* .........................      54,900       1,017,297
Matrix Service Co.* + ..............................      19,600         225,008
Perficient, Inc.* ..................................     129,800       1,506,978

MICRO CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 99.5% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------

COMMERCIAL/INDUSTRIAL SERVICES -- 6.6% (CONTINUED)
Standard Parking Corp.* .............................      10,400     $  289,848
TheStreet.com, Inc. .................................     201,500      1,523,340
                                                                      ----------
                                                                       6,324,385
                                                                      ----------
BASIC MATERIALS -- 5.3%
Bakers Footwear Group, Inc.* + ......................      34,800        751,680
Empire Resources, Inc. ..............................      16,200        447,120
Jorgensen (Earle M.) Co.* ...........................      20,000        303,000
MGP Ingredients, Inc. ...............................      80,500      1,304,100
Multi-Color Corp. ...................................      28,100        844,405
Origin Agritech Ltd.* ...............................      33,900        581,724
PW Eagle, Inc. + ....................................      16,000        444,800
Wheeling-Pittsburgh Corp.* ..........................      23,600        433,296
                                                                      ----------
                                                                       5,110,125
                                                                      ----------
CONSUMER SERVICES -- 4.7%
American Medical Alert Corp.* .......................      80,100        502,227
Gaming Partners International Corp. + ...............      18,400        291,272
McCormick & Schmick's Seafood Restaurants, Inc.* ....      49,700      1,265,859
New Frontier Media, Inc.* ...........................      39,700        301,323
Nutri/System, Inc.* + ...............................      40,000      1,900,800
WPCS International, Inc.* + .........................      28,600        221,650
                                                                      ----------
                                                                       4,483,131
                                                                      ----------
CONSUMER DURABLES -- 4.6%
Aldila, Inc. ........................................      55,300      1,835,960
Apogee Enterprises, Inc. ............................      35,800        604,304
Cavalier Homes, Inc.* ...............................      26,100        182,700
Cavco Industries, Inc.* .............................      32,600      1,584,034
U.S. Home Systems, Inc.* + ..........................      28,100        242,222
                                                                      ----------
                                                                       4,449,220
                                                                      ----------
RETAIL TRADE -- 4.0%
Big Dog Holdings, Inc.* .............................      19,698        229,876
Casual Male Retail Group, Inc.* + ...................      48,600        473,364
Gaiam, Inc. - Class A* ..............................      26,100        420,471
PetMed Express, Inc.* ...............................      44,600        792,542
The Sportsman's Guide, Inc.* ........................      27,700        733,773
United Retail Group, Inc.* ..........................      48,400        906,532
Zones, Inc.* ........................................      43,000        315,491
                                                                      ----------
                                                                       3,872,049
                                                                      ----------
FINANCE -- 3.8%
American Physicians Capital, Inc.* ..................      25,000      1,200,000
Bodisen Biotech, Inc.* + ............................      73,900      1,165,403
Citizens, Inc.* + ...................................      25,700        132,612
EMC Insurance Group, Inc. ...........................       8,500        236,895
Marlin Business Services, Inc.* .....................      28,100        621,010
Mercer Insurance Group, Inc.* .......................      13,100        248,245
                                                                      ----------
                                                                       3,604,165
                                                                      ----------
ENERGY -- 1.1%
GMX Resources, Inc.* + ..............................      20,000        749,000
ICO, Inc.* ..........................................      65,496        327,480
                                                                      ----------
                                                                       1,076,480
                                                                      ----------

MICRO CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.5% (CONTINUED)                     SHARES           VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.7%
Frozen Food Express Industries, Inc.* ..........         64,600   $     675,070
                                                                  -------------

UTILITIES -- 0.2%
Lightbridge, Inc.* .............................         19,800         219,780
                                                                  -------------

TOTAL COMMON STOCKS ............................                  $  95,386,933
                                                                  -------------

--------------------------------------------------------------------------------
                                                                       MARKET
INVESTMENT FUNDS -- 24.5%                              SHARES           VALUE
--------------------------------------------------------------------------------

Touchstone Institutional Money Market Fund ^ **      23,509,894   $  23,509,894
                                                                  -------------

TOTAL INVESTMENT SECURITIES -- 124.0%
(Cost $97,880,048) .............................                  $ 118,896,827

LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.0%)                    (22,996,158)
                                                                  -------------

NET ASSETS -- 100.0% ...........................                  $  95,900,669
                                                                  =============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2006 was $21,879,579.

** As of March 31, 2006, $22,331,621 represents collateral for securities loaned.

See accompanying notes to financial statements.

MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 97.8%                                 SHARES          VALUE
--------------------------------------------------------------------------------

SEMICONDUCTORS -- 9.5%
Analog Devices, Inc. ............................       319,700     $ 12,241,313
Atmel Corp.* ....................................     1,083,500        5,114,120
Cypress Semiconductor Corp.* + ..................       425,900        7,219,005
Freescale Semiconductor, Inc. - Class B* ........       341,300        9,477,901
Integrated Device Technology, Inc.* .............       275,700        4,096,902
International Rectifier Corp.* ..................       141,400        5,858,202
Lam Research Corp.* .............................       116,900        5,026,700
LSI Logic Corp.* ................................       875,800       10,124,248
Micron Technology, Inc.* ........................     1,090,700       16,055,103
National Semiconductor Corp. ....................       552,635       15,385,358
Novellus Systems, Inc.* .........................       425,900       10,221,600
                                                                    ------------
                                                                     100,820,452
                                                                    ------------
RETAILERS -- 7.2%
Dick's Sporting Goods, Inc.* + ..................       215,700        8,556,819
Family Dollar Stores, Inc. ......................       300,400        7,990,640
Molson Coors Brewing Co. ........................       115,500        7,925,610
OfficeMax, Inc. .................................       283,865        8,564,207
O'Reilly Automotive, Inc.* ......................       293,600       10,734,016
Regis Corp. .....................................       221,400        7,633,872
Tiffany & Co. + .................................       314,100       11,791,314
Weight Watchers, Inc. ...........................        97,100        4,990,940
Williams-Sonoma, Inc. ...........................       177,900        7,542,960
                                                                    ------------
                                                                      75,730,378
                                                                    ------------
OIL & GAS -- 6.8%
Amerada Hess Corp. + ............................       118,600       16,888,640
BJ Services Co. .................................       302,000       10,449,200
Chesapeake Energy Corp. + .......................       299,400        9,404,154
Cooper Cameron Corp.* ...........................       116,800        5,148,544
Murphy Oil Corp. ................................       160,020        7,972,196
Pioneer Natural Resources Co. ...................       118,500        5,243,625
Smith International, Inc. + .....................       291,200       11,345,152
Weatherford International Ltd.* .................        96,500        4,414,875
                                                                    ------------
                                                                      70,866,386
                                                                    ------------
COMPUTER SOFTWARE & PROCESSING -- 5.6%
Activision, Inc.* ...............................       148,265        2,044,574
Alliance Data Systems Corp.* ....................       264,200       12,356,634
Amdocs Ltd.* ....................................       259,300        9,350,358
CheckFree Corp.* ................................       134,800        6,807,400
Cognos, Inc.* ...................................       262,700       10,219,030
Mercury Interactive Corp.* ......................       215,700        7,495,575
TIBCO Software, Inc.* ...........................     1,240,600       10,371,416
                                                                    ------------
                                                                      58,644,987
                                                                    ------------
HEALTH CARE EQUIPMENT -- 5.3%
Cytyc Corp.* ....................................       264,200        7,445,156
Dade Behring Holdings, Inc. .....................       312,800       11,170,088
Fisher Scientific International, Inc.* ..........       210,300       14,310,915
Thermo Electron Corp.* ..........................       615,600       22,832,604
                                                                    ------------
                                                                      55,758,763
                                                                    ------------

MID CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 97.8% (CONTINUED)                      SHARES          VALUE
--------------------------------------------------------------------------------

INDUSTRIAL -- 4.4%
American Standard Companies, Inc. ................       156,400     $ 6,703,304
IDEX Corp. .......................................       210,300      10,971,351
ITT Industries, Inc. .............................       151,600       8,522,952
SPX Corp. ........................................       157,440       8,410,445
Varian, Inc.* ....................................       288,950      11,898,961
                                                                     -----------
                                                                      46,507,013
                                                                     -----------
ELECTRONICS -- 4.4%
AMETEK, Inc. .....................................       329,000      14,791,840
Celestica, Inc.* + ...............................       599,825       6,867,996
Tektronix, Inc. ..................................       292,670      10,451,246
Vishay Intertechnology, Inc.* + ..................       948,270      13,503,365
                                                                     -----------
                                                                      45,614,447
                                                                     -----------
BANKING -- 3.8%
Commerce Bancorp, Inc. + .........................       464,030      17,006,699
People's Bank ....................................       153,910       5,040,553
SVB Financial Group* .............................        23,440       1,243,492
Zions Bancorporation .............................       195,500      16,173,715
                                                                     -----------
                                                                      39,464,459
                                                                     -----------
PHARMACEUTICALS -- 3.6%
Elan Corp. PLC - ADR* + ..........................     1,127,200      16,276,768
Par Pharmaceutical Cos., Inc.* + .................       109,400       3,082,892
Shire Pharmaceuticals Group PLC - ADR ............       258,800      12,031,612
Valeant Pharmaceuticals International ............       400,700       6,351,095
                                                                     -----------
                                                                      37,742,367
                                                                     -----------
INSURANCE -- 3.6%
Arthur J. Gallagher & Co. + ......................       308,000       8,565,480
Assurant, Inc. ...................................       219,210      10,796,092
Old Republic International Corp. .................       397,450       8,672,359
Willis Group Holdings Ltd. .......................       267,630       9,169,004
                                                                     -----------
                                                                      37,202,935
                                                                     -----------
FINANCIAL SERVICES -- 3.4%
H&R Block, Inc. ..................................       319,250       6,911,763
Investors Financial Services Corp. + .............       188,700       8,844,369
Marshall & Llsley Corp. ..........................       190,200       8,288,916
T. Rowe Price Group, Inc. ........................       151,000      11,809,710
                                                                     -----------
                                                                      35,854,758
                                                                     -----------
MEDICAL SUPPLIES -- 3.4%
Beckman Coulter, Inc. ............................       118,100       6,444,717
Edwards Lifesciences Corp.* ......................       155,150       6,749,025
Hillenbrand Industries, Inc. .....................       157,700       8,671,923
Teradyne, Inc.* ..................................       880,750      13,660,433
                                                                     -----------
                                                                      35,526,098
                                                                     -----------
APPAREL RETAILERS -- 3.3%
Federated Department Stores, Inc. ................       169,437      12,368,901
Gap, Inc. ........................................       603,000      11,264,040
Jones Apparel Group, Inc. ........................       322,980      11,423,803
                                                                     -----------
                                                                      35,056,744
                                                                     -----------

MID CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 97.8% (CONTINUED)                      SHARES          VALUE
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 3.3%
Celgene Corp.* + .................................       648,000     $28,654,560
Charles River Laboratories International, Inc.* ..       121,060       5,934,361
                                                                     -----------
                                                                      34,588,921
                                                                     -----------
HEALTH CARE PROVIDERS -- 3.3%
Community Health Systems, Inc.* ..................       242,600       8,769,990
Coventry Health Care, Inc.* ......................       180,650       9,751,487
HEALTHSOUTH Corp.* + .............................     1,012,100       5,040,258
Manor Care, Inc. .................................       124,000       5,499,400
Triad Hospitals, Inc.* ...........................       127,300       5,333,870
                                                                     -----------
                                                                      34,395,005
                                                                     -----------
HEAVY MACHINERY -- 3.2%
Dover Corp. ......................................       254,590      12,362,890
Pentair, Inc. ....................................       270,400      11,018,800
W.W. Grainger, Inc. ..............................       132,750      10,002,713
                                                                     -----------
                                                                      33,384,403
                                                                     -----------
COAL -- 2.7%
Arch Coal, Inc. ..................................        91,600       6,956,104
CONSOL Energy, Inc. ..............................       149,700      11,101,752
Massey Energy Co. ................................       275,000       9,919,250
                                                                     -----------
                                                                      27,977,106
                                                                     -----------
HOUSEHOLD PRODUCTS -- 2.6%
Leggett & Platt, Inc. ............................       344,510       8,395,709
Stanley Works + ..................................       364,200      18,450,372
                                                                     -----------
                                                                      26,846,081
                                                                     -----------
HEALTH CARE DISTRIBUTORS -- 2.3%
Omnicare, Inc. ...................................       429,200      23,601,708
                                                                     -----------

COMMUNICATIONS EQUIPMENT -- 2.2%
Juniper Networks, Inc.* ..........................       420,900       8,047,608
Polycom, Inc.* ...................................       679,700      14,735,896
                                                                     -----------
                                                                      22,783,504
                                                                     -----------
MEDIA - BROADCASTING & PUBLISHING -- 2.1%
Andrew Corp.* ....................................       718,500       8,823,180
Dow Jones & Company, Inc. ........................       180,230       7,083,039
Entercom Communications Corp. ....................        86,650       2,419,268
Westwood One, Inc. ...............................       298,270       3,292,901
                                                                     -----------
                                                                      21,618,388
                                                                     -----------
IT CONSULTING -- 1.9%
CACI International, Inc.* ........................       161,800      10,638,350
Satyam Computer Services Ltd. - ADR ..............       213,100       9,325,256
                                                                     -----------
                                                                      19,963,606
                                                                     -----------
CHEMICALS -- 1.5%
Cytec Industries, Inc. ...........................       130,010       7,801,900
International Flavors & Fragrances, Inc. .........       237,700       8,157,864
                                                                     -----------
                                                                      15,959,764
                                                                     -----------
EMPLOYMENT SERVICES -- 1.2%
Monster Worldwide, Inc.* .........................       261,600      13,043,376
                                                                     -----------

MID CAP GROWTH FUND
(CONTINUED)

-----------------------------------------------------------------------------------------
                                                                              MARKET
COMMON STOCKS -- 97.8% (CONTINUED)                          SHARES             VALUE
-----------------------------------------------------------------------------------------

TRANSPORTATION -- 1.1%
Canadian Pacific Railway Ltd. + .....................         104,100     $     5,201,877
Kirby Corp.* ........................................          92,100           6,272,931
                                                                          ---------------
                                                                               11,474,808
                                                                          ---------------
AEROSPACE & DEFENSE -- 1.0%
Alliant Techsystems, Inc.* + ........................         135,700          10,471,969
                                                                          ---------------

MATERIALS - AGRICULTURAL / CHEMICALS -- 0.9%
Monsanto Co. ........................................         107,900           9,144,525
                                                                          ---------------

COMPUTERS & INFORMATION -- 0.9%
Diebold, Inc. .......................................         222,160           9,130,776
                                                                          ---------------

RESTAURANTS -- 0.8%
Sonic Corp.* ........................................         249,800           8,775,474
                                                                          ---------------

HOTELS & MOTELS -- 0.7%
Gaylord Entertainment Co.* ..........................         161,800           7,342,484
                                                                          ---------------

WASTE DISPOSAL -- 0.7%
Republic Services, Inc. .............................         172,600           7,337,226
                                                                          ---------------

COMMERCIAL SERVICES -- 0.6%
Anixter International, Inc.* ........................         129,850           6,204,233
                                                                          ---------------

ENGINEERING SERVICES -- 0.5%
EMCOR Group, Inc.* ..................................         108,230           5,374,702
                                                                          ---------------

TOTAL COMMON STOCKS .................................                     $ 1,024,207,846
                                                                          ---------------

-----------------------------------------------------------------------------------------
                                                                              MARKET
INVESTMENT FUNDS -- 15.2%                                   SHARES             VALUE
-----------------------------------------------------------------------------------------

Touchstone Institutional Money Market Fund ^ ** .....     158,810,613     $   158,810,613
                                                                          ---------------

TOTAL INVESTMENT SECURITIES -- 113.0%
(Cost $989,651,102) .................................                     $ 1,183,018,459

LIABILITIES IN EXCESS OF OTHER ASSETS -- (13.0%) ....                        (136,098,087)
                                                                          ---------------

NET ASSETS -- 100.0% ................................                     $ 1,046,920,372
                                                                          ===============


*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2006 was $131,577,739.

** As of March 31, 2006, $135,475,672 represents collateral for securities loaned.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006

--------------------------------------------------------------------------------
                                                  .                     MARKET
COMMON STOCKS -- 99.0%                                   SHARES         VALUE
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY -- 20.5%
Actuate Corp.* ....................................       321,400     $1,365,950
Alliance Fiber Optic Products, Inc.* ..............       155,900        344,539
Anaren, Inc.* .....................................        23,600        459,492
Art Technology Group, Inc.* .......................       347,200      1,114,512
Astea International, Inc.* ........................        20,600        241,638
Bitstream, Inc.* ..................................       196,600      1,460,738
Brocade Communications Systems, Inc.* .............     1,378,700      9,209,715
BTU International, Inc.* ..........................       139,100      2,285,413
CEVA, Inc.* .......................................        30,900        204,867
Click Commerce, Inc.* + ...........................        57,000      1,364,580
Comtech Group, Inc.* ..............................       108,500      1,085,000
CyberSource Corp.* ................................       120,900      1,349,244
EFJ, Inc.* ........................................       136,600      1,473,914
Ezenia!, Inc.* ....................................        55,600        186,260
Hurco Companies, Inc.* ............................         7,900        215,038
I.D. Systems, Inc.* + .............................        55,900      1,397,500
Informatica Corp.* ................................       359,150      5,584,783
Internet Commerce Corp.* + ........................        92,600        350,028
Keane, Inc.* ......................................       149,850      2,360,138
Key Tronics Corp.* ................................       103,750        451,313
Lawson Software, Inc.* + ..........................       642,800      4,930,276
Lojack Corp.* .....................................        50,000      1,199,000
Micronetics, Inc.* ................................        30,100        665,812
Mobility Electronics, Inc.* + .....................       211,300      1,760,129
Neoware Systems, Inc.* + ..........................        87,900      2,603,598
Online Resources Corp.* ...........................       101,800      1,323,400
Optical Communication Products, Inc.* .............       299,800        923,384
Orbit International Corp.* ........................        63,400        611,810
PAR Technology Corp.* + ...........................        70,000      1,241,800
Peerless Systems Corp.* ...........................        47,900        357,813
Rackable Systems, Inc.* ...........................       175,800      9,291,029
RADCOM Ltd.* + ....................................        98,600        414,120
Radiant Systems, Inc.* ............................       112,400      1,519,648
Radyne Corp.* .....................................       103,800      1,657,686
RELM Wireless Corp.* ..............................        97,100        945,754
Silicom Ltd.* .....................................       107,200      1,136,234
Sirenza Microdevices, Inc.* .......................       158,000      1,493,100
Smith Micro Software, Inc.* + .....................       218,000      2,679,220
SRS Labs, Inc.* ...................................       121,700        732,634
Stellent, Inc. ....................................       409,100      4,851,926
Stratex Networks, Inc.* ...........................       367,200      2,258,280
Synplicity, Inc.* .................................        53,900        348,194
TESSCO Technologies, Inc.* ........................        23,800        440,300
Tollgrade Communications, Inc.* ...................       106,100      1,578,768
United Industrial Corp. + .........................        34,100      2,077,713
Video Display Corp.* + ............................        54,300        514,764
Vignette Corp.* ...................................       136,400      2,011,900

SMALL CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.0% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY -- 20.5% (CONTINUED)
VSE Corp. ..........................................      27,300     $ 1,132,950
Xyratex Ltd.* ......................................     138,400       4,359,600
                                                                     -----------
                                                                      87,565,504
                                                                     -----------
COMMERCIAL/INDUSTRIAL SERVICES -- 15.2%
ADDvantage Technologies Group, Inc.* ...............      66,600         392,940
Allied Waste Industries, Inc.* + ...................     739,800       9,055,152
American Ecology Corp. .............................      58,100       1,184,078
Asyst Technologies, Inc.* ..........................     351,000       3,653,910
Axcelis Technologies, Inc.* ........................     864,350       5,065,091
Barrett Business Services, Inc.* ...................      67,100       1,811,700
BE Aerospace, Inc.* ................................     238,050       5,979,816
Concur Technologies, Inc.* .........................     296,600       5,495,998
Flowserve Corp.* ...................................     156,300       9,118,542
Matrix Service Co.* + ..............................      26,600         305,368
Perficient, Inc.* + ................................     168,700       1,958,607
Standard Parking Corp.* ............................      14,200         395,754
Teledyne Technologies, Inc.* .......................     139,850       4,978,660
TheStreet.com, Inc. ................................     288,700       2,182,572
Ultratech, Inc.* ...................................     330,800       8,097,984
Veeco Instruments, Inc.* + .........................     240,150       5,607,503
                                                                     -----------
                                                                      65,283,675
                                                                     -----------
HEALTH CARE -- 14.8%
Air Methods Corp.* .................................      65,900       1,946,686
American Science and Engineering, Inc.* + ..........      19,100       1,783,940
Angiodynamics, Inc.* ...............................      60,000       1,803,600
Bentley Pharmaceuticals, Inc.* + ...................      82,200       1,080,930
Bioanalytical Systems, Inc.* .......................      17,600         110,880
Caraco Pharmaceutical Laboratories Ltd.* ...........      92,100       1,197,300
CAS Medical Systems, Inc.* + .......................     103,900         876,916
Centene Corp.* + ...................................     143,650       4,190,271
Cerus Corp.* .......................................     137,100       1,173,576
Clinical Data, Inc. + ..............................       2,000          41,040
Encore Medical Corp.* ..............................     113,700         582,144
First Consulting Group, Inc.* ......................      61,900         457,441
Genitope Corp.* + ..................................     104,400         908,280
Health Grades, Inc.* + .............................     211,100       1,125,142
Herbalife Ltd. - ADR* ..............................     365,600      12,346,311
Hi-Tech Pharmacal Co., Inc.* .......................      52,150       1,470,630
Horizon Health Corp.* ..............................      35,000         693,000
Immucor, Inc.* .....................................     278,600       7,993,034
IntegraMed America, Inc.* ..........................      60,700         701,085
IRIS International, Inc.* + ........................      48,800         762,744
Medical Action Industries, Inc.* ...................      34,700         832,453
Mesa Laboratories, Inc. ............................      18,100         255,391
Natus Medical, Inc.* ...............................     109,500       2,244,750
Onyx Pharmaceuticals, Inc.* ........................     280,550       7,367,243
U.S. Physical Therapy, Inc.* .......................      61,600       1,053,976
Viasys Healthcare, Inc.* ...........................     254,950       7,668,896
WellCare Health Plans, Inc.* .......................      65,250       2,964,960
                                                                     -----------
                                                                      63,632,619
                                                                     -----------

SMALL CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.0% (CONTINUED)                      SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY -- 6.4%
GMX Resources, Inc.* + ...........................        30,000     $ 1,123,500
ICO, Inc.* .......................................        99,300         496,500
InterOil Corp.* + ................................       274,800       3,610,872
Newpark Resources, Inc.* .........................       325,150       2,666,230
Oil States International, Inc.* + ................       322,150      11,871,227
Parker Drilling Co.* .............................       848,750       7,867,913
                                                                     -----------
                                                                      27,636,242
                                                                     -----------
TECHNOLOGY -- 6.1%
Atheros Communications* + ........................       346,950       9,086,621
F5 Networks, Inc.* ...............................       168,700      12,229,063
Openwave Systems, Inc.* + ........................       232,100       5,008,718
                                                                     -----------
                                                                      26,324,402
                                                                     -----------
COMMUNICATIONS -- 6.0%
Arris Group, Inc.* ...............................       707,850       9,740,016
NII Holdings, Inc. - Class B* ....................       108,300       6,386,451
SBA Communications Corp. - Class A* ..............       414,200       9,696,422
                                                                     -----------
                                                                      25,822,889
                                                                     -----------
PRODUCER DURABLES -- 5.5%
Intevac, Inc.* ...................................       392,600      11,299,028
Mattson Technology, Inc.* ........................       517,400       6,208,800
Taser International, Inc.* + .....................       596,000       6,311,640
                                                                     -----------
                                                                      23,819,468
                                                                     -----------
BASIC MATERIALS -- 4.5%
Bakers Footwear Group, Inc.* + ...................        47,300       1,021,680
Empire Resources, Inc. + .........................        21,900         604,440
Hexcel Corp.* ....................................       540,400      11,872,588
Jorgensen (Earle M.) Co.* ........................        43,400         657,510
MGP Ingredients, Inc. ............................       108,000       1,749,600
Multi-Color Corp. ................................        37,400       1,123,870
Origin Agritech Ltd.* ............................        54,100         928,356
PW Eagle, Inc. + .................................        23,000         639,400
Wheeling-Pittsburgh Corp.* .......................        32,000         587,520
                                                                     -----------
                                                                      19,184,964
                                                                     -----------
FINANCIAL SERVICES -- 3.3%
Friedman, Billings, Ramsey Group, Inc. + .........       808,050       7,579,509
Investment Technology Group, Inc.* + .............       131,200       6,533,760
                                                                     -----------
                                                                      14,113,269
                                                                     -----------
CONSUMER SERVICES -- 3.2%
American Medical Alert Corp.* ....................       100,900         632,643
Gaming Partners International Corp. + ............        23,400         370,422
McCormick & Schmick's Seafood Restaurants, Inc.* .        67,400       1,716,678
New Frontier Media, Inc.* ........................        54,500         413,655
Nutri/Systems, Inc.* + ...........................        50,000       2,376,000
Revlon, Inc.* ....................................     2,531,092       7,998,250
WPCS International, Inc.* + ......................        40,300         312,325
                                                                     -----------
                                                                      13,819,973
                                                                     -----------

SMALL CAP GROWTH FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.0% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES -- 3.0%
Cuisine Solutions, Inc.* ...........................      96,100     $   892,769
Jones Soda Co.* + ..................................      37,800         311,850
Matrixx Initiatives, Inc.* .........................      66,500       1,549,450
National Beverage Corp. ............................      33,600         388,752
Parlux Fragrances, Inc.* + .........................      40,400       1,302,900
Reliv' International, Inc. + .......................      66,700         826,413
Rocky Mountain Chocolate Factory, Inc. .............       9,000         142,109
Steven Madden Ltd. .................................      35,000       1,242,500
True Religion Apparel, Inc.* + .....................      75,100       1,387,097
USANA Health Sciences, Inc.* + .....................     113,700       4,743,564
                                                                     -----------
                                                                      12,787,404
                                                                     -----------
PRODUCER MANUFACTURING -- 2.4%
Amerigon, Inc.* ....................................     248,000       1,926,960
Dynamic Materials Corp. + ..........................      70,000       2,494,800
Fuel-Tech N.V.* ....................................     112,300       1,795,677
Insteel Industries, Inc. + .........................      18,900       1,073,142
Kadant, Inc.* ......................................      29,300         665,110
K-Tron International, Inc.* ........................      15,600         759,408
Miller Industries, Inc.* ...........................      30,000         765,000
Smith & Wesson Holding Corp.* + ....................     165,100         998,855
                                                                     -----------
                                                                      10,478,952
                                                                     -----------
TRANSPORTATION -- 2.2%
AirTran Holdings, Inc.* + ..........................     495,750       8,978,033
Frozen Food Express Industries, Inc.* ..............      54,300         567,435
                                                                     -----------
                                                                       9,545,468
                                                                     -----------
CONSUMER DURABLES -- 1.4%
Aldila, Inc. .......................................      73,900       2,453,480
Apogee Enterprises, Inc. ...........................      65,400       1,103,952
Cavalier Homes, Inc.* ..............................      68,200         477,400
Cavco Industries, Inc.* ............................      37,700       1,831,843
U.S. Home Systems, Inc.* + .........................      38,300         330,146
                                                                     -----------
                                                                       6,196,821
                                                                     -----------
AEROSPACE & DEFENSE -- 1.4%
AAR CORP.* .........................................     209,600       5,969,408
                                                                     -----------

RETAIL TRADE -- 1.3%
Big Dog Holdings, Inc.* ............................      21,600         252,072
Casual Male Retail Group, Inc.* + ..................      69,000         672,060
Gaiam, Inc. - Class A* .............................      34,200         550,962
PetMed Express, Inc.* ..............................      88,900       1,579,753
The Sportsman's Guide, Inc.* .......................      33,700         892,713
United Retail Group, Inc.* .........................      64,900       1,215,577
Zones, Inc.* .......................................      49,000         359,513
                                                                     -----------
                                                                       5,522,650
                                                                     -----------

SMALL CAP GROWTH FUND
(CONTINUED)

---------------------------------------------------------------------------------------
                                                                             MARKET
COMMON STOCKS -- 99.0% (CONTINUED)                          SHARES            VALUE
---------------------------------------------------------------------------------------

FINANCE -- 1.1%
American Physicians Capital, Inc.* ..................          31,200     $   1,497,600
Bodisen Biotech, Inc.* + ............................          99,200         1,564,384
Citizens, Inc.* + ...................................          31,001           159,965
Marlin Business Services, Inc.* .....................          49,800         1,100,580
Mercer Insurance Group, Inc.* .......................          17,700           335,415
                                                                          -------------
                                                                              4,657,944
                                                                          -------------
INSURANCE -- 0.6%
EMC Insurance Group, Inc. ...........................          11,300           314,931
Platinum Underwriters Holdings Ltd. .................          79,550         2,314,905
                                                                          -------------
                                                                              2,629,836
                                                                          -------------
UTILITIES -- 0.1%
Lightbridge, Inc.* ..................................          52,500           582,750
                                                                          -------------

TOTAL COMMON STOCKS .................................                     $ 425,574,238
                                                                          -------------

---------------------------------------------------------------------------------------
                                                                             MARKET
INVESTMENT FUNDS -- 25.0%                                   SHARES            VALUE
---------------------------------------------------------------------------------------

Touchstone Institutional Money Market Fund^ ** ......     107,044,344     $ 107,044,344
                                                                          -------------

TOTAL INVESTMENT SECURITIES -- 124.0%
(Cost $453,460,602) .................................                     $ 532,618,582
                                                                          -------------

LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.0%) ....                      (102,776,698)
                                                                          -------------

NET ASSETS -- 100.0% ................................                     $ 429,841,884
                                                                          =============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2006 was $86,143,163.

** As of March 31, 2006, $88,338,869 represents collateral for securities loaned.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

VALUE PLUS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 98.0%                                   SHARES         VALUE
--------------------------------------------------------------------------------

BANKING -- 14.7%
Bank of America Corp. ..............................      70,469     $ 3,209,158
Citigroup, Inc. ....................................      70,595       3,334,908
JP Morgan Chase & Co. ..............................      55,038       2,291,782
Wells Fargo & Co. ..................................      35,470       2,265,469
                                                                     -----------
                                                                      11,101,317
                                                                     -----------
OIL & GAS -- 11.6%
Baker Hughes, Inc. .................................      17,550       1,200,420
Chevron Corp. ......................................      23,208       1,345,368
ConocoPhillips .....................................      38,399       2,424,896
Exxon Mobil Corp. ..................................      35,866       2,182,805
Marathon Oil Corp. .................................      21,280       1,620,898
                                                                     -----------
                                                                       8,774,387
                                                                     -----------
PHARMACEUTICALS -- 7.9%
Cardinal Health, Inc. ..............................      16,168       1,204,839
Novartis AG ........................................      23,112       1,281,329
Pfizer, Inc. .......................................     139,104       3,466,472
                                                                     -----------
                                                                       5,952,640
                                                                     -----------
COMPUTERS & INFORMATION -- 7.8%
Cisco Systems, Inc.* ...............................      78,480       1,700,662
Computer Sciences Corp.* ...........................      10,300         572,165
First Data Corp. ...................................      18,686         874,879
Hewlett-Packard Co. ................................      23,111         760,352
Microsoft Corp. ....................................      74,645       2,031,089
                                                                     -----------
                                                                       5,939,147
                                                                     -----------
FINANCIAL SERVICES -- 7.8%
Freddie Mac ........................................      30,752       1,875,872
Merrill Lynch & Co., Inc. ..........................      25,834       2,034,685
Morgan Stanley .....................................      30,925       1,942,709
                                                                     -----------
                                                                       5,853,266
                                                                     -----------
BEVERAGE, FOOD & TOBACCO -- 6.9%
Anheuser Busch .....................................      26,950       1,152,652
Diageo PLC - ADR + .................................      20,691       1,312,430
McDonald's Corp. ...................................      24,192         831,237
Outback Steakhouse, Inc. ...........................      41,917       1,844,348
                                                                     -----------
                                                                       5,140,667
                                                                     -----------
RETAILERS -- 5.5%
CVS Corp. ..........................................      49,181       1,469,037
Home Depot, Inc. ...................................      27,398       1,158,935
Target Corp. .......................................      28,175       1,465,382
                                                                     -----------
                                                                       4,093,354
                                                                     -----------
ELECTRIC UTILITIES -- 5.2%
Cinergy Corp. ......................................      30,742       1,395,994
Dominion Resources, Inc. ...........................      15,241       1,052,086
Public Service Enterprise Group, Inc. ..............      22,345       1,430,974
                                                                     -----------
                                                                       3,879,054
                                                                     -----------

VALUE PLUS FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 98.0% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------

INDUSTRIAL - DIVERSIFIED -- 4.1%
General Electric Co. ................................     58,395     $ 2,030,978
Tyco International Ltd. .............................     37,637       1,011,683
                                                                     -----------
                                                                       3,042,661
                                                                     -----------
TELEPHONE SYSTEMS -- 3.7%
ALLTEL Corp. ........................................     12,246         792,929
AT&T, Inc. ..........................................     72,977       1,973,298
                                                                     -----------
                                                                       2,766,227
                                                                     -----------
INSURANCE -- 3.6%
Allstate Corp. ......................................     23,000       1,198,530
Genworth Financial, Inc. ............................     45,024       1,505,152
                                                                     -----------
                                                                       2,703,682
                                                                     -----------
MEDIA - BROADCASTING & PUBLISHING -- 3.1%
Clear Channel Communications, Inc. ..................     36,318       1,053,585
Comcast Corp. - Special Class A* ....................     49,512       1,293,254
                                                                     -----------
                                                                       2,346,839
                                                                     -----------
HEALTH CARE -- 3.1%
Amgen, Inc.* ........................................     10,604         771,441
WellPoint, Inc.* ....................................     19,599       1,517,551
                                                                     -----------
                                                                       2,288,992
                                                                     -----------
FARM MACHINERY AND EQUIPMENT -- 2.6%
Deere & Co. .........................................     24,296       1,920,599
                                                                     -----------

SEMICONDUCTORS -- 2.4%
Intel Corp. .........................................     33,097         640,427
Micron Technology, Inc. .............................     78,560       1,156,403
                                                                     -----------
                                                                       1,796,830
                                                                     -----------
BUILDING PRODUCTS -- 1.5%
Masco Corp. .........................................     34,438       1,118,891
                                                                     -----------

HEAVY MACHINERY -- 1.5%
Caterpiller, Inc. ...................................     15,357       1,102,786
                                                                     -----------

MEDICAL SUPPLIES -- 1.4%
Boston Scientific Corp.* ............................     45,788       1,055,413
                                                                     -----------

CHEMICALS -- 1.2%
Dow Chemical Co. ....................................     22,725         922,635
                                                                     -----------

ELECTRONICS -- 1.2%
Flextronics International Ltd.* .....................     88,923         920,353
                                                                     -----------

HOUSEHOLD PRODUCTS -- 1.2%
Kimberly-Clark Corp. ................................     14,961         864,746
                                                                     -----------

TOTAL COMMON STOCKS .................................                $73,584,486
                                                                     -----------

VALUE PLUS FUND
(CONTINUED)

--------------------------------------------------------------------------------
                                                                      MARKET
INVESTMENT FUNDS -- 3.7%                              SHARES          VALUE
--------------------------------------------------------------------------------

Touchstone Institutional Money Market Fund ^ **      2,746,686     $  2,746,686
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 101.7%
(Cost $66,920,175) .............................                   $ 76,331,172

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)                      (1,303,753)
                                                                   ------------

NET ASSETS -- 100.0% ...........................                   $ 75,027,419
                                                                   ============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2006 was $1,246,780.

** As of March 31, 2006, $1,297,296 represents collateral for securities loaned.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund (formerly Emerging Growth Fund), Micro Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund (the iFundsi) as of March 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein, except for the financial highlights for the Large Cap Growth Fund for each of the two years in the period ended December 31, 2002, which were audited by other auditors whose report dated February 12, 2003 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fundsi management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fundsi internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fundsi internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Strategic Trust at March 31, 2006, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, except for those periods audited by other auditors, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP


Cincinnati, Ohio
May 11, 2006

OTHER ITEMS
(UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2006 qualify for the corporate dividends received deduction:

         Large Cap Core Equity Fund           100%
         Mid Cap Growth Fund                   35%
         Value Plus Fund                      100%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2006" to estimate the expenses you paid on your account during this period.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                           EXPENSES PAID
                                NET EXPENSE                     ENDING      DURING THE
                                   RATIO         BEGINNING      ACCOUNT     SIX MONTHS
                                ANNUALIZED     ACCOUNT VALUE     VALUE         ENDED
                                 MARCH 31,      OCTOBER 1,     MARCH 31,     MARCH 31,
                                    2006           2005*          2006         2006**
----------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND
   Class A  Actual .............   1.56%       $    1,000.00   $1,080.70   $        8.08
   Class A  Hypothetical .......   1.56%       $    1,000.00   $1,017.17   $        7.83

   Class B  Actual .............   2.90%       $    1,000.00   $1,078.80   $       15.02
   Class B  Hypothetical .......   2.90%       $    1,000.00   $1,010.48   $       14.53

   Class C  Actual .............   2.49%       $    1,000.00   $1,080.80   $       12.89
   Class C  Hypothetical .......   2.49%       $    1,000.00   $1,012.54   $       12.47

LARGE CAP CORE EQUITY FUND
   Class A  Actual .............   1.00%       $    1,000.00   $1,074.50   $        5.16
   Class A  Hypothetical .......   1.00%       $    1,000.00   $1,019.96   $        5.02

   Class B  Actual .............   1.75%       $    1,000.00   $1,071.10   $        9.04
   Class B  Hypothetical .......   1.75%       $    1,000.00   $1,016.20   $        8.80

   Class C  Actual .............   1.75%       $    1,000.00   $1,070.80   $        9.04
   Class C  Hypothetical .......   1.75%       $    1,000.00   $1,016.20   $        8.80

LARGE CAP GROWTH FUND
   Class A  Actual .............   1.19%       $    1,000.00   $1,090.50   $        6.22
   Class A  Hypothetical .......   1.19%       $    1,000.00   $1,018.98   $        6.01

   Class B  Actual .............   2.08%       $    1,000.00   $1,087.10   $       10.84
   Class B  Hypothetical .......   2.08%       $    1,000.00   $1,014.54   $       10.46

   Class C  Actual .............   1.99%       $    1,000.00   $1,087.50   $       10.38
   Class C  Hypothetical .......   1.99%       $    1,000.00   $1,014.98   $       10.02

   Class I  Actual .............   0.94%       $    1,000.00   $1,091.70   $        4.88
   Class I  Hypothetical .......   0.94%       $    1,000.00   $1,020.27   $        4.71

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                           EXPENSES PAID
                                NET EXPENSE                     ENDING      DURING THE
                                   RATIO         BEGINNING      ACCOUNT     SIX MONTHS
                                ANNUALIZED     ACCOUNT VALUE     VALUE         ENDED
                                 MARCH 31,      OCTOBER 1,     MARCH 31,     MARCH 31,
                                    2006           2005*          2006         2006**
----------------------------------------------------------------------------------------

LARGE CAP VALUE FUND
   Class A  Actual .............   1.30%       $    1,000.00   $1,019.00   $        0.93
   Class A  Hypothetical .......   1.30%       $    1,000.00   $1,018.47   $        6.52

   Class C  Actual .............   1.89%       $    1,000.00   $1,018.00   $        1.36
   Class C  Hypothetical .......   1.89%       $    1,000.00   $1,015.51   $        9.50

MICRO CAP GROWTH FUND
   Class A  Actual .............   1.95%       $    1,000.00   $1,153.80   $       10.45
   Class A  Hypothetical .......   1.95%       $    1,000.00   $1,015.23   $        9.78

   Class C  Actual .............   2.71%       $    1,000.00   $1,149.10   $       14.52
   Class C  Hypothetical .......   2.71%       $    1,000.00   $1,011.42   $       13.59

   Class I  Actual .............   1.55%       $    1,000.00   $1,157.10   $        8.34
   Class I  Hypothetical .......   1.55%       $    1,000.00   $1,017.20   $        7.80

MID CAP GROWTH FUND
   Class A  Actual .............   1.50%       $    1,000.00   $1,126.40   $        7.95
   Class A  Hypothetical .......   1.50%       $    1,000.00   $1,017.46   $        7.54

   Class B  Actual .............   2.25%       $    1,000.00   $1,121.50   $       11.90
   Class B  Hypothetical .......   2.25%       $    1,000.00   $1,013.72   $       11.29

   Class C  Actual .............   2.25%       $    1,000.00   $1,121.90   $       11.90
   Class C  Hypothetical .......   2.25%       $    1,000.00   $1,013.72   $       11.29

SMALL CAP GROWTH FUND
   Class A  Actual .............   1.95%       $    1,000.00   $1,120.10   $       10.30
   Class A  Hypothetical .......   1.95%       $    1,000.00   $1,015.22   $        9.79

   Class B  Actual .............   2.70%       $    1,000.00   $1,118.10   $       14.25
   Class B  Hypothetical .......   2.70%       $    1,000.00   $1,011.48   $       13.53

   Class C  Actual .............   2.70%       $    1,000.00   $1,118.60   $       14.26
   Class C  Hypothetical .......   2.70%       $    1,000.00   $1,011.47   $       13.54

   Class I  Actual .............   1.55%       $    1,000.00   $1,121.30   $        8.22
   Class I  Hypothetical .......   1.55%       $    1,000.00   $1,017.18   $        7.81

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                           EXPENSES PAID
                                NET EXPENSE                     ENDING      DURING THE
                                   RATIO         BEGINNING      ACCOUNT     SIX MONTHS
                                ANNUALIZED     ACCOUNT VALUE     VALUE         ENDED
                                 MARCH 31,      OCTOBER 1,     MARCH 31,     MARCH 31,
                                    2006           2005*          2006         2006**
----------------------------------------------------------------------------------------

VALUE PLUS FUND
   Class A             Actual          1.30%   $    1,000.00   $1,052.00   $        6.65
   Class A       Hypothetical          1.30%   $    1,000.00   $1,018.45   $        6.54

   Class B             Actual          2.05%   $    1,000.00   $1,047.90   $       10.47
   Class B       Hypothetical          2.05%   $    1,000.00   $1,014.71   $       10.30

   Class C             Actual          2.05%   $    1,000.00   $1,048.60   $       10.47
   Class C       Hypothetical          2.05%   $    1,000.00   $1,014.71   $       10.30

* The example is based on an investment of $1,000 invested at the beginning of the period (October 1, 2005 for the Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Micro Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund and the Value Plus Fund; March 6, 2006 for the Large Cap Value Fund and held for the entire period through March 31, 2006).

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or the number of days in the initial reporting period]] (to reflect the one-half year period).

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of the Touchstone Strategic Trust ("TST")(the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Advisory Agreement between the Trust and the Advisor with respect to Emerging Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund and Value Plus Fund (each a "Fund") and the Sub-Advisory Agreement(s) with respect to each Fund at a meeting held on November 17, 2005.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement(s) with respect to each Fund, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Advisory Agreement and of the Sub-Advisory Agreement is in the interests of each of the Funds and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisor's personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement(s) with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement(s) with respect to each of the Funds in private sessions with counsel at which no representatives of management were present.

In approving the Funds' Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Advisor's compensation and profitability; (3) comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF ADVISOR SERVICES. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors, certain of which are affiliates of the Advisor, and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

ADVISOR'S COMPENSATION AND PROFITABILITY. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

a whole. The Trustees also considered Fund-by-Fund profitability data that they received from management, which indicated the relative profit and loss of each of the Funds. The Board noted that the Advisor has waived advisory fees and reimbursed expenses for the Funds indicated below and also pays the sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Trustees reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent with respect to providing support and resources as needed. The Trustees also considered that the Funds' distributor, an affiliate of the Advisor, received Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Trustees also noted that the Advisor derives reputational and other benefits from its association with the Funds.

The Trustees recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's level of profitability, if any, from its relationship with each Fund was reasonable and not excessive.

EXPENSES AND PERFORMANCE. The Board compared the advisory fees and total expense ratios for the Funds with various comparative data, including the industry median and average advisory fees and expense ratios in each Fund's respective peer group. The Board also considered the Funds' performance results during the six-months, twelve-months, twenty-four and thirty-six months ended September 30, 2005 and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has waived advisory fees and/or reimbursed expenses for the Funds noted below as necessary to reduce their operating expenses to targeted levels. The Board noted that the fees under the Sub-Advisory Agreement(s) with respect to each Fund are paid by the Advisor out of the advisory fee it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the expense ratios and performance of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds' exemptive order issued by the Securities and Exchange Commission relating to the investment by the non-money market Funds in the Institutional Money Market Fund (the "non-money market Funds"). Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisors to the Funds and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee of each of the non-money market Funds are based on services that are in addition to, rather than duplicative of, services provided under the Advisory and Sub-Advisory Agreements with respect to the portion of such Funds to be invested in the Institutional Money Market Fund.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

EMERGING GROWTH FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the six-months and twelve-months ended September 30, 2005 was in the 3rd quartile of the Fund's peer group, in the 4th quartile for the twenty-four month period and in the 2nd quartile for the thirty-six month period. The Trustees took into account management's discussion of the Fund's performance and the quality of the Sub-Advisor's performance, including its plans to address the Fund's underperformance. Based upon their review, the Trustees concluded that the Fund's performance matters were being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

GROWTH OPPORTUNITIES FUND. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Fund's performance for the six-months, twelve-months and thirty-sixth months ended September 30, 2005 was in the 2nd quartile of the Fund's peer group and in the 3rd quartile for the twenty-four month period. The Trustees considered the Advisor's discussion of the Fund's performance, including its discussion of a potential change in the Fund's benchmark. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and also found that the advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP CORE EQUITY FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Fund had waived its entire advisory fee for the Fund and was reimbursing Fund expenses. The Fund's performance for the six-month period ended September 30, 2005 was in the 4th quartile of its peer group, for the twelve-months and twenty-four months ended September 30, 2005 was in the 3rd quartile of the Fund's peer group and was in the 1st quartile for the thirty-six month period. The Board took into account management's discussion of the Fund's performance, including its potential plans with respect to the Fund. The Board also noted the Fund's current asset levels. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP GROWTH FUND. The Fund's current advisory fee and total expense ratio (net of applicable expense waivers) were above the median and below the median, respectively, of its peer group. The Board also noted that the Advisor was currently reimbursing a portion of the Fund's expenses. The Fund's performance for the six-months ended September 30, 2005 was in the 2nd quartile and in the 1st quartile of the Fund's peer group for the twelve-months, twenty-four months and thirty-six month period ended September 30, 2005. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

MICRO CAP GROWTH FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the six-months ended September 30, 2005 was in the 4th quartile and in the 1st quartile of the Fund's peer group for the twelve-months period. The Board noted management's discussion on the Fund's performance and expenses. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

SMALL CAP GROWTH FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) was above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2005 was in the 4th quartile of the Fund's peer group. The Board took into account management's discussion of the performance of each of the Fund's Sub-Advisors. The Board also noted management's discussion of Fund expenses. Based upon their review, the Trustees concluded that the Fund's performance was reasonable and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

VALUE PLUS FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2005 was in the 4th quartile of the Fund's peer group. The Board took into account management's discussion of the Fund's performance and expenses, including it plans with respect to the Fund. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

ECONOMIES OF SCALE. The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board considered the effective fees under the Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of each Fund grows. The Board noted that the advisory fee schedule for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels and considered the necessity of breakpoints with respect to the Funds that do not currently have such breakpoints. The Trustees noted that the current fee level for the Growth Opportunities Fund reflects such economies of scale. The Board also noted that the operating expense ratio for the Large Cap Growth Fund had been reduced from the prior year. The Board requested that management consider instituting a breakpoint with respect to the Emerging Growth Fund and determined that adding breakpoints at specified levels to the advisory fees of the other Funds that currently did not have such a fee structure would not be appropriate at this time. The Trustees also noted that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Advisory Agreement, the fees payable to the Advisor by the Funds are reduced by total fees paid to the Sub-Advisor.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

CONCLUSION. In considering the renewal of the Funds' Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Advisory Agreement with the Advisor, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable or satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices, or as discussed above, is being addressed; and (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Board determined that continuation of the Advisory Agreement for each Fund would be in the interests of the respective Fund and its shareholders.

In approving the Funds' Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and its Sub-Advisory Agreement(s), among them:
(1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison of sub-advisory fees and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor of certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board noted that, on a periodic basis, the Board meets with various portfolio managers of the Sub-Advisors to discuss their respective performance and investment process and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Trustees also noted each Sub-Advisor's brokerage practices. The Board also considered the Sub-Advisors' regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes include quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues are reported to the Board.

SUB-ADVISOR'S COMPENSATION. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to that Sub-Advisor of its relationship with the Funds, the Trustees noted the undertakings of the Advisor to maintain expense limitations for certain of the Funds and also noted that the fees under the Sub-Advisory Agreement were paid by the Advisor out of the advisory fees that it receives under the Advisory Agreement. As a consequence, the profitability to the Sub-Advisors of its relationship with each Fund were not substantial factors in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in each Sub-Advisor's management of the Funds to be substantial factors in their consideration at this time although it was noted that the sub-advisory fee schedule for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

SUB-ADVISORY FEES AND FUND PERFORMANCE. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a sub-advisory fee to the Sub-Advisor. Accordingly, the Board considered the amount retained by the Advisor and the fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiates the sub-advisory fees with each of the unaffiliated Sub-Advisors at arms-length. The Board compared the sub-advisory fees for each Fund with various comparative data, if available, including the industry median and average sub-advisory fees in each Fund's respective investment category, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

EMERGING GROWTH FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

GROWTH OPPORTUNITIES FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

LARGE CAP CORE EQUITY FUND. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the Fund's sub-advisory fee is reasonable.

LARGE CAP GROWTH FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

MICRO CAP GROWTH FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

SMALL CAP GROWTH FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

VALUE PLUS FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund's performance during the six-months, twelve-months, twenty-four months and thirty-six months ended September 30, 2005, as applicable, as compared to each Fund's respective peer group and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisors. The Board was mindful of the Advisor's focus on each Sub-Advisor's performance and its ways of addressing underperformance.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ANNUAL RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

CONCLUSION. In considering the renewal of the Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement(s) with respect to each Fund, among others:
(a) the Sub-Advisor is qualified to manage the applicable Fund's assets in accordance with its investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory or reasonable in relation to the performance of funds with similar investment objectives and to relevant indices or performance is being addressed as discussed above; (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor(s); and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the respective investment objectives of each Fund. Based on their conclusions, the Board determined that approval of the Sub-Advisory Agreement(s) with respect to each Fund would be in the interests of the respective Fund and its shareholders.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
INITIAL APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT FOR LARGE CAP VALUE FUND

The Board of Trustees (the "Board") of the Touchstone Strategic Trust ("TST")(the "Trust"), and by a separate vote, the Independent Trustees of the Trust, initially approved the Advisory Agreement between the Trust and the Advisor with respect to the Large Cap Value Fund (the "Fund") and the Sub-Advisory Agreement with respect to the Fund at a meeting held on February 16, 2006.

In determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the approval of the Advisory Agreement and of the Sub-Advisory Agreement is in the interests of the Fund and its shareholders. The information provided to the Board included: (1) comparable performance information; (2) the Advisor's revenues and costs of providing services to the Funds; and (3) information about the Advisor's and Sub-Advisor's personnel. Prior to voting, the Independent Trustees reviewed the proposed Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent counsel and discussed the legal standards for their consideration of the proposed Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund with such counsel. The Independent Trustees also reviewed the proposed Advisory Agreement and the Sub-Advisory Agreement in private sessions with counsel at which no representatives of management were present.

In approving the Fund's Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel providing services; (2) the Advisor's anticipated compensation and profitability; (3) performance of a comparably managed account; (4) economies of scale; and (5) the terms of the Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF ADVISOR SERVICES. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of the sub-advisors of the various Touchstone Funds and its timeliness in responding to performance issues. In evaluating the quality of services to be provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services to be provided to the Fund, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

ADVISOR'S COMPENSATION AND PROFITABILITY. The Board took into consideration the financial condition of the Advisor and its affiliates and the direct and indirect benefits to be derived by the Advisor and its affiliates from the Advisor's relationship with the Fund. The Trustees considered the anticipated profitability of the Advisor's relationship with the Fund in terms of the total amount of advisory fees that it expects to receive with respect to the Fund under the Advisory Agreement. The Board noted that the Advisor has agreed to waive advisory fees and reimburse expenses for the Fund and will also pay the sub-advisory fees out of the advisory fees the Advisor receives from the Fund. The Trustees also considered that the Fund's distributor, an affiliate of the Advisor, will

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
INITIAL APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT FOR LARGE CAP VALUE FUND (CONTINUED)

receive Rule 12b-1 distribution fees from the Fund and receive a portion of the sales charges on sales or redemptions of certain classes of shares. The Trustees also noted that the Advisor will derive reputational and other benefits from its association with the Fund.

The Trustees recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's anticipated level of profitability, if any, from its relationship with the Fund will be reasonable and not excessive.

EXPENSES AND PERFORMANCE. The Board compared the proposed advisory fee and estimated total expense ratio for the Fund with that of the other large cap funds in the Touchstone complex and determined that such fees and expenses were within the range of such comparable funds. The Board further noted that the Advisor will waive advisory fees and/or reimburse expenses for the Fund as necessary to reduce its operating expenses to targeted levels. The Board noted that the fees under the Sub-Advisory Agreement will be paid by the Advisor out of the advisory fee it will receive from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor.

The Board also took into account its previous discussion with management of certain factors as set forth in the conditions to the Touchstone Funds' exemptive order issued by the Securities and Exchange Commission relating to the investment by the non-money market funds in the Institutional Money Market Fund (the "non-money market Funds"). Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisor to the Fund and the discussion by management with respect to the costs to the Advisor and sub-advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee of the Fund are based on services that are in addition to, rather than duplicative of, services provided under the Advisory and Sub-Advisory Agreements with respect to the portion of such funds to be invested in the Institutional Money Market Fund.

The Board also took into account their familiarity with the performance of the other funds in the Touchstone complex that are managed by the Advisor, as well as the performance of comparable fund managed by the Sub-Advisor as discussed below.

ECONOMIES OF SCALE. The Board considered the effect of the Fund's potential size and growth on its performance and fees. The Trustees also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Advisory Agreement, the fees payable to the Advisor by the Fund will be reduced by total fees paid to the Sub-Advisor.

CONCLUSION. In considering approval of the Fund's Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Advisor, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; and (c) the Fund's proposed advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Board determined that continuation of the Advisory Agreement for the Fund would be in the interests of the Fund and its shareholders.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
INITIAL APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT FOR LARGE CAP VALUE FUND (CONTINUED)

In approving the Fund's Sub-Advisory Agreement, the Board considered various factors with respect to the Fund and its Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel providing services; (2) the Sub-Advisor's compensation; (3) the sub-advisory fee of the comparable fund managed by the Sub-Advisor and performance of such comparable fund managed by the Sub-Advisor; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided by the Advisor regarding the services to be provided by the Sub-Advisor. The Board noted that, on a periodic basis, the Board will meet with the portfolio manager of the Sub-Advisor to discuss their respective performance and investment process and strategies. The Board considered the Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund. The Trustees also noted the Sub-Advisor's brokerage practices. The Board also considered the Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes will include quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisor and that compliance issues are reported to the Board.

SUB-ADVISOR'S COMPENSATION. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits to be derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund. In considering the profitability to that Sub-Advisor of its relationship with the Fund, the Trustees noted the undertakings of the Advisor to maintain expense limitations for the Fund and also noted that the fees under the Sub-Advisory Agreement will be paid by the Advisor out of the advisory fees that it receives under the Advisory Agreement. As a consequence, the profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in the Sub-Advisor's management of the Fund to be a substantial factor in their consideration at this time, although it was noted that the sub-advisory fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels.

SUB-ADVISORY FEES AND FUND PERFORMANCE. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a sub-advisory fee to the Sub-Advisor. Accordingly, the Board considered the amount to be retained by the Advisor and the fee to be paid to the Sub-Advisor with respect to the various services to be provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the proposed sub-advisory fee with the Sub-Advisor at arms-length. The Board also noted that the sub-advisory fee to be paid to the Sub-Advisor was comparable to the fee received by the Sub-Advisor with respect to the comparable fund that it also manages. The Board found that the Fund's proposed sub-advisory fee was reasonable and appropriate under the facts and circumstances.

As noted above, the Board considered the performance of the comparable fund and accounts managed by the Sub-Advisor. Among other data, the Board noted that the Sub-Advisor's Large Cap Value Composite, which reflects the performance of the comparable large cap value fund of the Sub-Advisor, outperformed its benchmark for four of the five years between 2000 and 2004. The Board noted that it will review on a quarterly basis detailed information about the Fund's

OTHER ITEMS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
INITIAL APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT FOR LARGE CAP VALUE FUND (CONTINUED)

performance results, portfolio composition and investment strategies. It also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the sub-advisors of the Touchstone complex. The Board was mindful of the Advisor's focus on each sub-advisor's performance.

CONCLUSION. In considering the renewal of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement with respect to the Fund, among others: (a) the Sub-Advisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the Fund's proposed advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (d) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objective of the Fund. Based on their conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

MANAGEMENT OF THE TRUST
(UNAUDITED)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and principal officers and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUND
NAME                       POSITION(S)   TERM OF OFFICE(2)                                          OVERSEEN IN TH    OTHER
ADDRESS                    HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)                TOUCHSTONE FUN    DIRECTORSHIPS
AGE                        TRUST         TIME SERVED         DURING PAST 5 YEARS                    COMPLEX(3)        HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder           Trustee and   Until retirement    Senior Vice President of The Western   54                Director of
Touchstone Advisors, Inc   President     at age 75 or        and Southern Life Insurance Company.                     LaRosa's (a
303 Broadway                             until she resigns   President and a director of IFS                          restaurant
Cincinnati, OH                           or is removed       Financial Services, Inc. (a holding                      chain).
Age: 50                                                      company). She is a director of
                                         Trustee since       Capital Analysts Incorporated (an
                                         1999                investment advisor and broker-
                                                             dealer), Integrated Fund Services,
                                                             Inc. (the Trust's administrator,
                                                             accounting and transfer agent), IFS
                                                             Fund Distributors, Inc. (a
                                                             broker-dealer), Touchstone Advisors,
                                                             Inc. (the Trust's investment
                                                             advisor) and Touchstone Securities,
                                                             Inc. (the Trust's distributor). She
                                                             is also President and a director of
                                                             IFS Agency Services, Inc. (an
                                                             insurance agency), W&S Financial
                                                             Group Distributors, Inc. (an annuity
                                                             distributor) and IFS Systems, Inc.
                                                             She is Senior Vice President and a
                                                             director of Fort Washington
                                                             Brokerage Services, Inc. (a broker-
                                                             dealer). She is a director,
                                                             President and Chief Executive
                                                             Officer of Integrity Life Insurance
                                                             Company and National Integrity Life
                                                             Insurance Company. She is President
                                                             of Touchstone Tax-Free Trust,
                                                             Touchstone Investment Trust,
                                                             Touchstone Variable Series Trust and
                                                             Touchstone Strategic Trust,
                                                             Costellation Funds Group and
                                                             Constellation Institutional
                                                             Portfolios. She was President of
                                                             Touchstone Advisors, Inc., and
                                                             Touchstone Securities, Inc. until
                                                             2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett            Trustee       Until retirement    Chairman of the Board, President and   32                Director of
The Western and                          at age 75 or        Chief Executive Officer of The                           The Andersons
Southern Life                            until he resigns    Western and Southern Life Insurance                      (an
Insurance Company                        or is removed       Company, Western- Southern Life                          agribusiness
400 Broadway                                                 Assurance Company and Western &                          and retailing
Cincinnati, OH                           Trustee since       Southern Financial Group, Inc.;                          company);
Age: 56                                  2002                Director and Chairman of Columbus                        Convergys
                                                             Life Insurance Company; Fort                             Corporation (a
                                                             Washington Investment Advisors,                          provider of
                                                             Inc., Integrity Life Insurance                           business
                                                             Company and National Integrity Life                      support
                                                             Insurance Company; Director of Eagle                     systems and
                                                             Realty Group, Inc., Eagle Realty                         customer care
                                                             Investments, Inc. and Integrated                         operations)
                                                             Fund Services, Inc.; Director,                           and Fifth
                                                             Chairman and CEO of WestAd, Inc.;                        Third Bancorp.
                                                             President and Trustee of Western &
                                                             Southern Financial Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST
(CONTINUED)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                                    NUMBER OF FUNDS
NAME                       POSITION(S)   OFFICE(2)                                                  OVERSEEN IN THE   OTHER
ADDRESS                    HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)                TOUCHSTONE FUND   DIRECTORSHIPS
AGE                        TRUST         TIME SERVED         DURING PAST 5 YEARS                    COMPLEX(3)        HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan          Trustee       Until               Retired Managing Partner of KPMG LLP   32                Director of
303 Broadway                             retirement          (a certified public accounting firm);                    Wing Eyecare
Cincinnati, OH                           at age 75 or        Director of The National Underwriter                     Companies.
Age: 61                                  until               Company (a publisher of insurance and
                                         he resigns or       financial service products) until
                                         is                  2004.
                                         removed

                                         Trustee since
                                         2005
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox             Trustee       Until               President and Chief Executive Officer  54                Director of
303 Broadway                             retirement          of Cox Financial Corp. (a financial                      the Federal
Cincinnati, OH                           at age 75 or        services company).                                       Reserve Bank
Age: 58                                  until                                                                        of Cleveland
                                         he resigns or                                                                and Cinergy
                                         is                                                                           Corporation (a
                                         removed                                                                      utility
                                                                                                                      company);
                                         Trustee since                                                                Chairman of
                                         1999                                                                         The Cincinnati
                                                                                                                      Bell Telephone
                                                                                                                      Company LLC;
                                                                                                                      Director of
                                                                                                                      The Timken
                                                                                                                      Company (a
                                                                                                                      manufacturer
                                                                                                                      of bearings,
                                                                                                                      alloy steels
                                                                                                                      and related
                                                                                                                      products and
                                                                                                                      services);
                                                                                                                      Director of
                                                                                                                      Diebold,
                                                                                                                      Incorporated
                                                                                                                      (a provider
                                                                                                                      of integrated
                                                                                                                      self-service
                                                                                                                      delivery and
                                                                                                                      security
                                                                                                                      systems).

------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner           Trustee       Until               Principal of HJL Enterprises (a        32                None
303 Broadway                             retirement          privately held investment company).
Cincinnati, OH                           at age 75 or
Age: 67                                  until
                                         he resigns or
                                         is
                                         removed

                                         Trustee since
                                         1981
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann         Trustee       Until               Executive for Duro Bag Manufacturing   54                None
303 Broadway                             retirement          Co. (a bag manufacturer); President
Cincinnati, OH                           at age 75 or        of Shor Foundation for Epilepsy
Age: 67                                  until               Research (a charitable foundation);
                                         he resigns or       Trustee of Riverfront Funds (mutual
                                         is                  funds) from 1999 - 2004.
                                         removed

                                         Trustee since
                                         2005
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg        Trustee       Until               Retired Partner of KPMG LLP (a         54                Trustee of
303 Broadway                             retirement          certified public accounting firm).                       Tri-Health
Cincinnati, OH                           at age 75 or        Vice President of St. Xavier High                        Physician
Age: 71                                  until               School.                                                  Enterprise
                                         he resigns or                                                                Corporation.
                                         is
                                         removed

                                         Trustee since
                                         1999
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti            Trustee       Until               CEO, Chairman and Director of Avaton,  32                Director of
303 Broadway                             retirement          Inc. (a wireless entertainment                           QMed (a health
Cincinnati, OH                           at age 75 or        company). President of Cincinnati                        care
Age: 57                                  until               Biomedical (a life science and                           management
                                         he resigns or       economic development company). CEO,                      company).
                                         is                  Chairman and Director of Astrum
                                         removed             Digital Information (an information
                                                             monitoring company) from 2000 until
                                         Trustee since       2001; President of Great American
                                         2002                Life Insurance Company from 1999
                                                             until 2000; A Director of Chiquita
                                                             Brands International, Inc. until 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Constellation Funds Group and 3 series of Constellation Institutional Portfolios.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust. Ms. McGruder and Messrs. Cox, Siekmann and Stautberg are also Trustees of Constellation Funds Group and Constellation Institutional Portfolios.

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------
(CONTINUED)

PRINCIPAL OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF FUNDS   OTHER
NAME                       POSITION(S)   TERM OF OFFICE(1)   PRINCIPAL OCCUPATION(S)                OVERSEEN IN THE   DIRECTORSHIPS
ADDRESS                    HELD WITH     AND LENGTH OF       DURING PAST 5 YEARS                    TOUCHSTONE FUND   HELD
AGE                        TRUST         TIME SERVED                                                COMPLEX(2)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder           President     Until               See biography above.                   54                See biography
Touchstone                 and Trustee   resignation,                                                                 above.
Advisors, Inc.                           removal or
303 Broadway                             disqualification
Cincinnati, OH
Age: 50                                  President since
                                         2004; President
                                         from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch            Vice          Until               Vice President-Compliance of IFS       54                None
Touchstone Advisors, Inc.  President     resignation,        Financial Services, Inc., Director
303 Broadway               and Chief     removal or          of Compliance of Fort Washington
Cincinnati, OH             Compliance    disqualification    Brokerage Services, Inc.; Chief
Age: 48                    Officer                           Compliance Officer of Puglisi & Co.
                                         Vice President      2003 from 2001
                                         since               until 2002; Vice
                                                             President -
                                                             Compliance of
                                                             Palisade Capital
                                                             Management LLC
                                                             (an investment
                                                             advisor) from
                                                             1997 until 2000.
------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo             Vice          Until               President of Touchstone Securities,    54                None
Touchstone Securities,     President     resignation,        Inc. and Touchstone Advisors, Inc.;
Inc.                                     removal or          Managing Director, Deutsche Asset
303 Broadway                             disqualification    Management until 2001.
Cincinnati, OH
Age: 54                                  Vice President
                                         since 2004
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent            Vice          Until               Senior Vice President of Touchstone    54                None
Touchstone Advisors, Inc.  President     resignation,        Advisors, Inc.; Marketing Director
303 Broadway                             removal or          of Promontory Interfinancial Network
Cincinnati, OH                           disqualification    from 2002-2003; Senior Vice
Age: 42                                                      President of McDonald Investments
                                         Vice President      from 1998 - 2001.
                                         since 2004
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft       Controller    Until               Senior Vice President, Chief           54                None
Touchstone                 and           resignation,        Financial Officer and Treasurer of
Advisors, Inc.             Treasurer     removal or          Integrated Fund Services, Inc., IFS
303 Broadway                             disqualification    Fund Distributors, Inc. and Fort
Cincinnati, OH                                               Washington Brokerage Services, Inc.
Age: 43                                  Controller since    She is Chief Financial Officer of
                                         2000 Treasurer      IFS Financial Services, Inc.,
                                         since 2003          Touchstone Advisors, Inc. and
                                                             Touchstone Securities, Inc. and
                                                             Assistant Treasurer of Fort
                                                             Washington Investment Advisors, Inc.
                                                             Director and Senior Counsel of
                                                             Integrated Fund Services, Inc. and
                                                             IFS Fund Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton              Secretary     Until resignation,                                          54                None
Integrated Fund Services,                removal or disqualification
Inc.
303 Broadway                             Secretary since
Cincinnati, OH                           2006
Age: 36
------------------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Constellation Funds Group and Constellation Institutional Portfolios.

2 The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Constellation Funds Group and 3 series of Constellation Institutional Portfolios.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------

Touchstone Securities, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $92,700 for the March 31, 2006 fiscal year and approximately $82,500 for the March 31, 2005 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-Related fees totaled $113,200 for the March 31, 2006 fiscal year and $95,000 for the March 31, 2005 fiscal year and consisted SAS 70 internal control reviews of the registrant's fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled approximately $20,700 for the March 31, 2006 fiscal year and approximately $19,500 for the March 31, 2005 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the March 31, 2006 or March 31, 2005 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $217,800 for the fiscal year ended March 31, 2006 and $244,100 for the fiscal year ended March 31, 2005.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)      Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust
            --------------------------------------------------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 2, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 2, 2006

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  June 2, 2006